Filed pursuant to Rule 497(b)
File No. 333-178569

Questions & Answers

DWS S&P 500 Plus Fund

Q&A

Q    What issue am I being asked to vote on?

A    You are being asked to vote on a proposal to merge DWS S&P 500 Plus Fund (“S&P Plus” or “your Fund”) into DWS S&P 500 Index Fund (“S&P Index”).

After carefully reviewing the proposal, your Fund’s Board of Trustees has determined that this action is in the best interest of the Fund. The Board unanimously recommends that you vote for this proposal.

Q    Why has this proposal been made for my fund?

A    The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs a global tactical asset allocation overlay strategy (“GTAA strategy”). The GTAA strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets, and is implemented through the use of derivatives. The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

Q    Will I have to pay taxes as a result of the merger?

A    The merger is expected to be a tax-free reorganization for federal income tax purposes and will not take place unless tax counsel to S&P Index provides an opinion to that effect. Accordingly, you are not expected to recognize any taxable gain or loss as a direct result of the merger. However, as a result of the merger, you may lose the benefit of certain tax losses currently available to S&P Plus to offset or defer future gains; you may therefore pay taxes sooner or pay more taxes following the merger than you would have had the merger not occurred.

In connection with a merger, a portion of the portfolio assets of the target fund will typically be sold and reinvested prior to the merger, which can affect the amount and timing of taxable distributions to the shareholders of the target fund. However, in this instance DWS Investments expects any such rebalancing of S&P Plus’s portfolio to be minor (less than 2% of the portfolio), resulting in minimal tax impact to shareholders. Because the merger will end the tax year of S&P Plus, it will accelerate taxable distributions to shareholders of S&P Plus for its short taxable year ending on the date of the merger. Of course, you may also be subject to taxation as a result of the normal operations of your fund whether or not the merger occurs.

If you choose to sell your shares before the merger or redeem or exchange your shares after the merger, the sale, redemption or exchange likely will generate taxable gain or loss; therefore, you may wish to consult a tax advisor before doing so.

Q    Will the management fees and total operating expenses my fund pays change as a result of the merger?

A    Yes, as S&P Plus and S&P Index have different management fee structures. S&P Plus pays DWS a unitary fulcrum fee at a base rate of 0.50% per annum of average daily net assets (the “Base Rate”). This fee adjusts to as high as 1.00% or as low as 0.00% of the Fund’s average daily net assets, based on the Fund’s performance.

Because S&P Plus has underperformed its benchmark in recent periods (principally due to the GTAA strategy), the Fund paid DWS a unitary fee equal to just 0.16% of the Fund’s average daily net assets for the fiscal year ended February 28, 2011, and currently is not paying any unitary fee. S&P Index pays DWS an advisory fee of 0.05%, total administrative fees of 0.13% (including a 0.10% per annum administrative fee for S&P Index and a 0.03% per annum administrative fee for S&P Index’s master portfolio), and separately bears various fees and expenses (ranging from 0.19% to 0.28% based on share class in the fiscal year ending December 31, 2011) that, in the case of S&P Plus, are covered by S&P Plus’s unitary fee. While total operating costs of S&P Index are currently higher than those of S&P Plus, they would be lower than those of S&P Plus in the future if S&P Plus paid a unitary fulcrum fee equal to or greater than the Base Rate (which S&P Plus would pay if S&P Plus’s performance equaled or exceeded the performance of the S&P 500 Index plus 0.50% over a performance period).

Q    Will the number of shares I own change as a result of the merger?

A    Yes, the number of shares you own will most likely change, but the aggregate net asset value of your investment in S&P Index immediately following the merger will equal the aggregate net asset value of your investment in S&P Plus at the time of the merger, which may be greater or less than the aggregate value of your shares of S&P Plus at their current market price.

Q    When would the merger take place?

A    If approved, the merger would occur on or about April 30, 2012, or as soon as reasonably practicable after shareholder approval is obtained. Shortly after completion of the merger, shareholders will receive a confirmation statement reflecting their new account number and the number of shares owned.

Q    How can I vote?

A    You can vote in any one of four ways:

•	Through the Internet, by going to the website listed on your proxy card;

•	By telephone, with a toll-free call to the number listed on your proxy card;

•	By mail, by sending the enclosed proxy card, signed and dated, to us in the enclosed envelope; or

•	In person, by attending the special meeting.

We encourage you to vote over the Internet or by telephone, following the instructions that appear on your proxy card. Whichever method you choose, please take the time to read the full text of the Prospectus/Proxy Statement before you vote.

Q    Whom should I call for additional information about this Prospectus/Proxy Statement?

A    Please call D.F. King, DWS S&P 500 Plus Fund’s proxy solicitor, at 800-893-5874.

345 Park Avenue

New York, New York 10154

(800) 349-4281

March 7, 2012

DWS S&P 500 PLUS FUND

A Message from the Fund’s President

Dear Shareholder:

I am writing to ask for your vote on an important matter affecting your investment in DWS S&P 500 Plus Fund (“S&P Plus” or the “Fund”). While you are, of course, welcome to join us at the special meeting of the Fund’s shareholders, most shareholders cast their vote by filling out and signing the enclosed proxy card, or by voting by telephone or through the Internet.

We are asking for your vote on the following matter:

Proposal:	To approve an agreement and plan of reorganization calling for the merger of S&P Plus into DWS S&P 500 Index Fund (“S&P Index”).

The Board of Trustees of S&P Plus recommends that you vote FOR the Proposal.

DWS Investments believes that the merger is in the best interests of S&P Plus. The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs a global tactical asset allocation overlay strategy (“GTAA strategy”). The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

As you may be aware, on February 28, 2012, Deutsche Bank AG, the parent company of Deutsche Investment Management Americas Inc., the investment advisor to both S&P Plus and S&P Index (the “Advisor”), announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by the Advisor. The exclusive negotiations follow Deutsche Bank’s announcement on November 22, 2011 that it was conducting a strategic review of certain of its global asset management businesses. There is no assurance that Deutsche Bank AG will reach an agreement to sell the business conducted by the Advisor to Guggenheim Partners or any other party. It is expected that any such transaction would result in the termination of the Fund’s existing management and distribution arrangements. Any new management or distribution arrangements would be subject to approval by the Board of Trustees of S&P Plus and S&P Index and, in the case of any new investment management agreements, approval by fund shareholders. Please keep in mind that any sale of the Advisor is unrelated to this proxy statement and is not expected to affect the planned merger of S&P Plus or the timing of that merger.

The enclosed prospectus/proxy statement provides a detailed description of the factors considered by the Board in determining to recommend that shareholders approve the proposed merger, as well as information concerning S&P Index that you should consider when voting on the merger.

Included in this booklet is information about the upcoming shareholders’ meeting:

•	A Notice of a Special Meeting of Shareholders, which summarizes the issue for which you are being asked to provide voting instructions; and

•	A Prospectus/Proxy Statement, which provides detailed information on S&P Index and the terms of the proposed merger.

Although we would like very much to have each shareholder attend the meeting, we realize this may not be possible. Whether or not you plan to be present, we need your vote. We urge you to review the enclosed materials thoroughly. Once you’ve determined how you would like your interests to be represented, please promptly complete, sign, date and return the enclosed proxy card, vote by telephone or record your voting instructions on the Internet. A postage-paid envelope is enclosed for mailing, and telephone and Internet voting instructions are listed at the top of your proxy card.

I’m sure that you, like most people, lead a busy life and are tempted to put this proxy aside for another day. Please don’t. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

Your vote is important to us. We appreciate the time and consideration I am sure you will give to this important matter. If you have questions about the proposal, please call D.F. King, S&P Plus’s proxy solicitor, at 800-893-5874 or contact your financial advisor. Thank you for your continued support of DWS Investments.

Sincerely yours,

/s/ W. Douglas Beck

W. Douglas Beck

President

DWS S&P 500 Plus Fund

DWS S&P 500 PLUS FUND

Notice of Special Meeting of Shareholders

Please take notice that a Special Meeting of Shareholders of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P Plus” or the “Fund”) will be held at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005, on April 16, 2012 at 2:00 p.m., Eastern time (the “Meeting”), for the following purpose:

Proposal:	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all portfolio securities of S&P Plus to DWS Equity 500 Index Portfolio (“S&P Index Portfolio”) in exchange for an interest in S&P Index Portfolio, (ii) the transfer of all of the assets of S&P Plus (including its interest in S&P Index Portfolio) to DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P Index”), in exchange for shares of S&P Index (“Merger Shares”) and the assumption by S&P Index of all the liabilities of S&P Plus, and (iii) the distribution of the Merger Shares to the shareholders of S&P Plus in complete liquidation of S&P Plus.

The appointed proxies will vote in their discretion on any other business as may properly come before the Meeting or any postponement(s) or adjournment(s) thereof. Holders of record of shares of S&P Plus at the close of business on January 10, 2012 are entitled to vote at the Meeting of the Fund and any postponement(s) or adjournment(s) thereof.

By order of the Board of Trustees,

/s/ John Millette

John Millette,

Secretary

March 7, 2012

IMPORTANT — We urge you to sign and date the enclosed proxy card (unless you are authorizing your proxy by touch-tone telephone or through the Internet) and return it in the enclosed addressed envelope which requires no postage and is intended for your convenience. Your prompt return of the enclosed proxy card may save the Fund the necessity and expense of further solicitations to ensure a quorum at the Special Meeting. Instructions for signing the proxy card are listed in Appendix A of this prospectus/proxy statement. Alternatively, you can authorize your proxy by touch-tone telephone or through the Internet by following the directions on the enclosed proxy card. If you can attend the Meeting and wish to vote your shares in person at that time, you will be able to do so.

IMPORTANT INFORMATION

FOR SHAREHOLDERS OF

DWS S&P 500 PLUS FUND

This package contains a Prospectus/Proxy Statement and a proxy card. A proxy card is, in essence, a ballot. When you vote your proxy, it tells us how to vote on your behalf on an important issue relating to your Fund. If you complete and sign the proxy (or tell us how you want to vote by voting by telephone or through the Internet), we’ll vote it exactly as you tell us. If you simply sign the proxy, we’ll vote it in accordance with the Board’s recommendation on page 24.

We urge you to review the Prospectus/Proxy Statement carefully, and either fill out your proxy card and return it to us by mail, vote by telephone or record your voting instructions through the Internet. Your prompt return of the enclosed proxy card (or your voting by telephone or through the Internet) may save the necessity and expense of further solicitations.

We want to know how you would like to vote and welcome your comments. Please take a few minutes to read these materials and return your proxy to us. If you have any questions, please call D.F. King, S&P Plus’s proxy solicitor, at the special toll-free number we have set up for you, 800-893-5874, or contact your financial advisor.

PROSPECTUS/PROXY STATEMENT

March 7, 2012

Acquisition of the assets of:	By and in exchange for shares of:

DWS S&P 500 Plus Fund a series of DWS Value Equity Trust 345 Park Avenue New York, NY 10154 800-621-1048	DWS S&P 500 Index Fund a series of DWS Institutional Funds 345 Park Avenue New York, NY 10154 800-621-1048

This Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P Plus” or the “Fund”), for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005, on April 16, 2012 at 2:00 p.m., Eastern time, and at any postponement(s) or adjournment(s) thereof (the “Meeting”).

At the Meeting, shareholders will be asked to consider and approve an Agreement and Plan of Reorganization calling for the merger of the Fund into DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P Index” and in context also referred to as the “fund” or together with S&P Plus referred to as the “Merging Funds” or the “funds”). S&P Index operates as a “feeder” fund in a “master-feeder” arrangement, pursuant to which it invests substantially all of its assets in DWS Equity 500 Index Portfolio (“S&P Index Portfolio”). If the Agreement and Plan of Reorganization is approved, the merger will be accomplished as follows: (i) all of the Fund’s portfolio securities will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio; (ii) all assets and liabilities of the Fund (including the Fund’s interest in S&P Index Portfolio) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund. Each shareholder of S&P Plus will receive a number of full and fractional shares of the corresponding class of S&P Index equal in aggregate value as of the Valuation Time (as defined below on page 19) to the aggregate value of such shareholder’s S&P Plus shares, with the exception of Class R shareholders of S&P Plus who will receive a number of full and fractional Class A shares of S&P Index equal in aggregate value as of the Valuation Time to the aggregate value of such shareholder’s Class R shares in S&P Plus.

This Prospectus/Proxy Statement and the enclosed proxy card are first being mailed to shareholders on or about March 15, 2012, or as soon as practicable thereafter. The Prospectus/Proxy Statement explains concisely what you should know before voting on the matter described herein or investing in S&P Index, a series of an open-end management investment company. Please read it carefully and keep it for future reference.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in accordance with the Board’s recommendation as stated in the Prospectus/Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Meeting.

The securities offered by this Prospectus/Proxy Statement have not been approved or disapproved by the Securities and Exchange Commission (the “SEC”), nor has the SEC passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

The following documents have been filed with the SEC and are incorporated into this Prospectus/Proxy Statement by reference:

(i)	the prospectus of S&P Index dated April 29, 2011, as supplemented June 3, 2011, July 25, 2011, September 27, 2011 and February 29, 2012, a copy of which is included with this Prospectus/Proxy statement;

(ii)	the prospectus of S&P Plus dated July 1, 2011, as supplemented July 25, 2011, September 27, 2011, November 21, 2011 and February 29, 2012;

(iii)	the statement of additional information of S&P Plus dated July 1, 2011, as supplemented September 27, 2011, February 1, 2012 and February 29, 2012;

(iv)	the statement of additional information relating to the proposed merger, dated March 7, 2012 (the “Merger SAI”); and

(v)	the audited financial statements and related independent registered public accounting firm’s report for S&P Plus contained in its Annual Report for the fiscal year ended February 28, 2011 and the unaudited financial statements for the six months ended August 31, 2011 contained in S&P Plus’s Semiannual Report.

No other parts of S&P Plus’s Annual Report or Semiannual Report are incorporated by reference herein.

The financial highlights for S&P Index contained in the Annual Report for the period ended December 31, 2011, are attached to this Prospectus/Proxy Statement as Appendix C.

Shareholders may get free copies of S&P Plus’s and S&P Index’s annual reports and semi-annual reports and/or the Merger SAI, request other information about either fund, or make shareholder inquiries, by contacting their financial advisor or by calling the corresponding fund at 1-800-621-1048 (1-800-728-3337 for Class S shares and 1-800-543-5776 for Class R shares).

Like shares of S&P Plus, shares of S&P Index are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and involve risk, including the possible loss of the principal amount invested.

This document is designed to give you the information you need to vote on the matter listed in the Notice of Special Meeting of Shareholders. Much of the information is required disclosure under rules of the SEC; some of it is technical. If there is anything you don’t understand, please contact D.F. King, S&P Plus’s proxy solicitor, at 800-893-5874, or contact your financial advisor.

S&P Plus and S&P Index are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports and other information with the SEC. You may review and copy information about S&P Plus and S&P Index at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. You may call the SEC at 1-202-551-5850 for information about the operation of the public reference room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about S&P Plus and S&P Index on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

I. SYNOPSIS

The responses to the questions that follow provide an overview of key points typically of concern to shareholders considering a proposed merger between investment companies. These responses are qualified in their entirety by the remainder of this Prospectus/Proxy Statement, which you should read carefully because it contains additional information and further details regarding the proposed merger.

1. What is being proposed?

The Board of S&P Plus is recommending that shareholders approve the transactions contemplated by the Agreement and Plan of Reorganization (as described below in Part IV and the form of which is attached hereto as Appendix B), which we refer to herein as a merger of S&P Plus into S&P Index. If approved by shareholders, the merger would involve the following steps: (i) all of the Fund’s portfolio securities will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio; (ii) all assets and liabilities of the Fund (including the Fund’s interest in S&P Index Portfolio) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund. All Merger Shares delivered to S&P Plus will be delivered at net asset value without a sales load, commission or other similar fee being imposed. Immediately following the transfer, the appropriate class of Merger Shares received by S&P Plus will be distributed pro rata, on a tax-free basis for federal income tax purposes, to its shareholders of record.

2. What will happen to my investment in the Fund as a result of the merger?

Your shares of S&P Plus will, in effect, be exchanged for shares of the same class of S&P Index with an equal aggregate net asset value as of the Valuation Time (as defined below on page 19), with the exception of Class R shareholders of S&P Plus who will receive Class A shares of S&P Index with an equal aggregate net asset value as of the Valuation Time. (For information about the differences in the expense structures of Class R shares and Class A shares, please see page 20.)

3. Why has the Board of S&P Plus recommended that shareholders approve the merger?

DIMA advised the Board that it believes that the proposed merger is in the best interests of S&P Plus. The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs a global tactical asset allocation overlay strategy (“GTAA strategy”). The GTAA strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets, and is implemented through the use of derivatives. The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

The Board has concluded that: (1) the merger is in the best interests of S&P Plus and (2) the interests of the existing shareholders of S&P Plus will not be diluted as a result of the merger. Accordingly, the Board unanimously recommends that shareholders approve the Agreement (as defined on page 17) effecting the merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

4. What are the investment goals, policies and restrictions of S&P Plus and S&P Index?

While not identical, S&P Plus and S&P Index have similar investment objectives and utilize the same performance benchmark (the Standards & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)). S&P Index is a feeder fund that invests substantially all of its assets in S&P Index Portfolio, which invests directly in securities and other investments. The S&P Index Portfolio has the same investment objective as S&P Index. References to S&P Index throughout this proxy statement may refer to actions taken by the S&P Index Portfolio. The S&P Index Portfolio and S&P Plus have significant overlap in investments. The main difference between the funds’ investment programs is that S&P Plus employs the GTAA strategy in addition to its primary strategy of replicating the performance of the S&P 500 Index. S&P Plus seeks long-term growth and income, while S&P Index invests for capital appreciation, seeking to provide investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

The investment program for S&P Plus has two main components. The Fund’s primary strategy seeks to replicate the performance of the S&P 500 Index. The Fund also employs a GTAA strategy. Under normal circumstances, S&P Plus invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index. The Fund may also hold short-term debt securities or money market instruments. In addition, portfolio management seeks to enhance returns by employing the GTAA overlay strategy, which attempts to take advantage of inefficiencies within global bond, equity and currency markets through the use of derivatives (primarily exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts). The Fund may also use other types of derivatives, including futures contracts, for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The Fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

S&P Index, under normal circumstances, will invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the S&P 500 Index. The fund may also use various types of derivatives, including futures contracts, for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains or as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may also hold short-term debt securities and money market instruments. The fund may lend its investment securities in an amount up to 33 1/3% of its total assets to approved institutional borrowers.

The following tables set forth a summary of the composition of each fund’s investment portfolio as of August 31, 2011 for S&P Plus and as of December 31, 2011 for S&P Index, and DWS Investments’ estimation of the portfolio composition of S&P Index assuming consummation of the proposed merger.

Asset Allocation (as a % of investment portfolio)

	S&P Plus	S&P Index(1)	S&P Index — Estimated (assuming consummation of merger)(1)(2)
Common Stocks	97%	98%	98%
Cash Equivalents	3%	2%	2%
Total	100%	100%	100%

Sector Diversification (as a % of common stocks)

	S&P Plus	S&P Index(1)	S&P Index — Estimated (assuming consummation of merger)(1)(2)
Information Technology	19%	19%	19%
Financials	14%	14%	14%
Energy	12%	12%	12%
Health Care	12%	12%	12%
Industrials	10%	11%	11%
Consumer Discretionary	11%	11%	11%
Consumer Staples	11%	11%	11%
Utilities	4%	4%	4%
Materials	4%	3%	3%
Telecommunications Services	3%	3%	3%
Total	100%	100%	100%

(1)	S&P Index is a feeder fund that invests substantially all of its assets in S&P Index Portfolio. The asset allocation figures herein represent the investments held by S&P Index Portfolio.
(2)	Reflects DWS Investments’ estimation of the portfolio composition of S&P Index subsequent to the merger. There can be no assurance as to actual portfolio composition of S&P Index subsequent to the merger.

5. How do the management fees and expense ratios of the two funds compare?

The two funds have very different management fee structures. S&P Plus pays DIMA a unitary performance-based fee (the “Unitary Fulcrum Fee”), calculated daily and paid monthly, equal to an annual rate of 0.50% (Base Fee), adjusted as described below, of the Fund’s average daily net assets for the previous 365-day period (“Performance Period”). The Base Fee adjusts to as high as 1.00% or as low as zero, depending on how the Fund’s investment performance (based on the total return of Class S shares) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (Performance Benchmark) over the Performance Period. If the Fund’s investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund’s investment performance falls below the Performance Benchmark, then the Unitary Fulcrum Fee decreases by the difference between them, but not below zero. If the Fund’s investment performance exceeds the Performance Benchmark, then the Unitary Fulcrum Fee increases by the difference between them, but not above 1.00%. In effect, the Unitary Fulcrum Fee equals the amount by which the investment performance of the Class S shares of the Fund exceeds or lags the performance of the S&P 500 Index over a given Performance Period, subject to a cap of 1.00% and a floor of zero. Therefore, if the Fund’s Class S investment performance is at or below the S&P 500 Index for a Performance Period, the shareholders of the Fund will neither pay the Fund’s Unitary Fulcrum Fee nor bear the Fund’s day-to-day operating expenses (with the exception of applicable 12b-1 distribution fees and certain other expenses).

For S&P Index, the fund invests substantially all of its assets in the S&P Index Portfolio, which also accepts investments from other feeder funds. DIMA receives a management fee from the Portfolio at the annual rate of 0.05% of daily net assets. S&P Index bears a share of the management fee proportionate to its share of assets in the Portfolio. DIMA also receives an administrative fee of 0.10% from S&P Index, and an administrative fee of 0.03% from the S&P Index Portfolio. S&P Plus does not bear a separate administrative fee.

A discussion regarding the basis for the Board’s approval of each fund’s advisory agreements is contained in each fund’s shareholder report for the period when the agreement was last approved (the period ended the last day of February for S&P Plus and the period ended December 31 for S&P Index).

The Annual Fund Operating Expenses table below summarizes the fees and expenses that each of the funds incurred during its most recently completed fiscal year (February 28, 2011 for S&P Plus and December 31, 2011 for S&P Index) and the pro forma estimated expense ratios of S&P Index assuming consummation of the merger as of December 31, 2011. The pro forma combined figures reflect average net asset levels for both funds for the 12-month period ended on that date, and are based on actual direct expenses of S&P Plus and not the current Unitary Fulcrum Fee structure. The Unitary Fee paid by S&P Plus is currently lower than the 0.16% reflected in the expense table due to fund performance. As of December 31, 2011, the Unitary Fulcrum Fee was zero (the Unitary Fulcrum Fee can range from 0.00% to 1.00%). As shown below, total operating costs of S&P Index are currently higher than those of S&P Plus. However, total operating costs of S&P Plus would be higher than those of S&P Index in the future if S&P Plus paid a Unitary Fulcrum Fee equal to or greater than the Base Rate (which, as noted above, S&P Plus would pay if S&P Plus’s performance equaled or exceeded the Performance Benchmark over a Performance Period).

Shareholder Fees

(fees paid directly from your investment)

Fee Table	Class A	Class B	Class C	Class R	Class S
Maximum Sales Charge (Load) Imposed on Purchases (as % of offering price)
S&P Plus	5.75%	None	None	None	None
S&P Index	4.50%	None	None	4.50%(1)	None
Maximum Contingent Deferred Sales Charge (Load) (as % of redemption proceeds)
S&P Plus	None	4.00%	1.00%	None	None
S&P Index	None	4.00%	1.00%	None(1)	None

(1)	Because S&P Index does not have Class R shares, Class R shareholders of S&P Plus will receive Class A shares in the merger, with no sales load. However, future purchases of Class A shares would be subject to the fees set forth in this table above.

Annual Fund Operating Expenses

(expenses that are deducted from fund assets)

	Management (Unitary)/ Management Fee	Distribution/ Service (12b-1) Fee	Other Expenses	Total Annual Fund Operating Expenses
S&P Plus
Class A	0.16%	0.24%	0.02%	0.42%
Class B	0.16%	0.99%	0.02%	1.17%
Class C	0.16%	1.00%	0.02%	1.18%
Class R	0.16%	0.50%	0.02%	0.68%
Class S	0.16%	None	0.02%	0.18%
S&P Index
Class A	0.05%	0.23%	0.43%	0.71%
Class B	0.05%	1.00%	0.35%	1.40%
Class C	0.05%	1.00%	0.35%	1.40%
Class S	0.05%	None	0.34%	0.39%
S&P Index (Pro forma combined)
Class A	0.05%	0.23%	0.40%	0.68%
Class B	0.05%	1.00%	0.35%	1.40%
Class C	0.05%	1.00%	0.34%	1.39%
Class S	0.05%	None	0.34%	0.39%

Examples

These examples translate the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the costs of investing in the funds. The examples make certain assumptions. They assume that you invest $10,000 in a fund for the time periods shown and reinvest all dividends and distributions. They also assume a 5% return on your investment each year and that a fund’s operating expenses remain the same (except as described below). The examples are hypothetical; your actual costs and returns may be higher or lower.

	1 Year	3 Years	5 Years	10 Years
S&P Plus
Assuming you sold your shares at the end of each period.
Class A	$615	$702	$797	$1,074
Class B(1)	$519	$672	$844	$1,018
Class C	$220	$375	$649	$1,432
Class R	$69	$218	$379	$847
Class S	$18	$58	$101	$230
Assuming you kept your shares.
Class A	$615	$702	$797	$1,074
Class B(1)	$119	$372	$644	$1,018
Class C	$120	$375	$649	$1,432
Class R	$69	$218	$379	$847
Class S	$18	$58	$101	$230
S&P Index
Assuming you sold your shares at the end of each period.
Class A	$519	$667	$827	$1,293
Class B(1)	$543	$743	$966	$1,318
Class C	$243	$443	$766	$1,680
Class S	$40	$125	$219	$493
Assuming you kept your shares.
Class A	$519	$667	$827	$1,293
Class B(1)	$143	$443	$766	$1,318
Class C	$143	$443	$766	$1,680
Class S	$40	$125	$219	$493
S&P Index (Pro forma combined)
Assuming you sold your shares at the end of each period.
Class A	$516	$658	$812	$1,258
Class B(1)	$543	$743	$966	$1,302
Class C	$242	$440	$761	$1,669
Class S	$40	$125	$219	$493
Assuming you kept your shares.
Class A	$516	$658	$812	$1,258
Class B(1)	$143	$443	$766	$1,302
Class C	$142	$440	$761	$1,669
Class S	$40	$125	$219	$493

(1)	Reflects conversion after six years of Class B to Class A shares, which pay lower fees.

6. What are the federal income tax consequences of the proposed merger?

For federal income tax purposes, no gain or loss is expected to be recognized by S&P Plus or its shareholders as a direct result of the merger. As a result of the merger, however, S&P Plus and its shareholders may lose the benefit of certain tax losses that could have been used to offset or defer future gains. In connection with the merger, a portion (currently estimated to represent less than 2%) of the portfolio assets of S&P Plus may be sold and reinvested prior to the merger, which will affect the amount and timing of taxable distributions to S&P Plus shareholders. For a more detailed discussion of the federal income tax consequences of the merger, please see “Information about the Proposed Merger — Certain Federal Income Tax Consequences” below.

7. Will the frequency of my dividends be affected by the merger?

While both funds intend to distribute to their shareholders virtually all of their net earnings, S&P Index intends to pay distributions quarterly, while S&P Plus intends to pay distributions annually in December. Therefore, if the proposed merger is approved, you would begin to receive distributions on a quarterly basis.

8. Do the procedures for purchasing, redeeming and exchanging shares of the two funds differ?

No. The procedures for purchasing and redeeming shares of a particular class for each fund, and for exchanging shares of each fund for shares of other DWS funds, are identical. However, Class R shareholders of S&P Plus will receive shares of Class A of S&P Index as a result of the merger, and following the merger will be subject to the procedures for purchasing, redeeming and exchanging shares that apply to Class A shares (including a sales charge of up to 4.50% for future purchases of Class A shares).

9. How will I be notified of the outcome of the merger?

If the proposed merger is approved by shareholders, you will receive confirmation after the merger is completed, indicating your new account number and the number of Merger Shares you are receiving. Otherwise, you will be notified of the outcome of the shareholder vote in the next shareholder report of the Fund.

10. Will the number of shares I own change?

Yes, the number of shares you own will most likely change, but the aggregate net asset value of the shares of S&P Index you receive will equal the aggregate value of the shares of S&P Plus that you hold at Valuation Time (as defined on page 19). Even though the net asset value per share of each fund is likely to be different, the total value of each shareholder’s holdings will not change as a result of the merger.

11. What vote is required to approve the merger?

Approval of the merger requires the affirmative vote of a majority of the Fund’s outstanding shares, which means the lesser of: (i) 67% or more of the Fund’s shares present at the meeting if holders of more than 50% of the Fund’s outstanding shares are present or represented by proxy at the meeting, or (ii) more than 50% of Fund’s outstanding shares.

The Board recommends that shareholders vote FOR approval of the proposed merger. For a discussion of the Board’s considerations, please see “Information About the Proposed Merger — Background and Board’s Considerations Relating to the Proposed Merger” below.

II. INVESTMENT STRATEGIES AND RISK FACTORS

What are the main investment strategies and related risks of S&P Index, and how do they compare with those of S&P Plus?

Principal Risks. There are several risk factors that could hurt the performance of S&P Index, cause you to lose money or cause the fund’s performance to trail that of other investments. S&P Index may not achieve its investment objective, and is not intended to be a complete investment program. An investment in S&P Index, like an investment in S&P Plus, is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

The primary risks associated with an investment in S&P Index are summarized below. Because S&P Plus employs indexing strategies similar to S&P Index, as described below, S&P Plus is subject to these same risks. Since S&P Plus also employs the GTAA strategy, it is also subject to the additional risks noted at the end of this section.

The value of your investment in S&P Index will change with changes in the values of the investments held by S&P Index. A wide array of factors can affect those values. In this summary we describe the principal risks that may affect S&P Index’s investments as a whole. The fund is exposed to the risk factors below even if it does not invest directly in individual securities.

Stock market risk. The fund is affected by how the stock market performs. When stock prices fall, you should expect the value of your investment to fall as well. Stock prices can be hurt by poor management, shrinking product demand and other business risks. These factors may affect single companies as well as groups of companies. In addition, movements in financial markets may adversely affect a stock’s price.

Indexing risk. An index fund’s performance may not exactly replicate the performance of its target index, for several reasons. For example, the fund incurs fees, administrative expenses and transaction costs that the index itself does not. The fund may use sampling techniques (investing in a representative selection of securities included in the index rather than all securities in the index), or the composition of its portfolio may diverge from that of the index. Also, while the exposure of the index to its component securities is by definition 100%, the fund’s effective exposure to index securities may be greater or lesser than 100%, and may vary over time. Because an index fund is designed to maintain a high level of exposure to its target index at all times, it will not take any steps to invest defensively or otherwise reduce the risk of loss during market downturns.

Derivatives risk. Risks associated with derivatives include the risk that the derivative is not well correlated with the security, index or currency to which it relates; the risk that derivatives may result in losses or missed opportunities; the risk that the fund will be unable to sell the derivative because of an illiquid secondary market; the risk that a counterparty is unwilling or unable to meet its obligation; and the risk that the derivative transaction could expose the fund to the effects of leverage, which could increase the fund’s exposure to the market and magnify potential losses. There is no guarantee that derivatives, to the extent employed, will have the intended effect, and their use could cause lower returns or even losses to the fund. The use of derivatives by the fund to hedge risk may reduce the opportunity for gain by offsetting the positive effect of favorable price movements.

Counterparty risk. A financial institution or other counterparty with whom the fund does business, or that underwrites, distributes or guarantees any investments or contracts that the fund owns or is otherwise exposed to, may decline in financial health and become unable to honor its commitments. This could cause losses for the fund or could delay the return or delivery of collateral or other assets to the fund.

Liquidity risk. In certain situations, it may be difficult or impossible to sell an investment in an orderly fashion at an acceptable price. This risk can be ongoing for any security that does not trade actively or in large volumes, for any security that trades primarily on smaller markets, and for investments that typically trade only among a limited number of large investors (such as certain types of derivatives or restricted securities). In unusual market conditions, even normally liquid securities may be affected by a degree of liquidity risk. This may affect only certain securities or an overall securities market.

Pricing risk. If market conditions make it difficult to value some investments, the fund may value these investments using more subjective methods, such as fair value pricing. In such cases, the value determined for an investment could be different than the value realized upon such investment’s sale. As a result, you could pay more than the market value when buying fund shares or receive less than the market value when selling fund shares. Secondary markets may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may prevent the fund from being able to realize full value and thus sell a security for its full valuation. This could cause a material decline in the fund’s net asset value.

Securities lending risk. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

S&P Plus. S&P Plus is subject to all of the risks discussed above for S&P Index. In addition, S&P Plus is also subject to the following primary risks:

GTAA risk. The success of the GTAA strategy depends, in part, on portfolio management’s ability to analyze the correlation between various global markets and asset classes. If portfolio management’s correlation analysis proves to be incorrect, losses to the fund may be significant and may substantially exceed the intended level of market exposure for the GTAA strategy. As part of the GTAA strategy, the fund will be exposed to the risks of non-US currency markets, and global equity and bond markets. Foreign currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and economic or political developments in the US or abroad. Global equity and bond markets may also fluctuate for the same or similar reasons. As a result, the fund’s exposure to foreign currencies and global equity and bond markets could cause lower returns or even losses to the fund. Although portfolio management seeks to limit these risks through the aggregation of various long and short positions, there can be no assurance that it will be able to do so.

Tracking error risk. There are several reasons why the fund’s performance will differ substantially from the S&P 500 Index:

•	In employing the GTAA strategy portfolio management seeks investments whose returns are expected to have a low correlation to the returns of the fund’s holdings.

•	Unlike the S&P 500 Index, the fund incurs fees and administrative expenses and transaction costs in trading stocks (this risk is also applicable, to a lesser extent, to S&P Index).

•	The fund’s portfolio is not identical to the composition of the S&P 500 Index (this risk is also applicable, to a lesser extent, to S&P Index).

•

The timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the fund’s performance to deviate from that of the “fully invested” S&P 500 Index which does not include a cash component (this risk is also applicable, to a lesser extent, to S&P Index).

Security selection risk. The securities in the fund’s portfolio may decline in value. Portfolio management could be wrong in its analysis of industries, companies, economic trends, the relative attractiveness of different securities or other matters (this risk is also applicable, to a lesser extent, to S&P Index).

Investment Objectives and Strategies. While not identical, S&P Plus and S&P Index have similar investment objectives and significant overlap in investments. S&P Plus seeks long term growth and income, while S&P Index seeks capital appreciation, not income.

For S&P Plus, the fund’s investment program has two main components or strategies. The fund’s primary strategy seeks to replicate the performance of the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) (see “Index strategy,” below). The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies from several industrial sectors representing a significant portion of the market value of all stocks publicly traded in the US. Stocks in the S&P 500® Index are weighted according to their total market value. The fund is not sponsored, endorsed, sold or promoted by the Standard & Poor’s (S&P) Division of The McGraw-Hill Companies, Inc. The fund also employs a global tactical asset allocation overlay component (the “GTAA strategy,” see below). Under normal circumstances, the fund invests at least 80% of its total assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index.

Index strategy. In implementing the Index strategy, the fund’s securities are weighted to attempt to make the fund’s total investment characteristics similar to those of the index as a whole. The fund may also hold short-term debt securities or money market instruments. Portfolio management uses quantitative analysis techniques to structure the fund with the goal of obtaining a high correlation to the index while seeking to keep the fund as fully invested as possible in all market environments. The fund uses an optimization strategy, gaining exposure to the more heavily weighted stocks in the index in approximately the same proportion they are represented in the index, then gaining exposure to a statistically selected sample of the less heavily weighted stocks found in the index. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it is believed to be a cost-efficient way of approximating the index’s performance (for example, in anticipation of a stock being added to the index). The fund’s optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book- ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the fund’s liquidity and returns while minimizing its costs.

GTAA strategy. In addition to the fund’s Index strategy, portfolio management seeks to enhance returns by employing the GTAA strategy. This strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets. The strategy is implemented through the use of derivatives, which are contracts or other instruments whose values are based on, for example, indices, currencies or securities. The strategy primarily uses exchange-traded futures contracts on global bonds and equities and over-the-counter forward currency contracts. Using the GTAA strategy, portfolio management seeks to cause the fund to outperform the S&P 500 Index by approximately 4% per year over a full market cycle, before the deduction of fund fees and expenses (i.e., on a gross basis). There is no assurance that the fund will meet this target over the long term or that the contribution to the fund’s return from the GTAA strategy will meet or exceed this target for any year or period of years; in some periods the contribution to the fund’s return from the GTAA strategy may be negative. The notional amount of the fund’s aggregate exposure obtained from derivatives within the GTAA strategy will often exceed 100% of the net assets of the fund and, depending on market conditions, may significantly exceed 100% of the net assets of the fund.

Outside of the GTAA strategy, portfolio management generally may use futures contracts, which are a type of derivative, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may lend securities (up to one-third of total assets) to approved institutions.

When in portfolio management’s opinion it is advisable to adopt a temporary defensive position because of unusual and adverse or other market conditions, up to 100% of S&P Plus’s assets may be held in cash or invested in money market securities or other short-term investments. Short-term investments consist of (1) foreign and domestic obligations of sovereign governments and their agencies and instrumentalities, authorities and political subdivisions; (2) other short-term investment-grade rated debt securities or, if unrated, determined to be of comparable quality in the opinion of the Advisor; (3) commercial paper; (4) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (5) repurchase agreements. Short-term investments may also include shares of money market mutual funds. This could prevent losses, but, while engaged in a temporary defensive position, the fund will not be pursuing its investment objective. However, portfolio management may choose not to use these strategies for various reasons, even in volatile market conditions.

S&P Index is a feeder fund that invests substantially all of its assets in a master portfolio, the DWS Equity 500 Index Portfolio (the “S&P Index Portfolio” or the “Portfolio”), which will invest directly in securities and other instruments. The S&P Index Portfolio has the same investment objective as S&P Index. Under normal circumstances, the Portfolio intends to invest at least 80% of assets, determined at the time of purchase, in stocks of companies included in the S&P 500 Index and in derivative instruments, such as futures contracts and options, that provide exposure to the stocks of companies in the index. The S&P Index Portfolio’s securities are weighted to attempt to make the Portfolio’s total investment characteristics similar to those of the index as a whole. The Portfolio may also hold short-term debt securities and money market instruments.

Portfolio management uses quantitative analysis techniques to structure the S&P Index Portfolio to seek to obtain a high correlation to the index while seeking to keep the Portfolio as fully invested as possible in all market environments. Portfolio management seeks a long-term correlation between Portfolio performance, before expenses, and the index of 98% or better (perfect correlation being 100%). The Portfolio uses an optimization strategy, buying the largest stocks in the index in approximately the same proportion they represent in the index, then investing in a statistically selected sample of the smaller securities found in the index. The Portfolio’s optimization process is intended to produce a portfolio whose industry weightings, market capitalizations and fundamental characteristics (price-to-book- ratios, price-to-earnings ratios, debt-to-asset ratios and dividend yields) closely replicate those of the index. This approach attempts to maximize the Portfolio’s liquidity and returns while minimizing its costs. Portfolio management may limit or avoid exposure to any stock in the index if it believes the stock is illiquid or that extraordinary conditions have cast doubt on its merits. Conversely, portfolio management may gain exposure to a stock not included in the index when it believes such exposure is consistent with the Portfolio’s goal (for example, in anticipation of a stock being added to the index).

Portfolio management generally may use futures contracts, which are a type of derivative (a contract whose value is based on, for example, indices, currencies or securities), as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may also use various types of derivatives (i) for hedging purposes; (ii) for risk management; (iii) for non-hedging purposes to seek to enhance potential gains; or (iv) as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. The fund may lend securities (up to one-third of total assets) to approved institutions.

Performance Information

The following information provides some indication of the risks of investing in each fund. Of course, a fund’s past performance is not an indication of future performance.

The bar charts show how the performance of each fund’s Class A shares has varied from year to year, which may give some idea of risk. The tables following the charts show how each fund’s performance compares with the S&P 500 Index, a broad-based market index (which, unlike the funds, does not have any fees or expenses). After-tax returns are estimates calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown in the table.

Calendar Year Total Returns (%)

S&P Index — Class A shares

For the periods included in the bar chart:

Best Quarter: 15.79%, Q2 2009	Worst Quarter: -22.05%, Q4 2008

S&P Plus — Class A shares

For the periods included in the bar chart:

Best Quarter: 16.43%, Q3 2009                                                              Worst Quarter: -18.22%, Q4 2008

Average Annual Total Returns

(for period ended December 31, 2011)

	Past 1 Year	Past 5 years	Past 10 years
S&P Index
Class A
Return before Taxes	-3.07%	-1.73%	1.83%
Return after Taxes on Distributions	-5.50%	-2.32%	1.39%
Return after Taxes on Distributions and Sale of Fund Shares	-5.50%	-1.97%	1.31%
Class B (Return before Taxes)	-2.27%	-1.75%	1.54%
Class C (Return before Taxes)	0.76%	-1.56%	1.54%
Class S (Return before Taxes)	1.72%	-0.55%	2.55%
Standards & Poor’s (S&P) 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

	Past 1 Year	Past 5 years	Past 10 years
S&P Plus
Class A
Return before Taxes	-6.38%	-1.00%	2.07%
Return after Taxes on Distributions	-6.58%	-1.61%	1.65%
Return after Taxes on Distributions and Sale of Fund Shares	-3.92%	-1.02%	1.67%
Class B (Return before Taxes)	-4.26%	-0.73%	1.89%
Class C (Return before Taxes)	-1.40%	-0.56%	1.91%
Class R (Return before Taxes)	-0.87%	-0.08%	2.43%
Class S (Return before Taxes)	-0.35%	0.46%	2.93%
Standards & Poor’s (S&P) 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	-0.25%	2.92%

Standard & Poor’s 500 Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Current performance may be higher or lower than the performance data quoted above. For more recent performance information, call your financial advisor or the corresponding fund at 1-800-621-1048 (1-800-728-3337 for Class S shares) or visit our Web site at www.dws-investments.com.

III. OTHER INFORMATION ABOUT THE FUNDS

Investment Manager. DIMA, with headquarters at 345 Park Avenue, New York, NY 10154, serves as each fund’s investment advisor. Under the oversight of the Board of each fund, DIMA, or a subadvisor, provides continuing investment management of the assets of each fund in accordance with the fund’s investment objective(s), policies and restrictions. DIMA also provides administrative services to each fund pursuant to an administrative services agreement. DIMA provides a full range of global investment advisory services to institutional and retail clients. DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance. DIMA provides a full range of global investment advisory services to institutional and retail clients.

DWS Investments is part of the Asset Management division of Deutsche Bank AG and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, DIMA and DWS Trust Company. DWS Investments is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world’s major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

On February 28, 2012, Deutsche Bank AG announced that it is in exclusive negotiations with Guggenheim Partners on the sale of certain of its asset management businesses, including the U.S. mutual fund business conducted by DIMA. There is no assurance that Deutsche Bank AG will reach an agreement to sell the business conducted by DIMA to Guggenheim Partners or any other party.

DIMA may utilize the resources of its global investment platform to provide investment management services through branch offices located outside the US. In some cases, DIMA may also utilize its branch offices or affiliates located in the US or outside the US to perform certain services such as trade execution, trade matching and settlement, or various administrative, back-office or other services. To the extent services are performed outside the US, such activity may be subject to both US and foreign regulation. It is possible that the jurisdiction in which DIMA or its affiliate performs such services may impose restrictions or limitations on portfolio transactions that are different from, and in addition to, those that apply in the US.

S&P Index. S&P Index is a feeder fund that invests substantially all of its assets in a master portfolio. The fund and the Portfolio have the same investment objective. The Portfolio is advised by DIMA and subadvised by Northern Trust Investments, N.A. (“NTI”). NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Formerly known and conducting business as Northern Trust Investments, N.A., NTI, an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment advisor registered under the Investment Advisers Act of 1940, as amended. Northern Trust Corporation, through its subsidiaries, has for more than 100 years managed assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

The following individual handles the day-to-day management of the Portfolio:

Brent Reeder is portfolio manager for the Portfolio. Mr. Reeder is a Senior Vice President of Northern Trust Investments, Inc. He joined Northern Trust Investments in 1993 where, for the past eight years, he has managed quantitative equity portfolios. He began managing the Portfolio in 2007.

S&P Plus. The subadvisor for S&P Plus is QS Investors, LLC, located at 880 Third Avenue, New York, NY 10022. Founded in 2010, QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis. Under the oversight of DIMA, QS Investors makes the investment decisions and buys and sells securities for the fund and manages the assets attributable to the fund’s GTAA strategy.

The following individuals handle the day-to-day management of S&P Plus:

Robert Wang is a portfolio manager for the fund. Mr. Wang is Head of Portfolio Management and Trading for QS Investors. He joined QS Investors in 2010 after 28 years of experience trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan. He began managing the fund in 2008.

Thomas Picciochi is a portfolio manager for the fund. Mr. Picciochi is Head of Global Tactical Asset Allocation Portfolio Management and Trading for QS Investors. He joined QS Investors in 2010 after 24 years of experience in portfolio management and various research and analysis positions at Deutsche Asset Management, State Street Global Advisors, FPL Energy, Barnett Bank, Trade Finance Corporation and Reserve Financial Management. He began managing the fund in 2007.

Russell Shtern is a portfolio manager for the fund. Mr. Shtern is a Senior Equities Portfolio Manager for QS Investors. He joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader’s assistant with Deutsche Asset Management. He began managing the fund in 2008.

The Merger SAI provides additional information about the portfolio managers’ investments in DWS funds, a description of the portfolio managers’ compensation structure and information regarding other accounts the portfolio team members manage.

Trustees and Officers. Paul K. Freeman (Chair), John W. Ballantine, Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Richard J. Herring, William McClayton, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Robert H. Wadsworth serve as Trustees of both funds and S&P Index Portfolio. The officers of S&P Index are the same as those of S&P Plus and S&P Index Portfolio.

Independent Registered Public Accounting Firm (“Auditor”). PricewaterhouseCoopers LLP (“PwC”), 125 High Street, Boston, MA 02110 serves as each fund’s independent registered public accounting firm. PwC audits and reports on each fund’s annual financial statements, reviews certain regulatory reports, and performs other professional accounting, auditing, tax and advisory services when engaged to do so by each fund.

Charter Documents.

S&P Index is a series of DWS Institutional Funds and S&P Plus is a series of DWS Value Equity Trust, each a registered open-end management investment company organized as a business trust under the laws of Massachusetts (each a “Trust”). Each of DWS Institutional Funds and DWS Value Equity Trust is governed by an Amended and Restated Declaration of Trust dated June 2, 2008, as amended from time to time, and its bylaws. The charter documents of the two Trusts are similar but not identical to one another. Additional information about each Trust’s charter documents is provided below.

Shares. The Board of each fund has the authority to divide the shares of each Trust into multiple funds and to establish and designate two or more classes of shares of any series, with variations in the relative rights and preferences between the classes. All shares of both funds issued and outstanding are transferable, have no pre-emptive or conversion rights (except as may be determined by the Board) and are redeemable. Each share of both funds has equal rights with each other share of the same class of the respective fund as to voting, dividends, distributions and liquidation. Shareholders of both funds are entitled to one vote for each full share held and fractional votes for fractional shares held.

Shareholder Meetings. Both funds are generally not required to hold meetings of its shareholders. Under each Trust’s Amended and Restated Declaration of Trust, as amended (“Declaration of Trust”), however, shareholders have the power to vote in connection with the following matters and only to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) the election, re-election or removal of trustees if a meeting is called by or at the direction of the Board for such purpose, provided that the Board shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of one or more trustees as a result of a request in writing by the holders of not less than ten percent of the outstanding shares of the Trust; (b) the termination of the Trust or a series if, in either case, the Board submits the matter to a vote of shareholders; (c) any amendment of the Declaration of Trust that (i) for S&P Index only, would affect the rights of shareholders to vote under the Declaration of Trust, (ii) for S&P Plus only, would change any right with respect to any shares of the Trust or fund by reducing the amount payable thereon upon liquidation of the Trust or fund or by diminishing or eliminating any voting rights pertaining thereto, in which case the vote or consent of the holders of two-thirds of the shares of the Trust or fund outstanding would be required; (iii) for S&P Index only, requires shareholder approval under applicable law, or (iv) for S&P Index only, the Board submits to a vote of shareholders; and (d) such additional matters as may be required by law or as the Board may determine to be necessary or desirable.

Shareholders of S&P Plus, under its Declaration of Trust, also have the power to vote in connection with the following matters to the extent and as provided in the Declaration of Trust and as required by applicable law: (a) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the shareholders; (b) with respect to any merger, consolidation or sale of assets; (c) with respect to any investment advisory or management contract entered into with respect to one or more funds; (d) with respect to the incorporation of the Trust or a fund; and (e) with respect to any plan adopted pursuant to Rule 12b-1 (or any successor rule) under the Investment Company Act of 1940.

Shareholder Liability. Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for obligations of the funds. The Declarations of Trust, however, disclaim shareholder liability for acts or obligations of the funds and require that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the funds’ Board or officers. Moreover, the Declarations of Trust provide for indemnification out of fund property for all losses and expenses of any shareholder held personally liable for the obligations of S&P Index or S&P Plus and the funds may be covered by insurance which the Board considers adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a disclaimer is inoperative and the fund itself is unable to meet its obligations.

Trustee Liability. Each Trust’s Declaration of Trust provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust. Each Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with any claim, action, suit or proceeding in which they may be involved because of their offices with the Trust, except if it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. Nothing in the Declaration of Trust of either Trust indemnifies a Trustee or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Election and Term of Trustees. Each Trustee serves until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns, retires, is removed or incapacitated. Any Trustee who has become incapacitated by illness or injury as determined by a majority of the other Trustees may be retired by written instrument signed by at least a majority of the other Trustees. Any Trustee may be removed with or without cause (i) by the vote of the shareholders holding two-thirds of the outstanding shares, or (ii) by the action of two-thirds of the remaining Trustees. The Trustees of the Trust shall promptly call a meeting of the shareholders for the purpose of voting upon the question of removal of any Trustee or Trustees when requested in writing so to do by the holders of not less than ten percent of the outstanding shares, and in that connection, the Trustees will assist shareholder communications to the extent provided for in Section 16(c) under the 1940 Act.

The foregoing is only a summary of the charter documents of S&P Index and S&P Plus and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

IV. INFORMATION ABOUT THE PROPOSED MERGER

General. The shareholders of S&P Plus are being asked to approve the merger pursuant to an Agreement and Plan of Reorganization by and among S&P Index, S&P Plus and S&P Index Portfolio (the “Agreement”), the form of which is attached to this Prospectus/Proxy Statement as Appendix B.

If the Agreement is approved by shareholders, the merger would involve the following steps: (i) all of the Fund’s portfolio securities will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio; (ii) all assets and liabilities of the Fund (including the Fund’s interest in S&P Index Portfolio) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund.

S&P Plus will distribute the Merger Shares to its shareholders in proportion to their existing shareholdings, in complete liquidation of S&P Plus, and the legal existence of S&P Plus will be terminated. Each shareholder of Class A, Class B, Class C and Class S shares of S&P Plus will receive a number of full and fractional Merger Shares of the same class equal in aggregate value as of the Valuation Time (as defined on page 19) to the aggregate value of the shareholder’s S&P Plus shares. Each shareholder of Class R shares of S&P Plus will receive a number of full and fractional Class A Merger Shares, equal in aggregate value as of the Valuation Time to the aggregate value of the shareholder’s Class R S&P Plus shares.

Prior to the date of the merger, S&P Plus will sell any investments that are not consistent with the current implementation of the investment objective, policies, restrictions and investment strategies of S&P Index, and make such other changes to reposition the investment portfolio in preparation for the merger. This is expected to consist mainly of letting derivatives positions used to implement S&P Plus’s GTAA Strategy expire prior to the merger. S&P Plus will declare a taxable distribution which, together with all previous distributions, will have the effect of distributing to shareholders all of its net investment income and realized net capital gains, if any, through the date of the merger. DIMA currently anticipates selling less than 2% of S&P Plus’s investments in anticipation of the merger. While the impact should be minimal, any sale of such investments could increase the taxable distribution to shareholders of S&P Plus occurring prior to the merger above that which they would have received absent the merger. S&P Plus does not expect to distribute any capital gains as of the Exchange Date (as defined on page 19). As of January 12, 2012, S&P Plus had approximately $4.9 million in capital losses.

The actions contemplated by the Agreement and the related matters described therein will be consummated only if approved by shareholders of S&P Plus. In the event that the merger does not receive the required shareholder approval, each fund will continue to be managed as a separate fund in accordance with its current investment objective(s) and policies, and the Board would likely consider a range of alternatives, including in particular the liquidation of S&P Plus.

Background and Board’s Considerations Relating to the Proposed Merger.

DWS Investments proposed the merger to the Board in September 2011, and advised the Board that it believed that the proposed merger was in the best interests of S&P Plus and its shareholders. The Board receives regular reports regarding the performance of S&P Plus and its GTAA strategy, and had noted S&P Plus’s underperformance in recent periods relative to the S&P Plus’s benchmark, the S&P 500 Index. DWS advised the Board that S&P Plus’s recent underperformance was principally due to the underperformance of the Fund’s GTAA strategy. The GTAA strategy attempts to take advantage of inefficiencies within global bond, equity and currency markets, and is implemented through the use of derivatives. The GTAA strategy has not performed consistently in the volatile global market environment that has prevailed in recent periods. In view of the uncertain outlook for the global market, DWS has advised the Board that S&P Plus’s investment strategy may no longer be viable and has recommended to the Board that S&P Plus be merged into S&P Index. S&P Plus and S&P Index have the same benchmark, the S&P 500 Index. The main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Plus employs the GTAA strategy. S&P Index would provide current S&P Plus shareholders with an investment in a more traditional index fund that pursues the same benchmark as S&P Plus, but without the volatility of the GTAA strategy.

The Trustees conducted a thorough review of the potential implications of the merger on S&P Plus and its shareholders. They were assisted in this review by their independent legal counsel. The Trustees met on several occasions to review and discuss the merger, both among themselves and with representatives of DWS Investments.

On November 18, 2011, the Trustees of S&P Plus, including all Trustees who are not “interested persons” (as defined in the 1940 Act) (“Independent Trustees”), unanimously approved the terms of the proposed merger. The Trustees also unanimously determined to recommend that the merger be approved by S&P Plus’s shareholders.

In determining to recommend that shareholders of S&P Plus approve the merger, the Trustees considered, among other factors:

•

The substantial similarities between S&P Plus’s and S&P Index’s investment programs, including that the main difference between S&P Plus’s investment program and S&P Index’s investment program is that S&P Index does not employ the GTAA strategy;

•	The recent underperformance of S&P Plus as compared to S&P Index and S&P Plus’s benchmark, the S&P 500 Index;

•

The differences between S&P Plus’s and S&P Index’s management fee arrangements and total operating costs; in this regard, the Trustees noted that while the total operating costs of S&P Index are currently higher than those of S&P Plus, the total operating costs of S&P Plus would be higher than those of S&P Index in the future if S&P Plus paid a Unitary Fulcrum Fee equal to or greater than the

Base Rate (which, as noted above, S&P Plus would pay if S&P Plus’s performance equaled or exceeded the Performance Benchmark over a Performance Period);

•

DIMA’s commitment to bear the direct costs of the merger, including the costs of preparing this proxy statement and soliciting proxies (See “Agreement and Plan of Reorganization” below for additional information regarding this commitment);

•

The federal income tax consequences of the merger; in this regard, the Trustees’ considered in particular DWS’s statements that it would recommend the Fund’s liquidation if the merger is not approved, and that the merger would allow shareholders to participate in a transaction that is expected to qualify as a tax-free reorganization for federal income tax purposes;

•	Various alternatives to the proposed merger (e.g., liquidation);

•	The terms and conditions of the Agreement;

•	That the services available to shareholders of S&P Index and S&P Plus are substantially similar on a class-level basis; and

•	The prospects for the combined fund to attract additional assets.

Based on all of the foregoing, the Board concluded that: (1) the merger is in the best interests of S&P Plus and (2) the interests of the existing shareholders of S&P Plus will not be diluted as a result of the merger. Accordingly, on November 18, 2011, the Trustees of S&P Plus, including all Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (“Independent Trustees”), unanimously approved the terms of the proposed merger of S&P Plus into S&P Index. The Trustees also unanimously determined to recommend that the merger be approved by S&P Plus’s shareholders. If shareholders do not approve the merger, the Board likely would consider a range of alternatives, including in particular the liquidation of the Fund.

Agreement and Plan of Reorganization. The proposed merger will be governed by the Agreement, the form of which is attached as Appendix B. The Agreement provides that the merger would involve the following steps: (i) all of the Fund’s portfolio securities (“S&P Plus Portfolio Securities”) will be transferred to S&P Index Portfolio solely in exchange for an interest in S&P Index Portfolio (the interest so issued to the Fund, “S&P Index Portfolio Interest”); (ii) all assets and liabilities of the Fund (including the S&P Index Portfolio Interest, and all other assets of the Fund, the latter assets referred to herein as “Other Assets”) will be transferred to and assumed by S&P Index solely in exchange for shares of S&P Index (the “Merger Shares”); and (iii) the Merger Shares will be distributed to shareholders of the Fund in complete liquidation of the Fund. The Merger Shares will be issued on the next full business day (the “Exchange Date”) following the time as of which the funds’ shares are valued for determining net asset value for the merger (4:00 p.m. Eastern time, on April 27, 2012, or such other date and time as may be agreed upon by the parties (the “Valuation Time”)). The following discussion of the Agreement is qualified in its entirety by the full text of the Agreement.

S&P Plus will transfer all of its assets to S&P Index, and in exchange, S&P Index will assume all the liabilities of S&P Plus and deliver to S&P Plus a number of full and fractional Merger Shares having an aggregate net asset value equal to the value of the assets of S&P Plus, less the value of the liabilities of S&P Plus assumed by S&P Index. Immediately following the transfer of assets to S&P Index on the Exchange Date, S&P Plus will distribute pro rata to its shareholders of record as of the Valuation Time the full and fractional Merger Shares received by S&P Plus. As a result of the proposed transaction, each shareholder of S&P Plus will receive a number of Merger Shares equal in aggregate net asset value at the Valuation Time to the aggregate net asset value of S&P Plus shares surrendered by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of S&P Index in the name of such S&P Plus shareholders, each account representing the respective number of full and fractional Merger Shares due the respective shareholder. New certificates for Merger Shares will not be issued.

S&P Plus, S&P Index and S&P Index Portfolio are all overseen by the same Board of Trustees. The Board of S&P Plus, S&P Index and S&P Index Portfolio has determined that the interests of each fund’s shareholders will not be diluted as a result of the transactions contemplated by the Agreement, and that the proposed merger is in the best interests of each fund.

The consummation of the merger is subject to the conditions set forth in the Agreement. The Agreement may be terminated and the merger abandoned (i) by mutual consent of S&P Plus, S&P Index and S&P Index Portfolio, (ii) by any party if the merger shall not be consummated by August 18, 2012 or (iii) by any party if another party shall have materially breached, or made a material and intentional misrepresentation in or in connection with the Agreement.

If shareholders of S&P Plus approve the merger, DWS Investments has represented that it expects that less than 2% of S&P Plus’s holdings would be liquidated prior to the merger. The proceeds of any liquidations would be reinvested in other securities so that at the time of the merger, S&P Plus’s portfolio would conform more closely to S&P Index’s current implementation of its investment objective, policies, restrictions and strategies. DWS Investments does not anticipate that there will be any transaction costs incurred in connection with repositioning S&P Plus’s portfolio, because such repositioning is expected to consist mainly of letting derivatives positions expire prior to the merger. In the event that there are any pre-merger transaction costs incurred, such costs would be borne by S&P Plus.

All other fees and expenses of the merger, including legal, proxy solicitation and accounting expenses, SEC registration fees, portfolio transfer taxes (if any) and any other expenses incurred in connection with the consummation of the merger and related transactions contemplated by the Agreement will be borne by DIMA. The one-time merger costs, consisting of legal expenses, proxy costs, and audit and accounting expenses, and, if required, pre-merger transaction costs, are expected to be approximately $200,000.

Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the “Code”).

Description of the Merger Shares. Merger Shares will be issued to S&P Plus’s shareholders in accordance with the Agreement as described above. The Merger Shares are Class A, Class B, Class C and Class S shares of S&P Index. S&P Plus shareholders receiving Merger Shares will not pay an initial sales charge on such shares. Each class of Merger Shares has the same characteristics as shares of the corresponding class of S&P Plus. Shareholders of Class R shares of S&P Plus will receive Class A Merger Shares. While the Merger Shares will be issued without an initial sales charge, subsequent purchases of Class A shares may be subject to a maximum sales load of 4.50%, while Class R shares have no sales load. In addition, on an ongoing basis Class A shares will bear fund operating expenses that could be higher or lower than fund operating expenses typically borne by Class R shares. For more information on the characteristics of each class of Merger Shares, please see the S&P Index prospectus, a copy of which was mailed with this Prospectus/Proxy Statement. For all shares classes, your Merger Shares will be treated as having been purchased on the date you purchased your S&P Plus shares and for the price you originally paid.

Certain Federal Income Tax Consequences. The merger is intended to qualify for federal income tax purposes as a tax-free reorganization under section 368(a) of the Code. As a condition to each fund’s and S&P Index Portfolio’s obligation to consummate the merger, each of S&P Plus, S&P Index and S&P Index Portfolio will receive a tax opinion from Ropes & Gray LLP, counsel to S&P Plus, S&P Index and S&P Index Portfolio, substantially to the effect that on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and as described further below, for federal income tax purposes the following results should obtain:

•

the acquisition by S&P Index of all of the assets of S&P Plus, consisting of the S&P Index Portfolio Interest and Other Assets of S&P Plus, solely in exchange for Merger Shares and the assumption by S&P Index of all of the liabilities of S&P Plus, followed by the distribution by S&P Plus to its shareholders of all the Merger Shares it received in complete liquidation and termination of S&P Plus, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and S&P Plus and S&P Index will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

•	under Section 354 of the Code, shareholders of S&P Plus will not recognize gain or loss upon the receipt of Merger Shares solely in exchange for S&P Plus shares;

•

under Section 358 of the Code, the aggregate tax basis of the Merger Shares received by each shareholder of S&P Plus in connection with the merger will be the same as the aggregate tax basis of his or her S&P Plus shares exchanged therefor;

•

under Section 1223(1) of the Code, an S&P Plus shareholder’s holding period for his or her Merger Shares will be determined by including the period for which he or she held S&P Plus shares exchanged therefor, provided that he or she held S&P Plus shares on the date of the merger as capital assets;

•

no gain or loss will be recognized by S&P Plus (i) upon the transfer of S&P Plus Portfolio Securities to S&P Index Portfolio solely in exchange for the S&P Index Portfolio Interest, (ii) upon the transfer of the S&P Index Portfolio Interest and Other Assets to S&P Index solely in exchange for Merger Shares and the assumption of all of S&P Plus’s liabilities by S&P Index, or (iii) upon the distribution of the Merger Shares by S&P Plus to its shareholders in complete liquidation;

•

S&P Plus’s aggregate tax basis in the S&P Index Portfolio Interest received from S&P Index Portfolio will equal S&P Plus’s aggregate tax basis in the S&P Plus Portfolio Securities immediately prior to the transfer of the S&P Plus Portfolio Securities plus S&P Plus’s share of S&P Index Portfolio’s liabilities immediately after the receipt of the S&P Index Portfolio Interest;

•

S&P Plus’s holding period in the S&P Index Portfolio Interest received from S&P Index Portfolio will include S&P Plus’s holding period in the S&P Plus Portfolio Securities transferred to S&P Index Portfolio;

•	no gain or loss will be recognized by S&P Index Portfolio upon the receipt of the S&P Plus Portfolio Securities solely in exchange for the S&P Index Portfolio Interest;

•

S&P Index Portfolio’s tax basis in the S&P Plus Portfolio Securities received from S&P Plus will be the same as S&P Plus’s tax basis in those S&P Plus Portfolio Securities immediately prior to the transfer to S&P Index Portfolio;

•	S&P Index Portfolio’s holding periods in the S&P Plus Portfolio Securities received from S&P Plus will include the periods during which the S&P Plus Portfolio Securities were held by S&P Plus;

•

no gain or loss will be recognized by S&P Index upon the receipt of the S&P Index Portfolio Interest and Other Assets from S&P Plus solely in exchange for Merger Shares and the assumption by S&P Index of all the liabilities of S&P Plus;

•

S&P Index’s tax basis in the S&P Index Portfolio Interest and Other Assets, in each case received from S&P Plus in the merger, will be the same as S&P Plus’s tax basis in the S&P Index Portfolio Interest and Other Assets, respectively, immediately prior to the transfer of such assets to S&P Index (which basis, with respect to the S&P Index Portfolio Interest includes S&P Plus’s share of liabilities of S&P Index Portfolio that existed immediately prior to such transfer), and, as a result, S&P Index’s aggregate tax basis in its entire interest in S&P Index Portfolio will increase by the amount of S&P Index’s tax basis in the S&P Index Portfolio Interest received in the merger, as previously described;

•	S&P Index’s holding periods in the S&P Index Portfolio Interest and Other Assets received from S&P Plus will include the periods during which such assets were held by S&P Plus; and

•

S&P Index will succeed to and take into account the items of S&P Plus described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will note that Ropes & Gray LLP considered another possible characterization of the transaction for federal income tax purposes, and noted that such a characterization would give rise to the same end results as described above.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The opinion will be based on certain factual certifications made by the officers of S&P Index, S&P Plus and S&P Index Portfolio and will also be based on customary assumptions. The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service could disagree with Ropes & Gray’s opinion.

Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the merger were consummated but did not qualify as a tax-free reorganization under the Code, a shareholder of S&P Plus would recognize a taxable gain or loss equal to the difference between his or her tax basis in his or her S&P Plus shares and the fair market value of the Merger Shares he or she received. Shareholders of S&P Plus should consult their tax advisors regarding the effect, if any, of the merger in light of their individual circumstances.

DWS Investments currently does not anticipate selling a material portion of the portfolio assets of S&P Plus in connection with the merger. The federal income tax impact of any such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and S&P Plus’s tax basis in such assets. Any net capital gains recognized in these sales, after the application of any available capital loss carryforwards, will be distributed to S&P Plus’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains over net realized short-term capital losses) and/or ordinary dividends (to the extent of net realized short-term capital gains over net realized long-term capital loss) during or with respect to the year of sale and such distributions will be taxable to shareholders. Because the merger will end the tax year of S&P Plus, it will accelerate distributions to shareholders from S&P Plus for its short tax year ending on the date of the merger. Those tax year-end distributions will be taxable and will include any capital gains resulting from portfolio turnover prior to the merger.

Prior to the Closing (as defined in the Agreement), S&P Plus will make a distribution to its shareholders, which, together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and realized net capital gains (after reduction by any capital loss carryforwards), if any, through the Closing. S&P Index will make a similar distribution to its shareholders, if material, covering the period through the taxable year ending December 31, 2011. These distributions generally will be taxable to shareholders for federal income tax purposes and such distributions by S&P Plus will include any capital gains resulting from portfolio turnover prior to the merger.

A fund’s ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the merger. First, the “pre-merger losses” of either S&P Plus or S&P Index (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund to the extent such pre-merger losses exceed an annual limitation amount. Second, one fund’s pre-merger losses cannot be used to offset unrealized gains in another fund that are “built in” at the time of the merger and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, S&P Plus’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of S&P Index for the taxable year of the merger that is equal to the portion of S&P Index’s taxable year that follows the date of the merger (prorated according to number of days). Therefore, in certain circumstances, shareholders of either fund may pay taxes sooner, or pay more taxes, than they would have had the merger not occurred.

In addition, the combined fund resulting from the merger will have tax attributes that reflect a blending of the tax attributes of the two funds at the time of the merger (including as affected by the rules set forth above). Therefore, the shareholders of S&P Plus will receive a proportionate share of any “built-in” (unrealized) gains in S&P Index’s assets as well as any taxable gains realized by S&P Index but not distributed to its shareholders prior to the merger, when such gains are eventually distributed by S&P Index. As a result, shareholders of S&P Plus may receive a greater amount of taxable distributions than they would have had the merger not occurred. Further, any pre-merger losses of S&P Plus (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the merger and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such a merger, such that the benefit of those losses to S&P Plus shareholders may be further reduced relative to what the benefit would have been had the merger not occurred.

The amount of realized and unrealized gains and losses of each fund, as well as the size of each fund, at the time of the merger will determine the extent to which the funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined fund following the merger, and consequently the extent to which the combined fund may be required to distribute gains to its shareholders earlier than would have been the case absent the merger. Thus, the impact of the rules and blending of tax attributes described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the merger. As of January 12, 2012, S&P Plus had net realized losses (including current year losses and capital loss carryforwards) of approximately $4.9 million, equal to about 2.5% of its net asset value, and net unrealized built-in gain of approximately $48.3 million, equal to about 24.6% of its net asset value; S&P Index had net realized losses of approximately $76.8 million, equal to about 13.9% of its net asset value, and net unrealized built-in gain of approximately $150.3 million, equal to about 27.3% of its net asset value. Had the merger occurred on January 12, 2012, S&P Plus’s losses would have been subject to a technical limitation in any year of about $7.0 million plus the unused portion of its recognized built-in gain. Thus the merger would not have had a significant impact on the combined fund’s ability to use such losses. S&P Index’s losses would not have been subject to an annual limitation. Because of the larger relative size of S&P Index, its proportionately larger loss carryforwards and roughly similar built-in gains, the merger would have resulted in a small potential tax benefit to S&P Plus shareholders, and a slight potential cost to S&P Index shareholders. As noted above, the tax effect of the merger depends on each Fund’s relative tax situation at the time of the merger, which situation will be different than the tax situation on January 12, 2012 and cannot be calculated precisely prior to the merger. Portfolio turnover in a Fund, market fluctuations, redemption activity and other events could cause the actual tax effect of the merger to differ substantially from that described above.

This description of the federal income tax consequences of the merger is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the merger, including, without limitation, the applicability and effect of federal, state, local, non-US and other tax laws.

Capitalization. The following table sets forth the audited capitalization of S&P Index as of December 31, 2011 and the unaudited capitalization of S&P Plus as of December 31, 2011 and of S&P Index on a pro forma combined basis, giving effect to the proposed acquisition of assets at net asset value as of that date.(1)

	Acquiring DWS S&P 500 Index Fund	Acquired DWS S&P 500 Plus Fund	Pro Forma Adjustments(2)	Pro Forma Combined
Net Assets($)
Class A	$109,870,175	$64,336,193	$12,938,964	$187,145,332
Class B	$1,286,930	$1,304,726		$2,591,656
Class C	$11,857,207	$8,366,425		$20,223,632
Class R	N/A	$12,938,964	$(12,938,964)	$0
Class S	$407,684,431	$99,035,029		$506,719,460
Total Net assets	$530,698,743	$185,981,337	$0	$716,680,080
Shares outstanding
Class A	6,590,311	5,315,015	(679,433)	11,225,893
Class B	77,300	111,242	(32,880)	155,662
Class C	712,504	711,818	(209,028)	1,215,294
Class R	N/A	1,084,708	(1,084,708)	0
Class S	24,405,392	8,242,551	(2,312,310)	30,335,633
Net Asset Value per share($)
Class A	$16.67	$12.10		$16.67
Class B	$16.65	$11.73		$16.65
Class C	$16.64	$11.75		$16.64
Class R	N/A	$11.93		N/A
Class S	$16.70	$12.02		$16.70

(1)	Assumes the merger had been consummated on December 31, 2011 and is for information purposes only. No assurance can be given as to how many shares of S&P Index will be received by the shareholders of S&P Plus on the date the merger takes place, and the foregoing should not be relied upon to reflect the number of shares of S&P Index that actually will be received on or after such date.
(2)	Holders of Class A, Class B, Class C and Class S shares of S&P Plus will receive the corresponding shares of S&P Index. Holders of Class R shares of S&P Plus will receive Class A shares of S&P Index.

Recommendation of the Board of Trustees

The Trustees of S&P Plus, a majority of whom are Independent Trustees, unanimously recommend approval of the merger.

V. VOTING AT THE SHAREHOLDER MEETING AND OTHER INFORMATION

General. This Prospectus/Proxy Statement is furnished in connection with the proposed merger of S&P Plus into S&P Index and the solicitation of proxies by and on behalf of the Trustees of S&P Plus for use at the Special Meeting of S&P Plus shareholders (the “Meeting”). The Meeting is to be held on April 16, 2012 at 2:00 p.m., Eastern time at the offices of Deutsche Bank, 60 Wall Street, New York, New York 10005, or at such later time as is made necessary by adjournment or postponement. The Notice of the Special Meeting of Shareholders, the Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about March 15, 2012.

As of January 10, 2012, the following number of shares were issued and outstanding for S&P Plus:

Shares	Issued and Outstanding
Class A	5,318,144.46
Class B	108,941.36
Class C	708,021.06
Class R	1,095,848.05
Class S	8,165,796.48

As of January 10, 2012, the following number of shares were issued and outstanding for S&P Index:

Shares	Issued and Outstanding
Class A	6,634,285.04
Class B	77,554.16
Class C	714,718.80
Class S	24,332,555.46

Only shareholders of record of S&P Plus on January 10, 2012 will be entitled to notice of and to vote at the Meeting. Each share entitles the holder thereof to one vote on the proposal at the Meeting and any postponement(s) or adjournment(s) thereof.

Required Vote. Proxies are being solicited from S&P Plus’s shareholders by the Trustees of S&P Plus for the Meeting. Unless revoked, all valid proxies will be voted in accordance with the specification thereon or, in the absence of specification, FOR approval of the Agreement. The transactions contemplated by the Agreement will be consummated only if approved by the affirmative vote of a majority of S&P Plus’s outstanding shares, which means the lesser of: (i) 67% or more of S&P Plus’s shares present at the meeting if holders of more than 50% of S&P Plus’s outstanding shares are present or represented by proxy at the meeting, or (ii) more than 50% of S&P Plus’s outstanding shares.

Record Date, Quorum and Method of Tabulation. Shareholders of record of S&P Plus at the close of business on January 10, 2012 (the “Record Date”) will be entitled to vote at the Meeting or any adjournment thereof. The holders of at least 30% of the shares of S&P Plus issued and outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. Votes cast by proxy or in person at the Meeting will be counted by persons appointed by S&P Plus as tellers for the Meeting. The tellers will count the total number of votes cast “FOR” approval of the proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and “broker non-votes” (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote, and (ii) the broker or nominee does not have the discretionary voting power on a on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Abstentions and broker non-votes will therefore have the effect of a negative vote on the proposal.

Share Ownership. As of the Record Date, the officers and Trustees of S&P Plus as a group owned less than 1% of the outstanding shares of S&P Plus and the officers and Trustees of S&P Index as a group beneficially owned less than 1% of the outstanding shares of S&P Index.

To the best of the knowledge of S&P Plus, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of S&P Plus as of such date:

S&P Plus

Share Class	Shareholder Name and Address	% Ownership
A	PERSHING LLC JERSEY CITY, NJ 07399-0001	14.32%

B	AMERICAN ENTERPRISE INVESTMENT SERVICE FBO XXXXXXXX MINNEAPOLIS, MN 55440-9446	17.36%

B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	16.61%

B	PERSHING LLC JERSEY CITY, NJ 07399-0001	16.38%

B	DWS TRUST COMPANY CUSTODIAN FOR XXXXXXXXX GREENVILLE, CA 95947-9608	6.08%

C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	22.09%

C	UBS WM USA OMNI ACCT XXXXXXX WEEHAWKEN, NJ 07086-6761	16.94%

C	PERSHING LLC JERSEY CITY, NJ 07399-0001	5.36%

R	MG TRUST CO, CUSTODIAN FBO TOWN OF NATICK 457 DEFERRED COMP DENVER, CO 80202-3531	19.87%

R	HARTFORD SECURITIES DISTRIBUTION CO. INC. AS AGENT FOR RELIANCE TRUST CO. FBO AGENTS’ PLAN CUSTOMERS HARTFORD, CT 06104-2999	14.47%

R	MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS JACKSONVILLE, FL 32246-6484	8.79%

R	COUNSEL TRUST DBA MATC FBO ANDERSON & VREELAND INC PSP PITTSBURGH, PA 15222-4228	8.61%

R	MID ATLANTIC TRUST CO. FBO PLATTE RIVER ASSOCIATES 401(K), PSP PITTSBURGH, PA 15222-4228	6.56%

S	STATE STREET BANK & TRUST CO. CUSTODIAN FBO DWS LIFECOMPASS 2020 FUND BOSTON, MA 02111-1712	10.68%

Share Class	Shareholder Name and Address	% Ownership

S	DWS TRUST COMPANY FBO GRANITE BROADCASTING CORP EMPLOYEE SAV & RETIRE PLAN SALEM, NH 03079-1143	8.50%

S	NEW YORK LIFE TRUST COMPANY CLIENT ACCOUNT PARSIPPANY, NJ 07054-1007	7.12%

S	STATE STREET BANK & TRUST CO. CUSTODIAN FBO DWS LIFECOMPASS 2015 FUND BOSTON, MA 02111-1712	6.80%

S	DWS TRUST COMPANY FBO SAGER ELECTRICAL SUPPLY CO 401(K) & PROFIT SHARING PLAN SALEM, NH 03079-1143	6.05%

S	PERSHING LLC JERSEY CITY, NJ 07399-0001	5.29%

To the best of the knowledge of S&P Index, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of any class of S&P Index as of such date:

S&P Index

Share Class	Shareholder Name and Address	% Ownership
B	PERSHING LLC JERSEY CITY, NJ 07399-0001	23.39%

B	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	14.94%

B	AMERICAN ENTERPRISE INVESTMENT SERVICE FBO XXXXXXXX MINNEAPOLIS, MN 55402-2405	11.98%

B	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ST. PETERSBURG, FL 33716-1100	10.97%

C	FIRST CLEARING LLC SPECIAL CUSTODY ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER ST. LOUIS, MO 63103-2523	23.77%

C	HARTFORD SECURITIES DISTRIBUTION CO. INC. AS AGENT FOR RELIANCE TRUST CO. FBO AGENTS’ PLAN CUSTOMERS HARTFORD, CT 06104-2999	14.73%

C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA II, 3rd FLOOR JERSEY CITY, NJ 07311	8.79%

Any shareholder who owns 25% or more of the outstanding shares of a fund may be deemed to control the fund. Any entity controlling a fund may be able to determine the outcome of issues that are submitted to shareholders for a vote, and may be able to take action regarding such fund without the consent or approval of the other shareholders.

Solicitation of Proxies and Proxy Costs. In addition to soliciting proxies by mail, certain officers and representatives of S&P Plus, officers and employees of DIMA and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the proposal.

D.F. King has been engaged to assist in the solicitation of proxies, at an estimated maximum cost of $10,000. As the Meeting date approaches, certain shareholders of S&P Plus may receive a telephone call from a representative of D.F. King if their votes have not yet been received. Authorization to permit D.F. King to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of the Fund. If proxies are obtained telephonically, they will be recorded in accordance with procedures that are consistent with applicable law and that the Fund believes are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined.

If a shareholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the shareholder may still submit the proxy card originally sent with this Prospectus/Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy card, they may contact D.F. King toll-free at 800-893-5874.

Any shareholder giving a proxy has the power to revoke it 1) in person at the Meeting or 2) by submitting a notice of revocation by mail (addressed to the Secretary of the Fund at One Beacon Street, Boston, Massachusetts 02108). Any shareholder giving a proxy may also revoke it by executing or authorizing a later-dated proxy by mail, touch-tone telephone or via the Internet.

One Prospectus/Proxy Statement may be delivered to two or more shareholders of the Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Prospectus/Proxy Statement, which will be delivered promptly upon written or oral request, or for instructions as to how to request a single copy if multiple copies are received, shareholders should call 800-621-1048 or write to the Fund at 345 Park Avenue, New York, New York 10154.

Adjournment and Postponement. Whether or not a quorum is present, the Meeting may, by action of the chairman of the Meeting, be adjourned from time to time without notice with respect to the proposal to be considered at the Meeting to a designated time and place. Upon motion of the chairman of the Meeting, the question of adjournment may be submitted to a vote of the shareholders, and in that case, any adjournment with respect to any matter must be approved by the vote of holders of a majority of the shares present and entitled to vote with respect to the matter or matters adjourned, and without further notice. The Board may postpone the Meeting of shareholders prior to the Meeting date with notice to shareholders entitled to vote at or receive notice of the Meeting. Unless a proxy is otherwise limited, any shares present and entitled to vote at the Meeting that are represented by broker non-votes may, at the direction of the proxies named therein, be voted in favor of any adjournment.

APPENDIX A

INSTRUCTIONS FOR SIGNING PROXY CARD

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.

1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2. Joint Accounts: Each party must sign, and the name or names of the party signing should conform exactly to the name shown in the registration on the proxy card.

3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signatures
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe

Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

A-1

APPENDIX B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 18th day of November, 2011, by and among DWS Institutional Funds (the “Acquiring Trust”), a Massachusetts business trust, on behalf of DWS S&P 500 Index Fund (the “Acquiring Fund”), a separate series of the Acquiring Trust, DWS Equity 500 Index Portfolio, a New York trust (the “Portfolio”), and DWS Value Equity Trust (the “Acquired Trust,” and, together with the Acquiring Trust and the Portfolio, each a “Trust” and collectively the “Trusts”), a Massachusetts business trust, on behalf of DWS S&P 500 Plus Fund (the “Acquired Fund,” and, together with the Acquiring Fund and the Portfolio, each a “Fund” and collectively the “Funds”), a separate series of the Acquired Trust, and Deutsche Investment Management Americas Inc. (“DIMA”), investment adviser for the Funds (for purposes of section 11.2 of the Agreement only). The principal place of business of the Acquiring Trust and the Acquired Trust is 345 Park Avenue, New York, NY 10154.

This Agreement is intended to be and is adopted as a plan of reorganization within the meaning of Section 368 of the Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of (i) the transfer of all of the portfolio securities of the Acquired Fund to the Portfolio in exchange solely for an interest in the Portfolio (the interest so issued, “Portfolio Interest”), (ii) immediately thereafter, the transfer of all of the assets of the Acquired Fund (including the Portfolio Interest) to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class S voting shares of beneficial interest (par value $0.01 per share) of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, and (iii) immediately thereafter, the distribution of the Class A Acquiring Fund Shares to the Class A and Class R shareholders of the Acquired Fund, Class B Acquiring Fund Shares to the Class B shareholders of the Acquired Fund, Class C Acquiring Fund Shares to the Class C shareholders of the Acquired Fund, and Class S Acquiring Fund Shares to Class S shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	Transfer of Portfolio Securities of the Acquired Fund to the Portfolio in Consideration For Portfolio Interest

1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Portfolio all of the Acquired Fund’s portfolio securities (the “Acquired Fund Portfolio Securities”), and the Portfolio agrees in consideration therefor to deliver to the Acquired Fund a Portfolio Interest equal in value to the Acquired Fund Portfolio Securities, computed in the manner and as of the time and date set forth in section 3.1. For this purpose, “portfolio securities” means all of Acquired Fund’s assets that are “investment securities” within the meaning of Section 12(d)(1)(E) of the Investment Company Act of 1940, as amended (the “1940 Act”). The Portfolio Interest delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in section 4.1 (the “Closing”).

2.	Transfer of Assets of the Acquired Fund to the Acquiring Fund in Consideration For Acquiring Fund Shares and the Assumption of All Acquired Fund Liabilities and the Liquidation of the Acquired Fund

2.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer to the Acquiring Fund all of the Acquired

Fund’s assets as set forth in section 2.2, and the Acquiring Fund agrees in consideration therefor (i) to deliver to the Acquired Fund that number of full and fractional Class A, Class B, Class C and Class S Acquiring Fund Shares determined by dividing the value of the Acquired Fund’s assets net of any liabilities of the Acquired Fund with respect to Class A, Class B, Class C, Class R and Class S shares of the Acquired Fund, computed in the manner and as of the time and date set forth in section 3.1, by the net asset value of one Acquiring Fund Share of Class A shares, in the case of Class A and Class R shares of the Acquired Fund, or the corresponding class in the case of Class B, Class C and Class S shares, computed in the manner and as of the time and date set forth in section 3.1; and (ii) to assume all of the liabilities of the Acquired Fund, including, but not limited to, any deferred compensation payable by the Acquired Fund to the Acquired Trust’s trustees. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the Closing, immediately following the transactions described in section 1.1.

2.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund (the “Assets,” and all Assets other than the Portfolio Interest, “Other Assets”) shall consist of all assets, including, without limitation, all cash, cash equivalents, securities (including without limitation the Portfolio Interest acquired by the Acquired Fund pursuant to the transactions described in section 1.1), commodities and futures contracts and dividends or interest or other receivables that are owned by the Acquired Fund and any deferred or prepaid expenses shown on the unaudited statement of assets and liabilities of the Acquired Fund prepared as of the effective time of the Closing in accordance with accounting principles generally accepted in the United States of America (“GAAP”) applied consistently with those of the Acquired Fund’s most recent audited statement of assets and liabilities. The Assets shall constitute at least 90% of the fair market value of the net assets, and at least 70% of the fair market value of the gross assets, held by the Acquired Fund immediately before the Closing (excluding for these purposes assets used to pay the dividends and other distributions paid pursuant to section 6.14).

2.3 The Acquired Fund will endeavor, to the extent practicable, to discharge all of its liabilities and obligations that are accrued prior to the Closing Date as defined in section 4.1.

2.4 Immediately after the transfer of Assets provided for in section 2.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record with respect to each class of its shares (the “Acquired Fund Shareholders”), determined as of the Valuation Time (as defined in section 3.1), on a pro rata basis, within that class, the Acquiring Fund Shares of the same class (except Class R shareholders of the Acquired Fund will receive Class A Acquiring Fund Shares of equal aggregate value) received by the Acquired Fund pursuant to section 2.1 and will completely liquidate. Such distribution and liquidation will be accomplished with respect to each class of the Acquired Fund by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The Acquiring Fund shall have no obligation to inquire as to the validity, propriety or correctness of such records, but shall assume that such transaction is valid, proper and correct. The aggregate net asset value of Acquiring Fund Shares to be so credited to each Acquired Fund Shareholder shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholder as of the Valuation Time. All issued and outstanding shares of the Acquired Fund will simultaneously be cancelled on the books of the Acquired Fund, although share certificates representing interests in Class A, Class B, Class C, Class R or Class S shares of the Acquired Fund, if any, will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with section 3.3. The Acquiring Fund will not issue certificates representing Acquiring Fund Shares.

2.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund. Shares of the Acquiring Fund will be issued in the manner described in the Acquiring Fund’s most recently effective prospectuses and statement of additional information for Class A, Class B, Class C and Class S shares.

2.6 Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the

“Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.7 All books and records of the Acquired Fund, including, without limitation, all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Trust as soon as practicable following the Closing Date.

3.	Valuation

3.1 The value of the Assets and the liabilities of the Acquired Fund shall be computed as of the close of regular trading on The New York Stock Exchange, Inc. (the “NYSE”) on the business day immediately preceding the Closing Date (the “Valuation Time”) after the declaration and payment of any dividends and/or other distributions on that date, using the valuation procedures set forth in the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, the Acquiring Fund’s most recently effective prospectuses and statement of additional information and any other valuation policies or procedures applicable to the Acquiring Fund then in effect, copies of which have been delivered to the Acquired Fund (together, the “Valuation Procedures”). Similarly, the value of the Acquired Fund Portfolio Securities transferred by the Acquired Fund to the Portfolio pursuant to section 1.1 shall be computed as of the Valuation Time using the Valuation Procedures (which are the same as the Portfolio’s valuation procedures).

3.2 The net asset value of a Class A, Class B, Class C or Class S Acquiring Fund Share shall be the net asset value per share computed with respect to that class as of the Valuation Time using the Valuation Procedures.

3.3 The number of Class A, Class B, Class C and Class S Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Assets shall be determined by dividing the value of the Assets net of liabilities with respect to Class A, Class B, Class C, Class R and Class S shares of the Acquired Fund, as the case may be, determined in accordance with section 3.1 by the net asset value of an Acquiring Fund Share of the same class (or, in the case of Class R shares of the Acquired Fund, Class A shares of the Acquiring Fund) determined in accordance with section 3.2.

3.4 All computations of value hereunder shall be made by or under the direction of each Fund’s respective accounting agent, if applicable, in accordance with its regular practice and the requirements of the 1940 Act and shall be subject to confirmation by each Fund’s respective Independent Registered Public Accounting Firm upon the reasonable request of any other Fund.

4.	Closing and Closing Date

4.1 The Closing of the transactions contemplated by this Agreement shall occur on April 30, 2012, or such other date as the parties may agree in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m., Eastern time, on the Closing Date, unless otherwise specified in this Agreement or agreed to by the parties. The Closing shall be held at the offices of counsel to the Acquiring Fund, or at such other place and time as the parties may agree.

4.2 The Acquired Fund shall deliver, or cause to the delivered, to the Portfolio on the Closing Date a schedule of Acquired Fund Portfolio Securities.

4.3 The Acquired Fund shall deliver, or cause to be delivered, to the Acquiring Fund on the Closing Date a schedule of Assets.

4.4 State Street Bank and Trust Company (“SSB”), custodian for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that (a) the Acquired Fund Portfolio Securities have been delivered in proper form to SSB, also the custodian for the Portfolio, prior to or on the Closing Date, and (b) the Assets have been delivered in proper form to SSB, also the custodian for the Acquiring Fund, prior to or on the Closing Date, and the Acquired Fund shall deliver at the Closing a certificate of an authorized officer stating that all necessary taxes in connection with the delivery of the Acquired Fund Portfolio Securities and the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the custodian for the Acquired Fund to the custodian for the Portfolio for examination no later than five business days preceding the Closing Date and transferred and delivered by the Acquired Fund as of the Closing Date for the account of the Portfolio duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Acquired Fund’s portfolio securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and the custodian for the Portfolio. The cash to be transferred by the Acquired Fund to the Acquiring Fund shall be delivered by wire transfer of federal funds on the Closing Date.

4.5 DWS Investments Service Company (“DWS-ISC”), as transfer agent for the Acquired Fund, shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership (to three decimal places) of outstanding Class A, Class B, Class C, Class R and Class S Acquired Fund shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Acquired Fund or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

4.6 In the event that immediately prior to the Valuation Time (a) the NYSE or another primary trading market for portfolio securities of the Acquiring Fund, the Acquired Fund or the Portfolio shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that, in the judgment of the Board of Trustees of the Acquiring Trust, the Acquired Trust or the Portfolio, as applicable (each a “Board”), accurate appraisal of the value of the net assets with respect to any class of shares of the Acquiring Fund, the Acquired Fund or the Portfolio is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

4.7 The liabilities of the Acquired Fund to be assumed by the Acquiring Fund shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement including but not limited to any deferred compensation payable to the Acquired Fund’s trustees.

5.	Representations and Warranties

5.1 The Acquired Trust, on behalf of the Acquired Fund, represents and warrants to the Acquiring Trust and the Portfolio as follows:

(a) The Acquired Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquired Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and, subject to approval of shareholders of the Acquired Fund, to carry out the Agreement. The Acquired Fund is a separate series of the Acquired Trust duly designated in accordance with the applicable provisions of the Acquired Trust’s Amended and Restated Declaration of Trust, as

amended. The Acquired Trust and Acquired Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquired Trust or Acquired Fund. The Acquired Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquired Fund;

(b) The Acquired Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquired Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act and such as may be required by state securities laws;

(d) The Acquired Trust is not, and the execution, delivery and performance of this Agreement by the Acquired Trust will not result (i) in violation of Massachusetts law or of the Acquired Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquired Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquired Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquired Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquired Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquired Fund’s knowledge threatened against the Acquired Fund or any properties or assets held by it. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended February 28, 2011, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquired Fund at and for the fiscal year ended February 28, 2011, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquired Fund at and for the six months ended August 31, 2011, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Portfolio and the Acquiring Fund) present fairly, in all material respects, the financial position of the Acquired Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquired Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since August 31, 2011, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquiring Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of

Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquired Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquired Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company, has elected to be treated as such, and has been eligible to and has computed its federal income tax under Section 852 of the Code;

(j) All issued and outstanding shares of the Acquired Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws, (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquired Fund Shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund), and not subject to preemptive or dissenter’s rights, and (iii) will be held at the time of the Closing by the persons and in the amounts set forth in the records of DWS-ISC, as provided in section 4.4. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any Acquired Fund shares;

(k) At the Closing Date, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Portfolio pursuant to section 1.1 and to the Acquiring Fund pursuant to section 2.1, and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder free of any liens or other encumbrances, except those liens or encumbrances as to which the Portfolio or the Acquiring Fund, as the case may be, has received notice at or prior to the Closing, and upon delivery and payment for such assets, the Portfolio and the Acquiring Fund, as the case may be, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act and the 1940 Act, except those restrictions as to which the Portfolio and the Acquiring Fund have received notice and necessary documentation at or prior to the Closing;

(l) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquired Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act), and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(m) The information to be furnished by the Acquired Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority (“FINRA”)), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(n) The most recently effective prospectuses and statement of additional information of the Acquired Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading; and

(o) The Registration Statement referred to in section 6.7, insofar as it relates to the Acquired Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act and the 1940 Act, as applicable, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund or the Portfolio for use therein.

(p) The Acquired Fund shares have been duly established and designated by the Board of Trustees of the Acquired Trust.

5.2 The Acquiring Trust, on behalf of the Acquiring Fund, represents and warrants to the Portfolio and the Acquired Fund as follows:

(a) The Acquiring Trust is a Massachusetts business trust duly organized and validly existing under the laws of The Commonwealth of Massachusetts with power under the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Acquiring Fund is a separate series of the Acquiring Trust duly designated in accordance with the applicable provisions of the Acquiring Trust’s Amended and Restated Declaration of Trust, as amended. The Acquiring Trust and Acquiring Fund are qualified to do business in all jurisdictions in which they are required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Acquiring Trust or Acquiring Fund. The Acquiring Fund has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Acquiring Fund;

(b) The Acquiring Trust is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d) The Acquiring Trust is not, and the execution, delivery and performance of this Agreement by the Acquiring Trust will not result (i) in violation of Massachusetts law or of the Acquiring Trust’s Amended and Restated Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Acquiring Fund will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Acquiring Fund is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Acquiring Fund;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Acquiring Fund’s knowledge threatened against the Acquiring Fund or any properties or assets held by it. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2010, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Acquiring Fund at and for the fiscal year ended December 31, 2010, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Acquiring Fund at and for the six months ended June 30, 2011, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund) present fairly, in all material respects, the financial position of the Acquiring Fund as of such date in accordance with GAAP and there are no known contingent liabilities of the Acquiring Fund required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since June 30, 2011, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Acquiring Fund due to declines in market values of securities in the Acquiring Fund’s portfolio, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Acquiring Fund required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Acquiring Fund (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Acquiring Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to and has computed its federal income tax under Section 852 of the Code, and will do so for the taxable year that includes the Closing Date;

(j) All issued and outstanding shares of the Acquiring Fund (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund), and not subject to preemptive or dissenter’s rights. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(k) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding Acquiring Fund Shares, and will be fully paid and non-assessable (recognizing that, under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l) At the Closing Date, the Acquiring Fund will have good and marketable title to the Acquiring Fund’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund and the Portfolio have received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Acquiring Trust (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The most recently effective prospectuses and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement referred to in section 6.7, only insofar as it relates to the Acquiring Fund, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquired Fund or the Portfolio for use therein;

(q) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(r) The Acquiring Fund Shares have been duly established and designated by the Board of Trustees of the Acquiring Trust.

5.3 The Portfolio represents and warrants to the Acquiring Fund and the Acquired Fund as follows:

(a) The Portfolio is a New York trust duly organized and validly existing under the laws of the State of New York with power under the Portfolio’s Declaration of Trust, as amended, to own all of its properties and assets and to carry on its business as it is now being conducted and to carry out the Agreement. The Portfolio is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the Portfolio. The Portfolio has all material federal, state and local authorizations necessary to own all of the properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the Portfolio;

(b) The Portfolio is registered with the Commission as an open-end management investment company under the 1940 Act, and such registration is in full force and effect and the Portfolio is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Portfolio of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act and such as may be required by state securities laws;

(d) The Portfolio is not, and the execution, delivery and performance of this Agreement by the Portfolio will not result (i) in violation of New York law or of the Portfolio’s Declaration of Trust or By-Laws, each as amended, (ii) in a violation or breach of, or constitute a default under, any material agreement, indenture, instrument, contract, lease or other undertaking to which the Portfolio is a party or by which it is bound, and the execution, delivery and performance of this Agreement by the Portfolio will not result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Portfolio is a party or by which it is bound, or (iii) in the creation or imposition of any lien, charge or encumbrance on any property or assets of the Portfolio;

(e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to the Portfolio’s knowledge threatened against the Portfolio or any properties or assets held by it. The Portfolio knows of no facts which might form the basis for the institution of such proceedings which would materially and adversely affect its business and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(f) The Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Portfolio at and for the fiscal year ended December 31, 2010, and, at and as of the Closing Date, the Statements of Assets and Liabilities, Operations, and Changes in Net Assets, the Financial Highlights, and the Investment Portfolio of the Portfolio at and for the fiscal year ended December 31, 2010, have been audited in each case by PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm, and, with the unaudited Statements of Assets and Liabilities, Operations, and Changes in Net Assets, Financial Highlights, and Investment Portfolio of the Portfolio at and for the six months ended June 30, 2011, are in accordance with GAAP consistently applied, and such statements (a copy of each of which has been furnished to the Acquired Fund and the Acquiring Fund) present fairly, in all material respects, the financial position of the Portfolio as of such date in accordance with GAAP and there are no known contingent liabilities of the Portfolio required to be reflected on a statement of assets and liabilities (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(g) Since June 30, 2011 there has not been any material adverse change in the Portfolio’s financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred except as otherwise disclosed to and accepted in writing by the Acquired Fund and the Acquired Fund. For purposes of this subsection (g), a decline in net asset value per share of the Portfolio due to declines in market values of securities in the Portfolio’s portfolio, the discharge of Portfolio liabilities, or the redemption of Portfolio interests by Portfolio shareholders shall not constitute a material adverse change;

(h) At the date hereof and at the Closing Date, all federal and other tax returns and reports of the Portfolio required by law to have been filed by such dates (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes of the Portfolio (whether or not shown as due or required to be shown as due on said returns and reports) shall have been paid or provision shall have been made for the payment thereof, and, to the best of the Portfolio’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(i) For each taxable year of its operation, the Portfolio has been classified as a partnership that is not a “publicly traded partnership” for federal income tax purposes and will be so classified for the taxable year that includes the Closing Date;

(j) All issued and outstanding interests in the Portfolio (i) have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws and (ii) are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under New York law, Portfolio shareholders, under certain circumstances, could be held personally liable for the obligations of the Portfolio), and not subject to preemptive or dissenter’s rights. The Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any interest in the Portfolio, nor is there outstanding any security convertible into any Portfolio interest;

(k) The Portfolio Interest to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued and outstanding, and will be fully paid and non-assessable (recognizing that, under New York law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund);

(l) At the Closing Date, the Portfolio will have good and marketable title to the Portfolio’s assets, free of any liens or other encumbrances, except those liens or encumbrances as to which the Acquired Fund and the Acquiring Fund have received notice at or prior to the Closing;

(m) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the trustees of the Portfolio (including the determinations required by Rule 17a-8(a) under the 1940 Act) and this Agreement will constitute a valid and binding obligation of the Portfolio, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Portfolio for use in applications for orders, registration statements or proxy materials or for use in any other document filed or to be filed with any federal, state or local regulatory authority (including FINRA), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

(o) The most recently effective private placement memorandum and statement of additional information of the Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(p) The Registration Statement referred to in section 6.7, only insofar as it relates to the Portfolio, will, on the effective date of the Registration Statement and on the Closing Date, (i) comply in all material respects with the provisions and regulations of the 1933 Act, the 1934 Act, and the 1940 Act and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading; provided, however, that the representations and warranties in this section shall not apply to statements in or omissions from the Registration Statement made in reliance upon and in conformity with information that was furnished or should have been furnished by the Acquiring Fund or the Acquired Fund for use therein;

(q) The Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as may be necessary in order to continue its operations after the Closing Date; and

(r) The Portfolio Interest has been duly established and designated by the Board of Trustees of the Portfolio.

6.	Covenants of the Acquiring Fund, the Acquired Fund and the Portfolio

6.1 The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio each covenants to operate its business in the ordinary course between the date hereof and the Closing Date except as otherwise provided herein, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and such changes as are contemplated by the Funds’ normal operations. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect. The Acquired Fund covenants and agrees to coordinate its portfolio from the date of shareholder approval of the Agreement up to and including the Closing Date, in order that at Closing, when the Acquired Fund Portfolio Securities are added to the Portfolio’s portfolio and the Assets are added to the Acquiring Fund’s portfolio, the resulting portfolios will meet the Portfolio’s and the Acquiring Fund’s investment objective, policies, strategies and restrictions, as the case may be, as set forth in the Portfolio’s and the Acquiring Fund’s prospectuses, copies of which have been delivered to the Acquired Fund.

6.2 Upon reasonable notice, the officers and agents of the Portfolio and the Acquiring Fund shall have reasonable access to the Acquired Fund’s books and records necessary to maintain current knowledge of the Acquired Fund and to ensure that the representations and warranties made by the Acquired Fund are accurate.

6.3 The Acquired Fund covenants to call a meeting of the Acquired Fund Shareholders entitled to vote thereon to consider and act upon this Agreement and to take all other reasonable action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than April 30, 2012.

6.4 The Acquired Fund covenants that the Portfolio Interest and the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

6.5 The Acquired Fund covenants that it will assist the Acquiring Fund in obtaining such information as the Acquiring Trust, on behalf of the Acquiring Fund, reasonably requests concerning the beneficial ownership of the Acquired Fund shares.

6.6 Subject to the provisions of this Agreement, the Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, and/or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.7 Each Fund covenants to prepare in compliance with the 1933 Act, the 1934 Act and the 1940 Act the Registration Statement on Form N-14 (the “Registration Statement”) in connection with the meeting of the Acquired Fund Shareholders to consider approval of this Agreement and the transactions contemplated herein. The Acquiring Trust will file the Registration Statement, including a proxy statement, with the Commission. The Acquired Fund and the Portfolio will provide the Acquiring Fund with information reasonably necessary for the preparation of a prospectus, which will include a proxy statement, all to be included in the Registration Statement, in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act.

6.8 The Acquired Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Portfolio or the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Portfolio or the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Portfolio’s title to and possession of all of the Acquired Fund Portfolio Securities, the Acquiring Fund’s title to and possession of all the Assets, and to otherwise to carry out the intent and purpose of this Agreement.

6.9 The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio covenant to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and 1940 Act, and such of the state securities laws as it deems appropriate in order to continue the Acquiring Fund’s and the Portfolio’s operations after the Closing Date and to consummate the transactions contemplated herein; provided, however, that the Acquiring Trust and the Portfolio each may take such actions it reasonably deems advisable after the Closing Date as circumstances change.

6.10 The Acquiring Trust, on behalf of the Acquiring Fund, covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to (i) vest and confirm to the Acquired Fund title to and possession of all Acquiring Fund Shares to be transferred to the Acquired Fund pursuant to this Agreement and (ii) assume all of the liabilities of the Acquired Fund. The Portfolio covenants that it will, from time to time, as and when reasonably requested by the Acquired Fund, execute and deliver or cause to be executed and delivered all such assignments, assumption agreements, releases, and other instruments, and will take or cause to be taken such further action, as the Acquired Fund may reasonably deem necessary or desirable in order to vest and confirm to the Acquired Fund title to and possession of the Portfolio Interest to be transferred to the Acquired Fund pursuant to this Agreement.

6.11 As soon as reasonably practicable after the Closing, the Acquired Fund shall make a liquidating distribution to its shareholders consisting of the Acquiring Fund Shares received at the Closing in complete liquidation of the Acquired Fund and the Acquired Fund’s existence shall as soon as possible thereafter be terminated.

6.12 The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio shall each use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.13 The intention of the parties is that the transaction will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Trusts, the Acquiring Fund, the Acquired Fund or the Portfolio shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Trusts, the Acquiring Fund, the Acquired Fund and the Portfolio will take such action, or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP to render the tax opinion contemplated herein in section 10.5.

6.14 At or immediately prior to the Closing, the Acquired Fund will declare and pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders (i) all of the excess of (x) the Acquired Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquired Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquired Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for both the current taxable year (which will end on the Closing Date) and all preceding taxable years in respect of which the Acquired Fund is eligible to declare a “spillback” dividend under Section 855 of the Code.

6.15 The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio agree to identify in writing prior to the Closing Date any assets of the Acquired Fund that the Acquiring Fund or the Portfolio, as the case may be, does not wish to acquire because they are not consistent with the current implementation of the investment objective, policies, restrictions or strategies of the Acquiring Fund or the Portfolio, as the case may be, and the Acquired Fund agrees to dispose of such assets prior to the Closing Date. The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio agree to identify in writing prior to the Closing Date any assets that they would like the Acquired Fund to purchase, consistent with the Acquiring Fund’s current implementation of its investment objective, policies, restrictions and strategies, and the Acquired Fund agrees to purchase such assets pursuant to the Acquiring Fund’s and the Portfolio’s current implementation of their respective investment objectives, policies, restrictions or strategies prior to the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of or purchase any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization for federal income tax purposes.

6.16 Prior to the Closing, the Acquiring Fund may pay to its shareholders a dividend or dividends, which, together with all previous such dividends, shall have the effect of distributing to the Acquiring Fund shareholders (i) all of the excess of (x) the Acquiring Fund’s interest income excludable from gross income under Section 103(a) of the Code over (y) the Acquiring Fund’s deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquiring Fund’s investment company taxable income as defined in Code Section 852 (computed without regard to any deduction for dividends paid) and (iii) all of the Acquiring Fund’s realized net capital gain (after reduction by any capital loss carryover), in each case for its year ending December 31, 2011 and all preceding taxable years.

7.	Conditions Precedent to Obligations of the Acquired Fund

The obligations of the Acquired Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Acquiring Fund and the Portfolio of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of each of the Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquired Fund, its adviser or any of their affiliates) against the Acquiring Fund, the Portfolio or their investment adviser(s), Board members or officers arising out of this Agreement and (ii) no facts known to the Acquiring Fund or the Portfolio which the Acquiring Fund or the Portfolio, as the case may be, reasonably believes might result in such litigation.

7.2 The Acquiring Fund and the Portfolio each shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by its President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of such certifying party made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquired Fund shall reasonably request.

7.3 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.4 The Acquired Trust, on behalf of the Acquired Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that:

(a) the Portfolio is a validly existing trust under the laws of the State of New York;

(b) the Agreement has been duly authorized, executed and delivered by the Portfolio and constitutes a valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Portfolio did not, and the issuance of Portfolio Interest pursuant to the Agreement will not, violate the Portfolio’s Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Portfolio is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Portfolio, (ii) the Portfolio is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Portfolio under the federal laws of the United States or the laws of the State of New York for the issuance of the Portfolio Interest pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquired Trust and the Portfolio and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

7.5 The Acquiring Trust, on behalf of the Acquiring Fund, and the Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquiring Fund or the Portfolio, as the case may be, on or before the Closing Date.

8.	Conditions Precedent to Obligations of the Acquiring Fund

The obligations of the Acquiring Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Acquired Fund and the Portfolio of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of each of the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Acquiring Fund, its adviser or any of their affiliates) against the Acquired Fund, the Portfolio or their investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund or the Portfolio which the Acquired Fund or the Portfolio, as the case may be, reasonably believes might result in such litigation.

8.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

8.3 The Acquired Fund and the Portfolio each shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of such certifying party made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

8.4 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

8.5 The Acquiring Trust, on behalf of the Acquiring Fund, shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that:

(a) the Portfolio is a validly existing trust under the laws of the State of New York;

(b) the Agreement has been duly authorized, executed and delivered by the Portfolio and constitutes a valid and legally binding obligation of the Portfolio, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Portfolio did not, and the issuance of Portfolio Interest pursuant to the Agreement will not, violate the Portfolio’s Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Portfolio is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Portfolio, (ii) the Portfolio is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Portfolio under the federal laws of the United States or the laws of the State of New York for the issuance of the Portfolio Interest pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Portfolio and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

8.6 The Acquired Fund and the Portfolio shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Portfolio, as the case may be, on or before the Closing Date.

9.	Conditions Precedent to Obligations of the Portfolio

The obligations of the Portfolio to consummate the transactions provided for herein shall be subject, at its election, to the performance by each of the Acquired Fund and the Acquiring Fund of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

9.1 All representations and warranties of each of the Acquired Trust, on behalf of the Acquired Fund, and the Acquiring Trust, on the behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date; and there shall be (i) no pending or threatened litigation brought by any person (other than the Portfolio, its adviser or any of their affiliates) against the Acquired Fund, the Acquiring Fund or their investment adviser(s), trustees or officers arising out of this Agreement and (ii) no facts known to the Acquired Fund or the Acquiring Fund which the Acquired Fund or the Acquiring Fund, as the case may be, reasonably believes might result in such litigation.

9.2 The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets (including but not limited to the Acquired Fund Portfolio Securities) and liabilities as of the Closing Date, certified by the Treasurer of the Acquired Trust.

9.3 The Acquired Fund and the Acquiring Fund each shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by its President, Treasurer or a Vice President, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of such certifying party made in this Agreement are true and correct on and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

9.4 The Portfolio shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Portfolio, and dated as of the Closing Date, to the effect that:

(a) the Acquired Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquired Trust, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Acquired Trust, on behalf of the Acquired Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquired Trust, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquired Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquired Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquired Fund, (ii) the Acquired Trust is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States or the laws of The Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Acquired Trust and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

9.5 The Portfolio shall have received on the Closing Date an opinion of Ropes & Gray LLP, in a form reasonably satisfactory to the Portfolio, and dated as of the Closing Date, to the effect that:

(a) the Acquiring Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of The Commonwealth of Massachusetts;

(b) the Agreement has been duly authorized, executed and delivered by the Acquiring Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Acquiring Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and laws of general applicability relating to or affecting creditors’ rights and to general equity principles;

(c) the execution and delivery of the Agreement by the Acquiring Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Acquiring Trust’s Amended and Restated Declaration of Trust, or By-laws, each as amended; and

(d) to the knowledge of such counsel, and without any independent investigation, (i) the Acquiring Fund is not subject to any litigation or other proceedings that might have a materially adverse effect on the operations of the Acquiring Fund, (ii) the Acquiring Fund is registered as an investment company with the Commission and is not subject to any stop order, and (iii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement, have been obtained or made.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of customary representations it shall reasonably request of each of the Acquiring Trust and the Portfolio and will be subject to such firm’s customary opinion qualifications, assumptions and limitations.

9.6 The Acquired Fund and the Acquiring Fund shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Acquired Fund or the Acquiring Fund, as the case may be, on or before the Closing Date.

10.	Further Conditions Precedent to Obligations of the Acquiring Fund, the Acquired Fund and the Portfolio

If any of the conditions set forth below have not been met on or before the Closing Date with respect to any of the Acquired Fund, the Acquiring Fund or the Portfolio, each other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

10.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with the provisions of the Acquired Trust’s Amended and Restated Declaration of Trust and By-Laws, as amended, applicable Massachusetts law and the 1940 Act, and certified copies of the resolutions evidencing such approval shall have been delivered to the Acquiring Fund. Notwithstanding anything herein to the contrary, the Funds may not waive the conditions set forth in this section 10.1.

10.2 On the Closing Date, no action, suit or other proceeding shall be pending or to its knowledge threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain material damages or other relief in connection with, this Agreement or the transactions contemplated herein.

10.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by the Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, or the Portfolio to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund, the Acquired Fund or the Portfolio, provided that any party hereto may for itself waive any of such conditions.

10.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

10.5 The parties shall have received an opinion of Ropes & Gray LLP addressed to each of the Acquiring Fund, the Acquired Fund and the Portfolio, in a form reasonably satisfactory to each such party to this Agreement, substantially to the effect that, although not free from doubt, on the basis of the existing provisions of the Code, US Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and as described further below, for federal income tax purposes the following results should obtain:

(a) the acquisition by the Acquiring Fund of all of the assets of S&P Plus, consisting of the Portfolio Interest and Other Assets of the Acquired Fund, solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, followed by the distribution by the Acquired Fund to its shareholders of all the Acquiring Fund Shares it received in complete liquidation and termination of the Acquired Fund, all pursuant to the Agreement, will constitute a reorganization within the meaning of Section 368(a) of the Code, and the Acquired Fund and the Acquiring Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) under Section 354 of the Code, shareholders of the Acquired Fund will not recognize gain or loss upon the receipt of Acquiring Fund Shares solely in exchange for Acquired Fund shares;

(c) under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund Shares received by each shareholder of the Acquired Fund in connection with the reorganization will be the same as the aggregate tax basis of his or her Acquired Fund shares exchanged therefor;

(d) under Section 1223(1) of the Code, an Acquired Fund shareholder’s holding period for his or her Acquiring Fund Shares will be determined by including the period for which he or she held the Acquired Fund shares exchanged therefor, provided that he or she held the Acquired Fund shares on the date of the reorganization as capital assets;

(e) no gain or loss will be recognized by the Acquired Fund (i) upon the transfer of Acquired Fund Portfolio Securities to the Portfolio solely in exchange for the Portfolio Interest, (ii) upon the transfer of the Portfolio Interest and Other Assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption of all the Acquired Fund’s liabilities by the Acquiring Fund, or (iii) upon the distribution of the Acquiring Fund Shares by the Acquired Fund to its shareholders in complete liquidation;

(f) the Acquired Fund’s aggregate tax basis in the Portfolio Interest received from the Portfolio will equal the Acquired Fund’s aggregate tax basis in the Acquired Fund Portfolio Securities immediately prior to the transfer of the Acquired Fund Portfolio Securities plus the Acquired Fund’s share of the Portfolio’s liabilities immediately after the receipt of the Portfolio Interest;

(g) the Acquired Fund’s holding period in the Portfolio Interest received from the Portfolio will include the Acquired Fund’s holding period in the Acquired Fund Portfolio Securities transferred to the Portfolio;

(h) no gain or loss will be recognized by the Portfolio upon the receipt of the Acquired Fund Portfolio Securities solely in exchange for the Portfolio Interest;

(i) the Portfolio’s tax basis in the Acquired Fund Portfolio Securities received from the Acquired Fund will be the same as the Acquired Fund’s tax basis in those Acquired Fund Portfolio Securities immediately prior to the transfer to the Portfolio;

(j) the Portfolio’s holding periods in the Acquired Fund Portfolio Securities received from the Acquired Fund will include the periods during which the Acquired Fund Portfolio Securities were held by the Acquired Fund;

(k) no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Portfolio Interest and Other Assets from the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;

(l) the Acquiring Fund’s tax basis in the Portfolio Interest and Other Assets, in each case received from the Acquired Fund in the Reorganization, will be the same as the Acquired Fund’s tax basis in the Portfolio Interest and Other Assets immediately prior to the transfer of such assets to the Acquiring Fund (which basis, with respect to the Portfolio Interest includes the Acquired Fund’s share of liabilities of the Portfolio that existed immediately prior to such transfer), and as a result, the Acquiring Fund’s aggregate tax basis in its entire interest in the Portfolio will increase by the amount of the Acquiring Fund’s tax basis in the S&P Index Portfolio Interest received in the Reorganization, as previously described;

(m) the Acquiring Fund’s holding periods in the Portfolio Interest and Other Assets received from the Acquired Fund will include the periods during which such assets were held by the Acquired Fund; and

(n) the Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The opinion will note that Ropes & Gray LLP considered another possible characterization of the transaction for federal income tax purposes, and noted that such a characterization would give rise to the same end results as described above.

The opinion will express no view with respect to (1) the effect of the merger on any transferred asset as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a non-taxable transaction and (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

The delivery of such opinion is conditioned upon receipt by Ropes & Gray LLP of certain factual certifications to be made by the officers of the Acquiring Trust, the Acquired Trust and the Portfolio, upon which certifications the opinion will explicitly rely. Opinions of counsel are not binding upon the Internal Revenue Service or the courts; the opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. The opinion will be based on customary assumptions and will note and distinguish certain published precedent. There is no assurance that the Internal Revenue Service or a court would agree with the opinion. Notwithstanding anything herein to the contrary, the Funds may not waive the condition set forth in this section 10.5.

11.	Indemnification

11.1 The Acquiring Trust, on behalf of the Acquiring Fund, agrees to indemnify and hold harmless the Acquired Fund, the Portfolio, and each of their respective trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust, the Portfolio or any of their respective trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquiring Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11.2 The Acquired Trust, on behalf of the Acquired Fund, agrees to indemnify and hold harmless the Acquiring Fund, the Portfolio, and each of their respective trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquiring Trust, the Portfolio or any of their respective trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Acquired Fund of any of its representations, warranties, covenants or agreements set forth in this Agreement.

11.3 The Portfolio agrees to indemnify and hold harmless the Acquired Fund, the Acquiring Fund, and each of their respective trustees and officers from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, the payment of reasonable legal fees and reasonable costs of investigation) to which jointly and severally, the Acquired Trust, the Acquiring Trust or any of their respective trustees or officers may become subject, insofar as any such loss, claim, damage, liability or expense (or actions with respect thereto) arises out of or is based on any breach by the Portfolio of any of its representations, warranties, covenants or agreements set forth in this Agreement.

12.	Fees and Expenses

12.1 The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio each represents and warrants to the others that it has no obligations to pay any brokers or finders fees in connection with the transactions provided for herein.

12.2 The Acquired Fund will bear its own transaction costs, if any, in connection with the sale and purchase of assets prior to the Closing of the transactions contemplated by this Agreement, including, but not limited to, any transaction costs payable by the Acquired Fund in connection with the sale and purchase of assets as directed by the Acquiring Trust, on behalf of the Acquiring Fund, pursuant to Section 6.15 (“Pre-Reorganization

Transaction Costs”). DIMA agrees to bear all other expenses associated with the Reorganization, including but not limited to all solicitation, mailing, legal and operational expenses, other than Pre-Reorganization Transaction Costs, incurred by any Fund in connection with the Reorganization. Notwithstanding the foregoing, expenses will be paid by the party directly incurring such expenses if and to the extent that the payment by DIMA of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund as a regulated investment company within the meaning of Section 851 of the Code.

13.	Entire Agreement

The Acquiring Trust, on behalf of the Acquiring Fund, the Acquired Trust, on behalf of the Acquired Fund, and the Portfolio each agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement by and among the parties.

14.	Termination

This Agreement may be terminated and the transactions contemplated hereby may be abandoned (i) by mutual agreement of all parties, or (ii) by any party if the Closing shall not have occurred on or before August 18, 2012, unless such date is extended by mutual agreement of all parties, or (iii) by any party if any other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Board members or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

15.	Amendments

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by authorized officers of each party hereto; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Acquired Fund pursuant to section 6.3 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares or the value of the Portfolio Interest to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

16.	Notices

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by Federal Express or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the relevant Fund, 345 Park Avenue, New York, NY 10154, with a copy to Ropes & Gray LLP, Prudential Tower, 800 Boylston Street, Boston, Massachusetts, 02199, Attention: John W. Gerstmayr, Esq. or to any other address that the relevant Fund shall have last designated by notice to the other parties.

17.	Headings; Counterparts; Assignment; Limitation of Liability

17.1 The Article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

17.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

17.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and the shareholders of the Acquiring Fund, the Acquired Fund and the Portfolio, and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

17.4 It is expressly agreed that the obligations of any Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of such Trust or the Funds personally, but bind only the respective property of the Acquiring Fund, Acquired Fund or Portfolio, as applicable, as provided in such Trusts’ Amended and Restated Declaration of Trust, as amended. Moreover, no series of the Trusts other than the Acquiring Fund, the Acquired Fund or the Portfolio, as applicable, shall be responsible for the obligations of such Fund hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Fund hereunder. The execution and the delivery of this Agreement have been authorized by the Trusts’ trustees, on behalf of the Acquiring Fund, the Acquired Fund and the Portfolio, as applicable, and this Agreement has been signed by authorized officers of the Trusts acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers, shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective property of the applicable Fund, as provided in such Trust’s Amended and Restated Declaration of Trust, as amended.

17.5 Notwithstanding anything to the contrary contained in this Agreement, the obligations, agreements, representations and warranties with respect to each Fund shall constitute the obligations, agreements, representations and warranties of that Fund only (the “Obligated Fund”), and in no event shall any other series of the Trusts or the assets of any such series be held liable with respect to the breach or other default by the Obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

17.6 This Agreement shall be governed by, and construed and enforced in accordance with, the laws of The Commonwealth of Massachusetts, without regard to its principles of conflicts of laws.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first written above by an authorized officer and its seal to be affixed thereto and attested by its Secretary or Assistant Secretary.

Attest:	DWS INSTITUTIONAL FUNDS, on behalf of DWS S&P 500 Index Fund

Secretary	By: Doug Beck Its: President

Attest:	DWS VALUE EQUITY TRUST, on behalf of DWS S&P 500 Plus Fund

Secretary	By: Doug Beck Its: President

Attest:	DWS EQUITY 500 INDEX PORTFOLIO

Secretary	By: Doug Beck Its: President

AGREED TO AND ACKNOWLEDGED ONLY WITH RESPECT TO SECTION 12.2 HERETO DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

By: John Millette Its: Director

By: Caroline Pearson Its: Managing Director

APPENDIX C

DWS S&P 500 Index Fund Financial Highlights

Financial Highlights

Class A Years Ended December 31,	2011		2010	2009	2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.67		$14.77	$11.96	$19.45	$18.78
Income (loss) from investment operations:
Net investment income[a]	.24		.22	.23	.28	.26
Net realized and unrealized gain (loss)	.00	*	1.90	2.82	(7.51)	.66
Total from investment operations	.24		2.12	3.05	(7.23)	.92
Less distributions from:
Net investment income	(.24)		(.22)	(.24)	(.26)	(.25)
Net asset value, end of period	$16.67		$16.67	$14.77	$11.96	$19.45
Total Return (%)[b,c]	1.49		14.47	25.88	(37.45)	4.90

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	110		118	110	72	95
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.71		.72	.70	.71	.72
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.67		.67	.62	.65	.64
Ratio of net investment income (%)	1.43		1.43	1.81	1.69	1.33

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

Class B Years Ended December 31,	2011	2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.64	$14.74		$11.94		$19.41	$18.74
Income (loss) from investment operations:
Net investment income[a]	.12	.10		.13		.15	.11
Net realized and unrealized gain (loss)	.01	1.90		2.81		(7.48)	.66
Total from investment operations	.13	2.00		2.94		(7.33)	.77
Less distributions from:
Net investment income	(.12)	(.10)		(.14)		(.14)	(.10)
Net asset value, end of period	$16.65	$16.64		$14.74		$11.94	$19.41
Total Return (%)[b]	.73	13.66	[c]	24.87	[c]	(37.90)[c]	4.11	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2		2		2	3
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.46		1.50		1.52	1.54
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40	1.43		1.37		1.42	1.40
Ratio of net investment income (%)	.69	.67		1.05		.93	.57

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.

Class C Years Ended December 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.64		$14.74		$11.94		$19.41	$18.74
Income (loss) from investment operations:
Net investment income[a]	.12		.10		.13		.16	.11
Net realized and unrealized gain (loss)	.00	*	1.90		2.81		(7.49)	.66
Total from investment operations	.12		2.00		2.94		(7.33)	.77
Less distributions from:
Net investment income	(.12)		(.10)		(.14)		(.14)	(.10)
Net asset value, end of period	$16.64		$16.64		$14.74		$11.94	$19.41
Total Return (%)[b]	.76		13.63	[c]	24.88	[c]	(37.90)[c]	4.11	[c]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	12		12		10		5	7
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40		1.45		1.47		1.46	1.50
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	1.40		1.42		1.37		1.41	1.40
Ratio of net investment income (%)	.70		.68		1.05		.93	.56

a	Based on average shares outstanding during the period.
b	Total return does not reflect the effect of any sales charges.
c	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

Class S Years Ended December 31,	2011		2010		2009		2008	2007
Selected Per Share Data
Net asset value, beginning of period	$16.70		$14.80		$11.99		$19.49	$18.81
Income (loss) from investment operations:
Net investment income[a]	.29		.26		.26		.32	.31
Net realized and unrealized gain (loss)	.00	*	1.90		2.82		(7.51)	.67
Total from investment operations	.29		2.16		3.08		(7.19)	.98
Less distributions from:
Net investment income	(.29)		(.26)		(.27)		(.31)	(.30)
Net asset value, end of period	$16.70		$16.70		$14.80		$11.99	$19.49
Total Return (%)	1.72		14.81	[b]	26.14	[b]	(37.25)[b]	5.22	[b]

Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	408		428		403		343	599
Ratio of expenses before expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.39		.42		.46		.44	.44
Ratio of expenses after expense reductions, including expenses allocated from DWS Equity 500 Index Portfolio (%)	.39		.39		.35		.39	.39
Ratio of net investment income (%)	1.71		1.70		2.07		1.95	1.58

a	Based on average shares outstanding during the period.
b	Total return would have been lower had certain expenses not been reduced.
*	Amount is less than $.005.

S&P500PLUS-011012

PROXY TABULATOR

P.O. BOX 859232

BRAINTREE, MA 02185-9232

YOUR VOTE IS IMPORTANT

Please complete, date, sign and mail

your proxy card in the envelope provided

as soon as possible.

PROXY TABULATOR		Vote this proxy card TODAY!
P.O. BOX 859232		Your prompt response will save the expense
BRAINTREE, MA 02185-9232		of additional mailings
	CALL:	To vote by phone call toll-free 1-800-893-5874 and follow the recorded instructions.
	LOG-ON:	Vote on the internet at www.kingproxy.com/dws and follow the on-screen instructions.
	MAIL:	Return the signed proxy card in the enclosed envelope.
Proxy—DWS S&P 500 PLUS FUND SPECIAL MEETING OF SHAREHOLDERS 60 WALL STREET, NEW YORK, NY 10005 2:00 P.M., Eastern time, on April 16, 2012

The undersigned hereby appoint(s) Caroline Pearson, John Millette and Rita Rubin, and each of them, with full power of substitution, as proxy or proxies of the undersigned to vote all shares of the Fund that the undersigned is entitled in any capacity to vote at the above-stated Special Meeting of Shareholders, and at any and all adjournment(s) or postponement(s) thereof (the “Meeting”).

All properly executed proxies will be voted as directed. If no instructions are indicated on a properly executed proxy, the proxy will be voted FOR the proposal. Receipt of the Notice of Special Meeting of Shareholders and the related Prospectus/Proxy Statement is hereby acknowledged.

Signature	Date

Signature (Joint Owners)	Date

Title or Authority

Note: Joint owners should EACH sign. Please sign EXACTLY as your name(s) appears on this proxy card. When signing as attorney, trustee, executor, administrator, guardian or corporate officer, please give your FULL title as such.

DWS-PXC 1.03

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ■

YOUR BOARD RECOMMENDS A VOTE IN FAVOR OF THE PROPOSAL BELOW.

MATTER PROPOSED BY YOUR BOARD: MERGER - PLEASE VOTE FOR
		FOR	AGAINST	ABSTAIN
1.	To consider and vote upon an Agreement and Plan of Reorganization and the transactions it contemplates, including (i) the transfer of all portfolio securities of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P Plus”), to DWS Equity 500 Index Portfolio (“S&P Index Portfolio”) in exchange for an interest in S&P Index Portfolio, (ii) the transfer of all of the assets of S&P Plus (including its interest in S&P Index Portfolio) to DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P Index”), in exchange for shares of S&P Index (“Merger Shares”) and the assumption by S&P Index of all the liabilities of S&P Plus, and (iii) the distribution of the Merger Shares to the shareholders of S&P Plus in complete liquidation of S&P Plus.	☐	☐	☐

Please be sure to sign and date this card

DWS-PXC-1.02

STATEMENT OF ADDITIONAL INFORMATION

DWS INSTITUTIONAL FUNDS

DWS S&P 500 INDEX FUND

CLASS A, CLASS B, CLASS C, CLASS S

345 Park Avenue

New York, NY 10154

This Statement of Additional Information (the “Merger SAI”) contains material that may be of interest to investors but that is not included in the Prospectus/Proxy Statement dated March 7, 2012 (the “Prospectus/Proxy Statement”) for the Special Meeting of Shareholders of DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust (“S&P 500 Plus”), to be held on April 16, 2012. This Merger SAI is not a prospectus and is authorized for distribution only when it accompanies or follows delivery of the Prospectus/Proxy Statement, into which this Merger SAI is hereby incorporated by reference. This Merger SAI should be read in conjunction with the Prospectus/Proxy Statement. Copies of the Prospectus/Proxy Statement may be obtained at no charge by contacting DWS Investments Distributors, Inc., 222 South Riverside Plaza, Chicago, Illinois 60606, 1-800-621-1048, or from your financial advisor and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Prospectus/Proxy Statement.

Further information about Class A, Class B, Class C and Class S shares of DWS S&P 500 Index Fund, a series of DWS Institutional Funds (“S&P 500 Index”) is contained in the Prospectus for S&P 500 Index, dated April 29, 2011, as supplemented June 3, 2011, July 25, 2011, September 27, 2011 and February 29, 2012. Additionally, further information about Class A, Class B, Class C and Class S shares of S&P 500 Index is contained in the Statement of Additional Information of S&P 500 Index, dated April 29, 2011, as supplemented September 27, 2011, February 1, 2012 and February 29, 2012, relating to Class A, Class B, Class C and Class S shares, which is incorporated by reference herein. The Statement of Additional Information of S&P 500 Plus, dated July 1, 2011, as supplemented September 27, 2011, February 1, 2012 and February 29, 2012, relating to Class A, Class B, Class C, Class R and Class S shares, is incorporated by reference herein. Copies of the Prospectuses and Statements of Additional Information for both funds may be obtained at no charge by contacting your fund at 1-800-621-1048, or from your financial advisor and are available along with other materials on the Securities and Exchange Commission’s Internet website (http://www.sec.gov). The audited financial statements and related Independent Registered Public Accounting Firm’s reports for S&P 500 Index and S&P 500 Plus contained in each fund’s Annual Report to Shareholders for the fiscal years ended December 31, 2011 and February 28, 2011, respectively, are incorporated herein by reference. The unaudited financial statements for S&P 500 Plus contained in the fund’s Semiannual Report to Shareholders for the fiscal period ended August 31, 2011 are incorporated herein by reference. No other parts of each fund’s Annual Report or Semiannual Report to Shareholders are incorporated by reference herein.

The unaudited description of the pro forma effects of the merger, attached hereto, is intended to present the financial condition and related results of operations of S&P 500 Index as if the merger had been consummated on January 1, 2011.

The date of this Merger SAI is March 7, 2012.

1

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Common Stocks 97.5%
Consumer Discretionary 10.3%
Auto Components 0.3%
BorgWarner, Inc.*	19,700	—	19,700	1,255,678	—	1,255,678
Goodyear Tire & Rubber Co.*	43,296	3,100	46,396	613,505	43,927	657,432
Johnson Controls, Inc.	123,401	10,800	134,201	3,857,515	337,608	4,195,123

				5,726,698	381,535	6,108,233

Automobiles 0.4%
Ford Motor Co.*	689,698	59,950	749,648	7,421,151	645,062	8,066,213
Harley-Davidson, Inc.	41,182	3,800	44,982	1,600,744	147,706	1,748,450

				9,021,895	792,768	9,814,663

Distributors 0.1%
Genuine Parts Co.	28,472	2,300	30,772	1,742,486	140,760	1,883,246

Diversified Consumer Services 0.1%
Apollo Group, Inc. “A”*	20,583	2,400	22,983	1,108,806	129,288	1,238,094
DeVry, Inc.	10,000	600	10,600	384,600	23,076	407,676
H&R Block, Inc.	53,482	3,704	57,186	873,361	60,486	933,847

				2,366,767	212,850	2,579,617

Hotels Restaurants & Leisure 2.0%
Carnival Corp.	80,879	6,900	87,779	2,639,890	225,216	2,865,106
Chipotle Mexican Grill, Inc.*	5,597	500	6,097	1,890,331	168,870	2,059,201
Darden Restaurants, Inc.	23,680	1,700	25,380	1,079,334	77,486	1,156,820
International Game Technology	52,964	3,400	56,364	910,981	58,480	969,461
Marriott International, Inc. “A”	49,033	3,930	52,963	1,430,293	114,638	1,544,931
McDonald’s Corp.	185,006	15,608	200,614	18,561,652	1,565,951	20,127,603
Starbucks Corp.	135,501	10,700	146,201	6,234,401	492,307	6,726,708
Starwood Hotels & Resorts Worldwide, Inc.	34,493	3,100	37,593	1,654,629	148,707	1,803,336
Wyndham Worldwide Corp.	28,114	2,900	31,014	1,063,553	109,707	1,173,260
Wynn Resorts Ltd.	14,400	1,100	15,500	1,591,056	121,539	1,712,595
Yum! Brands, Inc.	83,031	7,700	90,731	4,899,659	454,377	5,354,036

				41,955,779	3,537,278	45,493,057

Household Durables 0.2%
D.R. Horton, Inc.	48,100	5,600	53,700	606,541	70,616	677,157
Harman International Industries, Inc.	12,100	1,000	13,100	460,284	38,040	498,324
Leggett & Platt, Inc.	25,670	1,900	27,570	591,437	43,776	635,213
Lennar Corp. “A”	27,100	1,200	28,300	532,515	23,580	556,095
Newell Rubbermaid, Inc.	54,550	5,800	60,350	880,982	93,670	974,652
Pulte Group, Inc.*	67,397	6,877	74,274	425,275	43,394	468,669
Whirlpool Corp.	13,833	1,100	14,933	656,376	52,195	708,571

				4,153,410	365,271	4,518,681

Internet & Catalog Retail 0.8%
Amazon.com, Inc.*	65,867	5,400	71,267	11,401,578	934,740	12,336,318
Expedia, Inc.	17,035	1,550	18,585	494,356	44,981	539,337
Netflix, Inc.*	9,545	700	10,245	661,373	48,503	709,876
Priceline.com, Inc.*	9,024	800	9,824	4,220,615	374,168	4,594,783
TripAdvisor, Inc.*	17,035	4,050	21,085	429,452	102,100	531,552

				17,207,374	1,504,492	18,711,866

Leisure Equipment & Products 0.1%
Hasbro, Inc.	21,685	2,300	23,985	691,535	73,347	764,882
Mattel, Inc.	61,514	5,800	67,314	1,707,628	161,008	1,868,636

				2,399,163	234,355	2,633,518

Media 3.0%
Cablevision Systems Corp. (New York Group) “A”	42,673	2,000	44,673	606,810	28,440	635,250
CBS Corp. “B”	117,654	9,600	127,254	3,193,130	260,544	3,453,674
Comcast Corp. “A”	491,863	43,200	535,063	11,662,072	1,024,272	12,686,344
DIRECTV “A”*	127,510	12,500	140,010	5,452,328	534,500	5,986,828
Discovery Communications, Inc. “A”*	47,346	4,500	51,846	1,939,766	184,365	2,124,131
Gannett Co., Inc.	40,569	2,217	42,786	542,407	29,641	572,048
Interpublic Group of Companies, Inc.	87,195	6,300	93,495	848,407	61,299	909,706
McGraw-Hill Companies, Inc.	52,693	4,500	57,193	2,369,604	202,365	2,571,969
News Corp. “A”	395,408	35,500	430,908	7,054,079	633,320	7,687,399
Omnicom Group, Inc.	50,662	4,200	54,862	2,258,512	187,236	2,445,748
Scripps Networks Interactive “A”	16,800	1,700	18,500	712,656	72,114	784,770
Time Warner Cable, Inc.	57,675	5,376	63,051	3,666,400	341,753	4,008,153
Time Warner, Inc.	181,151	14,366	195,517	6,546,797	519,187	7,065,984
Viacom, Inc. “B”	99,853	9,100	108,953	4,534,325	413,231	4,947,556
Walt Disney Co.	324,545	28,900	353,445	12,170,437	1,083,750	13,254,187
Washington Post Co. “B”	900	100	1,000	339,129	37,681	376,810

				63,896,859	5,613,698	69,510,557

Multiline Retail 0.8%
Big Lots, Inc.*	12,696	800	13,496	479,401	30,208	509,609
Dollar Tree, Inc.*	21,800	1,400	23,200	1,811,798	116,354	1,928,152
Family Dollar Stores, Inc.	20,772	2,000	22,772	1,197,714	115,320	1,313,034
J.C. Penney Co., Inc.	25,721	1,500	27,221	904,093	52,725	956,818

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Kohl’s Corp.	46,025	3,800	49,825	2,271,334	187,530	2,458,864
Macy’s, Inc.	74,850	6,200	81,050	2,408,673	199,516	2,608,189
Nordstrom, Inc.	29,232	2,000	31,232	1,453,123	99,420	1,552,543
Sears Holdings Corp.*	7,518	500	8,018	238,922	15,890	254,812
Target Corp.	120,829	10,000	130,829	6,188,861	512,200	6,701,061

				16,953,919	1,329,163	18,283,082

Specialty Retail 1.9%
Abercrombie & Fitch Co. “A”	16,400	1,000	17,400	800,976	48,840	849,816
AutoNation, Inc.*	7,600	600	8,200	280,212	22,122	302,334
AutoZone, Inc.*	5,090	500	5,590	1,654,097	162,485	1,816,582
Bed Bath & Beyond, Inc.*	43,912	3,800	47,712	2,545,579	220,286	2,765,865
Best Buy Co., Inc.	52,731	4,800	57,531	1,232,324	112,176	1,344,500
CarMax, Inc.*	41,563	3,600	45,163	1,266,840	109,728	1,376,568
GameStop Corp. “A”*	26,300	3,100	29,400	634,619	74,803	709,422
Home Depot, Inc.	278,918	23,200	302,118	11,725,713	975,328	12,701,041
Limited Brands, Inc.	43,640	3,500	47,140	1,760,874	141,225	1,902,099
Lowe’s Companies, Inc.	225,156	17,900	243,056	5,714,459	454,302	6,168,761
O’Reilly Automotive, Inc.*	23,200	2,000	25,200	1,854,840	159,900	2,014,740
Orchard Supply Hardware Stores Corp. “A”*	339	22	361	1,410	92	1,502
Ross Stores, Inc.	41,402	2,800	44,202	1,967,837	133,084	2,100,921
Staples, Inc.	124,974	10,100	135,074	1,735,889	140,289	1,876,178
The Gap, Inc.	63,858	6,100	69,958	1,184,566	113,155	1,297,721
Tiffany & Co.	22,916	1,600	24,516	1,518,414	106,016	1,624,430
TJX Companies, Inc.	67,799	6,100	73,899	4,376,426	393,755	4,770,181
Urban Outfitters, Inc.*	18,961	3,000	21,961	522,565	82,680	605,245

				40,777,640	3,450,266	44,227,906

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	52,453	4,100	56,553	3,201,731	250,264	3,451,995
NIKE, Inc. “B”	67,107	6,018	73,125	6,467,101	579,955	7,047,056
Ralph Lauren Corp.	11,800	1,100	12,900	1,629,344	151,888	1,781,232
VF Corp.	15,740	1,400	17,140	1,998,823	177,786	2,176,609

				13,296,999	1,159,893	14,456,892

Consumer Staples 11.3%
Beverages 2.6%
Beam, Inc.	28,454	2,400	30,854	1,457,698	122,952	1,580,650
Brown-Forman Corp. “B”	17,922	1,500	19,422	1,442,900	120,765	1,563,665
Coca-Cola Co.	410,526	35,039	445,565	28,724,504	2,451,679	31,176,183
Coca-Cola Enterprises, Inc.	54,724	5,100	59,824	1,410,785	131,478	1,542,263
Constellation Brands, Inc. “A”*	33,100	2,700	35,800	684,177	55,809	739,986
Dr. Pepper Snapple Group, Inc.	38,897	3,400	42,297	1,535,654	134,232	1,669,886
Molson Coors Brewing Co. “B”	29,604	2,500	32,104	1,288,958	108,850	1,397,808
PepsiCo, Inc.	282,770	23,827	306,597	18,761,790	1,580,921	20,342,711

				55,306,466	4,706,686	60,013,152

Food & Staples Retailing 2.4%
Costco Wholesale Corp.	78,299	6,400	84,699	6,523,873	533,248	7,057,121
CVS Caremark Corp.	235,591	21,400	256,991	9,607,401	872,692	10,480,093
Kroger Co.	109,927	7,400	117,327	2,662,432	179,228	2,841,660
Safeway, Inc.	59,959	5,544	65,503	1,261,537	116,646	1,378,183
SUPERVALU, Inc.	36,491	1,900	38,391	296,307	15,428	311,735
Sysco Corp.	107,482	9,300	116,782	3,152,447	272,769	3,425,216
Wal-Mart Stores, Inc.	316,283	27,288	343,571	18,901,072	1,630,731	20,531,803
Walgreen Co.	160,908	14,400	175,308	5,319,618	476,064	5,795,682
Whole Foods Market, Inc.	28,674	2,500	31,174	1,995,137	173,950	2,169,087

				49,719,824	4,270,756	53,990,580

Food Products 1.9%
Archer-Daniels-Midland Co.	119,726	9,900	129,626	3,424,164	283,140	3,707,304
Campbell Soup Co.	31,570	2,400	33,970	1,049,387	79,776	1,129,163
ConAgra Foods, Inc.	75,378	6,200	81,578	1,989,979	163,680	2,153,659
Dean Foods Co.*	31,000	2,400	33,400	347,200	26,880	374,080
General Mills, Inc.	117,260	9,668	126,928	4,738,476	390,684	5,129,160
H.J. Heinz Co.	58,240	4,900	63,140	3,147,290	264,796	3,412,086
Hormel Foods Corp.	25,300	2,800	28,100	741,037	82,012	823,049
Kellogg Co.	45,234	4,000	49,234	2,287,483	202,280	2,489,763
Kraft Foods, Inc. “A”	318,210	27,319	345,529	11,888,325	1,020,638	12,908,963
McCormick & Co., Inc.	23,600	2,000	25,600	1,189,912	100,840	1,290,752
Mead Johnson Nutrition Co.	37,094	2,800	39,894	2,549,471	192,444	2,741,915
Sara Lee Corp.	107,028	6,500	113,528	2,024,970	122,980	2,147,950
The Hershey Co.	27,360	2,600	29,960	1,690,301	160,628	1,850,929
The JM Smucker Co.	20,657	1,900	22,557	1,614,758	148,523	1,763,281
Tyson Foods, Inc. “A”	54,000	5,300	59,300	1,114,560	109,392	1,223,952

				39,797,313	3,348,693	43,146,006

Household Products 2.3%
Clorox Co.	23,332	2,200	25,532	1,552,978	146,432	1,699,410
Colgate-Palmolive Co.	87,302	7,400	94,702	8,065,832	683,686	8,749,518
Kimberly-Clark Corp.	71,003	5,306	76,309	5,222,980	390,309	5,613,289
Procter & Gamble Co.	497,014	41,787	538,801	33,155,804	2,787,611	35,943,415

				47,997,594	4,008,038	52,005,632

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Personal Products 0.2%
Avon Products, Inc.	75,497	6,000	81,497	1,318,933	104,820	1,423,753
Estee Lauder Companies, Inc. “A”	20,500	1,700	22,200	2,302,560	190,944	2,493,504

				3,621,493	295,764	3,917,257

Tobacco 1.9%
Altria Group, Inc.	371,745	31,003	402,748	11,022,239	919,239	11,941,478
Lorillard, Inc.	24,454	2,200	26,654	2,787,756	250,800	3,038,556
Philip Morris International, Inc.*	313,872	26,403	340,275	24,632,674	2,072,107	26,704,781
Reynolds American, Inc.	61,380	5,200	66,580	2,542,360	215,384	2,757,744

				40,985,029	3,457,530	44,442,559

Energy 11.9%
Energy Equipment & Services 1.9%
Baker Hughes, Inc.	79,117	6,521	85,638	3,848,251	317,182	4,165,433
Cameron International Corp.*	44,282	3,600	47,882	2,178,231	177,084	2,355,315
Diamond Offshore Drilling, Inc.	12,030	1,200	13,230	664,778	66,312	731,090
FMC Technologies, Inc.*	43,612	3,200	46,812	2,277,855	167,136	2,444,991
Halliburton Co.	166,868	14,200	181,068	5,758,615	490,042	6,248,657
Helmerich & Payne, Inc.	19,052	1,900	20,952	1,111,875	110,884	1,222,759
Nabors Industries Ltd.*	49,638	3,300	52,938	860,723	57,222	917,945
National Oilwell Varco, Inc.	76,844	6,700	83,544	5,224,623	455,533	5,680,156
Noble Corp.*	46,387	4,000	50,387	1,401,815	120,880	1,522,695
Rowan Companies, Inc.*	22,739	2,900	25,639	689,674	87,957	777,631
Schlumberger Ltd.	242,540	19,439	261,979	16,567,907	1,327,878	17,895,785

				40,584,347	3,378,110	43,962,457

Oil, Gas & Consumable Fuels 10.0%
Alpha Natural Resources, Inc.*	40,632	4,527	45,159	830,112	92,486	922,598
Anadarko Petroleum Corp.	90,166	6,882	97,048	6,882,371	525,303	7,407,674
Apache Corp.	69,557	5,286	74,843	6,300,473	478,806	6,779,279
Cabot Oil & Gas Corp.	18,300	1,800	20,100	1,388,970	136,620	1,525,590
Chesapeake Energy Corp.	119,900	10,689	130,589	2,672,571	238,258	2,910,829
Chevron Corp.	359,750	29,700	389,450	38,277,400	3,160,080	41,437,480
ConocoPhillips	239,932	20,377	260,309	17,483,845	1,484,872	18,968,717
CONSOL Energy, Inc.	40,712	3,200	43,912	1,494,130	117,440	1,611,570
Denbury Resources, Inc.*	69,618	8,100	77,718	1,051,232	122,310	1,173,542
Devon Energy Corp.	72,817	6,392	79,209	4,514,654	396,304	4,910,958
El Paso Corp.	140,016	12,200	152,216	3,720,225	324,154	4,044,379
EOG Resources, Inc.	48,711	4,300	53,011	4,798,521	423,593	5,222,114
EQT Corp.	27,200	2,100	29,300	1,490,288	115,059	1,605,347
Exxon Mobil Corp.	865,979	73,339	939,318	73,400,380	6,216,214	79,616,594
Hess Corp.	53,465	3,600	57,065	3,036,812	204,480	3,241,292
Marathon Oil Corp.	126,410	11,208	137,618	3,700,021	328,058	4,028,079
Marathon Petroleum Corp.	63,505	5,604	69,109	2,114,081	186,557	2,300,638
Murphy Oil Corp.	35,118	2,800	37,918	1,957,477	156,072	2,113,549
Newfield Exploration Co.*	24,257	1,700	25,957	915,217	64,141	979,358
Noble Energy, Inc.	31,891	2,800	34,691	3,010,192	264,292	3,274,484
Occidental Petroleum Corp.	146,428	11,800	158,228	13,720,304	1,105,660	14,825,964
Peabody Energy Corp.	50,031	4,100	54,131	1,656,526	135,751	1,792,277
Pioneer Natural Resources Co.	22,000	1,900	23,900	1,968,560	170,012	2,138,572
QEP Resources, Inc.	31,900	2,100	34,000	934,670	61,530	996,200
Range Resources Corp.	27,942	2,700	30,642	1,730,727	167,238	1,897,965
Southwestern Energy Co.*	62,336	5,700	68,036	1,991,012	182,058	2,173,070
Spectra Energy Corp.	118,473	9,300	127,773	3,643,045	285,975	3,929,020
Sunoco, Inc.	18,972	2,000	20,972	778,231	82,040	860,271
Tesoro Corp.*	25,200	3,000	28,200	588,672	70,080	658,752
Valero Energy Corp.	102,501	8,800	111,301	2,157,646	185,240	2,342,886
Williams Companies, Inc.	107,023	8,700	115,723	3,533,899	287,274	3,821,173

				211,742,264	17,767,957	229,510,221

Financials 13.4%
Capital Markets 1.8%
Ameriprise Financial, Inc.	40,370	3,816	44,186	2,003,967	189,426	2,193,393
Bank of New York Mellon Corp.	218,495	16,652	235,147	4,350,235	331,542	4,681,777
BlackRock, Inc.	18,245	1,500	19,745	3,251,989	267,360	3,519,349
Charles Schwab Corp.	191,733	16,700	208,433	2,158,914	188,042	2,346,956
E*TRADE Financial Corp.*	43,326	2,150	45,476	344,875	17,114	361,989
Federated Investors, Inc. “B”	18,200	900	19,100	275,730	13,635	289,365
Franklin Resources, Inc.	26,376	2,200	28,576	2,533,679	211,332	2,745,011
Invesco Ltd.	80,650	6,600	87,250	1,620,258	132,594	1,752,852
Legg Mason, Inc.	22,100	2,500	24,600	531,505	60,125	591,630
Morgan Stanley	269,551	19,416	288,967	4,078,307	293,764	4,372,071
Northern Trust Corp.	45,402	3,800	49,202	1,800,643	150,708	1,951,351
State Street Corp.	88,668	8,100	96,768	3,574,207	326,511	3,900,718
T. Rowe Price Group, Inc.	45,776	4,600	50,376	2,606,943	261,970	2,868,913
The Goldman Sachs Group, Inc.	88,795	7,170	95,965	8,029,732	648,383	8,678,115

				37,160,984	3,092,506	40,253,490

Commercial Banks 2.6%
BB&T Corp.	125,092	10,500	135,592	3,148,566	264,285	3,412,851
Comerica, Inc.	34,868	3,000	37,868	899,594	77,400	976,994

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Fifth Third Bancorp.	164,389	16,000	180,389	2,091,028	203,520	2,294,548
First Horizon National Corp.	43,620	3,193	46,813	348,960	25,544	374,504
Huntington Bancshares, Inc.	157,301	10,900	168,201	863,583	59,841	923,424
KeyCorp	172,145	12,600	184,745	1,323,795	96,894	1,420,689
M&T Bank Corp.	22,953	1,200	24,153	1,752,232	91,608	1,843,840
PNC Financial Services Group, Inc.	95,618	8,346	103,964	5,514,290	481,314	5,995,604
Regions Financial Corp.	230,219	19,500	249,719	989,942	83,850	1,073,792
SunTrust Banks, Inc.	96,462	8,400	104,862	1,707,377	148,680	1,856,057
U.S. Bancorp.	344,655	29,400	374,055	9,322,918	795,270	10,118,188
Wells Fargo & Co.	952,172	79,565	1,031,737	26,241,860	2,192,811	28,434,671
Zions Bancorp.	31,256	2,400	33,656	508,848	39,072	547,920

				54,712,993	4,560,089	59,273,082

Consumer Finance 0.8%
American Express Co.	182,355	16,400	198,755	8,601,685	773,588	9,375,273
Capital One Financial Corp.	83,471	7,200	90,671	3,529,989	304,488	3,834,477
Discover Financial Services	99,032	7,701	106,733	2,376,768	184,824	2,561,592
SLM Corp.	89,390	7,900	97,290	1,197,826	105,860	1,303,686

				15,706,268	1,368,760	17,075,028

Diversified Financial Services 2.6%
Bank of America Corp.	1,838,755	144,526	1,983,281	10,223,478	803,564	11,027,042
Citigroup, Inc.	529,422	41,835	571,257	13,929,093	1,100,679	15,029,772
CME Group, Inc. “A”	11,873	1,100	12,973	2,893,094	268,037	3,161,131
IntercontinentalExchange, Inc.*	13,148	1,000	14,148	1,584,991	120,550	1,705,541
JPMorgan Chase & Co.	685,806	57,244	743,050	22,803,049	1,903,363	24,706,412
Leucadia National Corp.	35,100	3,800	38,900	798,174	86,412	884,586
Moody’s Corp.	36,500	3,100	39,600	1,229,320	104,408	1,333,728
NYSE Euronext	47,100	3,700	50,800	1,229,310	96,570	1,325,880
The Nasdaq OMX Group, Inc.*	24,500	2,900	27,400	600,495	71,079	671,574

				55,291,004	4,554,662	59,845,666

Insurance 3.5%
ACE Ltd.	60,385	4,900	65,285	4,234,196	343,588	4,577,784
Aflac, Inc.	85,127	7,400	92,527	3,682,594	320,124	4,002,718
Allstate Corp.	90,089	8,697	98,786	2,469,339	238,385	2,707,724
American International Group, Inc.*	79,440	6,996	86,436	1,843,008	162,307	2,005,315
Aon Corp.	59,324	5,300	64,624	2,776,363	248,040	3,024,403
Assurant, Inc.	16,900	1,700	18,600	693,914	69,802	763,716
Berkshire Hathaway, Inc. “B”*	317,685	25,776	343,461	24,239,365	1,966,709	26,206,074
Chubb Corp.	50,359	3,500	53,859	3,485,850	242,270	3,728,120
Cincinnati Financial Corp.	28,334	2,420	30,754	863,054	73,713	936,767
Genworth Financial, Inc. “A”*	89,100	2,600	91,700	583,605	17,030	600,635
Hartford Financial Services Group, Inc.	79,176	6,100	85,276	1,286,610	99,125	1,385,735
Lincoln National Corp.	56,474	3,200	59,674	1,096,725	62,144	1,158,869
Loews Corp.	54,523	4,700	59,223	2,052,791	176,955	2,229,746
Marsh & McLennan Companies, Inc.	98,353	8,900	107,253	3,109,922	281,418	3,391,340
MetLife, Inc.	192,348	16,719	209,067	5,997,411	521,298	6,518,709
Principal Financial Group, Inc.	55,819	5,068	60,887	1,373,147	124,673	1,497,820
Progressive Corp.	111,114	10,800	121,914	2,167,834	210,708	2,378,542
Prudential Financial, Inc.	84,688	8,107	92,795	4,244,563	406,323	4,650,886
The Travelers Companies, Inc.	74,437	6,500	80,937	4,404,437	384,605	4,789,042
Torchmark Corp.	18,365	1,800	20,165	796,857	78,102	874,959
Unum Group	53,694	4,100	57,794	1,131,333	86,387	1,217,720
XL Group PLC	58,632	5,400	64,032	1,159,155	106,758	1,265,913

				73,692,073	6,220,464	79,912,537

Real Estate Investment Trusts 2.0%
American Tower Corp. (REIT)	70,336	6,400	76,736	4,220,863	384,064	4,604,927
Apartment Investment & Management Co. “A” (REIT)	20,516	1,170	21,686	470,022	26,805	496,827
AvalonBay Communities, Inc. (REIT)	17,074	1,315	18,389	2,229,864	171,739	2,401,603
Boston Properties, Inc. (REIT)	26,600	1,900	28,500	2,649,360	189,240	2,838,600
Equity Residential (REIT)	53,760	4,200	57,960	3,065,933	239,526	3,305,459
HCP, Inc. (REIT)	73,846	7,300	81,146	3,059,440	302,439	3,361,879
Health Care REIT, Inc. (REIT)	35,210	2,300	37,510	1,920,001	125,419	2,045,420
Host Hotels & Resorts, Inc. (REIT)	127,186	9,424	136,610	1,878,537	139,192	2,017,729
Kimco Realty Corp. (REIT)	74,500	4,800	79,300	1,209,880	77,952	1,287,832
Plum Creek Timber Co., Inc. (REIT)	28,048	3,000	31,048	1,025,435	109,680	1,135,115
Prologis, Inc. (REIT)	83,290	7,110	90,400	2,381,261	203,275	2,584,536
Public Storage (REIT)	25,630	2,200	27,830	3,446,210	295,812	3,742,022
Simon Property Group, Inc. (REIT)	52,608	4,487	57,095	6,783,275	578,554	7,361,829
Ventas, Inc. (REIT)	52,216	4,500	56,716	2,878,668	248,085	3,126,753
Vornado Realty Trust (REIT)	33,472	2,738	36,210	2,572,658	210,443	2,783,101
Weyerhaeuser Co. (REIT)	97,874	7,573	105,447	1,827,308	141,388	1,968,696

				41,618,715	3,443,613	45,062,328

Real Estate Management & Development 0.0%
CBRE Group, Inc.*	58,500	5,700	64,200	890,370	86,754	977,124

Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	89,868	6,800	96,668	561,675	42,500	604,175

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
People’s United Financial, Inc.	63,275	4,300	67,575	813,084	55,255	868,339

				1,374,759	97,755	1,472,514

Health Care 11.5%
Biotechnology 1.2%
Amgen, Inc.	143,870	13,100	156,970	9,237,893	841,151	10,079,044
Biogen Idec, Inc.*	43,998	3,600	47,598	4,841,980	396,180	5,238,160
Celgene Corp.*	80,109	6,700	86,809	5,415,368	452,920	5,868,288
Gilead Sciences, Inc.*	135,253	11,100	146,353	5,535,905	454,323	5,990,228

				25,031,146	2,144,574	27,175,720

Health Care Equipment & Supplies 1.7%
Baxter International, Inc.	101,370	8,707	110,077	5,015,788	430,822	5,446,610
Becton, Dickinson & Co.	39,371	3,600	42,971	2,941,801	268,992	3,210,793
Boston Scientific Corp.*	271,243	23,800	295,043	1,448,438	127,092	1,575,530
C.R. Bard, Inc.	15,083	1,300	16,383	1,289,597	111,150	1,400,747
CareFusion Corp.*	40,027	3,150	43,177	1,017,086	80,042	1,097,128
Covidien PLC	87,126	8,000	95,126	3,921,541	360,080	4,281,621
DENTSPLY International, Inc.	24,800	2,900	27,700	867,752	101,471	969,223
Edwards Lifesciences Corp.*	21,239	1,800	23,039	1,501,597	127,260	1,628,857
Intuitive Surgical, Inc.*	7,097	600	7,697	3,285,982	277,806	3,563,788
Medtronic, Inc.	191,430	16,600	208,030	7,322,198	634,950	7,957,148
St. Jude Medical, Inc.	56,810	5,400	62,210	1,948,583	185,220	2,133,803
Stryker Corp.	58,102	5,100	63,202	2,888,250	253,521	3,141,771
Varian Medical Systems, Inc.*	20,000	1,700	21,700	1,342,600	114,121	1,456,721
Zimmer Holdings, Inc.*	32,501	2,700	35,201	1,736,203	144,234	1,880,437

				36,527,416	3,216,761	39,744,177

Health Care Providers & Services 2.0%
Aetna, Inc.	65,295	5,900	71,195	2,754,796	248,921	3,003,717
AmerisourceBergen Corp.	46,710	3,900	50,610	1,737,145	145,041	1,882,186
Cardinal Health, Inc.	62,379	5,000	67,379	2,533,211	203,050	2,736,261
CIGNA Corp.	51,613	3,800	55,413	2,167,746	159,600	2,327,346
Coventry Health Care, Inc.*	25,458	2,900	28,358	773,160	88,073	861,233
DaVita, Inc.*	17,200	1,700	18,900	1,303,932	128,877	1,432,809
Express Scripts, Inc.*	88,409	8,000	96,409	3,950,998	357,520	4,308,518
Humana, Inc.	29,251	2,400	31,651	2,562,680	210,264	2,772,944
Laboratory Corp. of America Holdings*	17,800	1,272	19,072	1,530,266	109,354	1,639,620
McKesson Corp.	44,567	4,100	48,667	3,472,215	319,431	3,791,646
Medco Health Solutions, Inc.*	69,660	4,800	74,460	3,893,994	268,320	4,162,314
Patterson Companies, Inc.	17,500	1,300	18,800	516,600	38,376	554,976
Quest Diagnostics, Inc.	27,902	2,100	30,002	1,619,990	121,926	1,741,916
Tenet Healthcare Corp.*	77,948	5,900	83,848	399,873	30,267	430,140
UnitedHealth Group, Inc.	192,694	16,424	209,118	9,765,732	832,368	10,598,100
WellPoint, Inc.	62,946	5,800	68,746	4,170,173	384,250	4,554,423

				43,152,511	3,645,638	46,798,149

Health Care Technology 0.1%
Cerner Corp.*	26,310	2,000	28,310	1,611,488	122,500	1,733,988

Life Sciences Tools & Services 0.4%
Agilent Technologies, Inc.*	62,357	6,200	68,557	2,178,130	216,566	2,394,696
Life Technologies Corp.*	32,603	2,862	35,465	1,268,583	111,360	1,379,943
PerkinElmer, Inc.	21,963	1,700	23,663	439,260	34,000	473,260
Thermo Fisher Scientific, Inc.*	67,420	6,200	73,620	3,031,877	278,814	3,310,691
Waters Corp.*	16,405	1,500	17,905	1,214,790	111,075	1,325,865

				8,132,640	751,815	8,884,455

Pharmaceuticals 6.1%
Abbott Laboratories	280,696	23,804	304,500	15,783,536	1,338,499	17,122,035
Allergan, Inc.	54,724	4,600	59,324	4,801,484	403,604	5,205,088
Bristol-Myers Squibb Co.	306,147	25,224	331,371	10,788,620	888,894	11,677,514
Eli Lilly & Co.	184,480	15,600	200,080	7,666,989	648,336	8,315,325
Forest Laboratories, Inc.*	47,847	4,800	52,647	1,447,850	145,248	1,593,098
Hospira, Inc.*	31,122	2,800	33,922	945,175	85,036	1,030,211
Johnson & Johnson	493,853	41,508	535,361	32,386,880	2,722,095	35,108,975
Merck & Co., Inc.	550,338	46,007	596,345	20,747,743	1,734,464	22,482,207
Mylan, Inc.*	77,219	5,000	82,219	1,657,120	107,300	1,764,420
Perrigo Co.	16,800	1,100	17,900	1,634,640	107,030	1,741,670
Pfizer, Inc.	1,387,943	117,090	1,505,033	30,035,086	2,533,827	32,568,913
Watson Pharmaceuticals, Inc.*	23,257	1,700	24,957	1,403,327	102,578	1,505,905

				129,298,450	10,816,911	140,115,361

Industrials 10.5%
Aerospace & Defense 2.6%
Boeing Co.	134,414	11,307	145,721	9,859,267	829,369	10,688,636
General Dynamics Corp.	64,319	5,731	70,050	4,271,425	380,596	4,652,021
Goodrich Corp.	22,638	2,000	24,638	2,800,321	247,400	3,047,721
Honeywell International, Inc.	139,609	12,100	151,709	7,587,749	657,635	8,245,384
L-3 Communications Holdings, Inc.	18,068	1,600	19,668	1,204,774	106,688	1,311,462
Lockheed Martin Corp.	47,991	3,330	51,321	3,882,472	269,397	4,151,869
Northrop Grumman Corp.	47,431	2,900	50,331	2,773,765	169,592	2,943,357

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Precision Castparts Corp.	26,128	2,300	28,428	4,305,633	379,017	4,684,650
Raytheon Co.	62,270	4,992	67,262	3,012,623	241,513	3,254,136
Rockwell Collins, Inc.	27,044	2,100	29,144	1,497,426	116,277	1,613,703
Textron, Inc.	49,154	4,200	53,354	908,857	77,658	986,515
United Technologies Corp.	163,658	13,904	177,562	11,961,763	1,016,243	12,978,006

				54,066,075	4,491,385	58,557,460

Air Freight & Logistics 1.0%
C.H. Robinson Worldwide, Inc.	29,232	2,400	31,632	2,039,809	167,472	2,207,281
Expeditors International of Washington, Inc.	38,300	3,100	41,400	1,568,768	126,976	1,695,744
FedEx Corp.	57,460	4,600	62,060	4,798,484	384,146	5,182,630
United Parcel Service, Inc. “B”	174,609	14,113	188,722	12,779,633	1,032,930	13,812,563

				21,186,694	1,711,524	22,898,218

Airlines 0.1%
Southwest Airlines Co.	144,614	11,700	156,314	1,237,896	100,152	1,338,048

Building Products 0.0%
Masco Corp.	63,905	4,700	68,605	669,724	49,256	718,980

Commercial Services & Supplies 0.4%
Avery Dennison Corp.	19,331	2,400	21,731	554,413	68,832	623,245
Cintas Corp.	19,666	2,400	22,066	684,574	83,544	768,118
Iron Mountain, Inc.	33,800	3,600	37,400	1,041,040	110,880	1,151,920
Pitney Bowes, Inc.	36,685	3,300	39,985	680,140	61,182	741,322
R.R. Donnelley & Sons Co.	34,761	2,400	37,161	501,601	34,632	536,233
Republic Services, Inc.	56,699	4,600	61,299	1,562,057	126,730	1,688,787
Stericycle, Inc.*	15,100	1,400	16,500	1,176,592	109,088	1,285,680
Waste Management, Inc.	83,107	7,300	90,407	2,718,430	238,783	2,957,213

				8,918,847	833,671	9,752,518

Construction & Engineering 0.2%
Fluor Corp.	31,350	2,700	34,050	1,575,338	135,675	1,711,013
Jacobs Engineering Group, Inc.*	23,800	1,600	25,400	965,804	64,928	1,030,732
Quanta Services, Inc.*	36,200	3,400	39,600	779,748	73,236	852,984

				3,320,890	273,839	3,594,729

Electrical Equipment 0.5%
Cooper Industries PLC	28,098	2,700	30,798	1,521,507	146,205	1,667,712
Emerson Electric Co.	132,736	11,600	144,336	6,184,170	540,444	6,724,614
Rockwell Automation, Inc.	25,921	2,100	28,021	1,901,824	154,077	2,055,901
Roper Industries, Inc.	16,966	1,100	18,066	1,473,836	95,557	1,569,393

				11,081,337	936,283	12,017,620

Industrial Conglomerates 2.5%
3M Co.	126,579	10,799	137,378	10,345,301	882,602	11,227,903
Danaher Corp.	103,176	8,958	112,134	4,853,399	421,384	5,274,783
General Electric Co.	1,905,981	166,413	2,072,394	34,136,120	2,980,457	37,116,577
Tyco International Ltd.	82,632	6,000	88,632	3,859,741	280,260	4,140,001

				53,194,561	4,564,703	57,759,264

Machinery 2.0%
Caterpillar, Inc.	117,168	9,100	126,268	10,615,421	824,460	11,439,881
Cummins, Inc.	34,458	3,220	37,678	3,032,993	283,425	3,316,418
Deere & Co.	75,078	6,600	81,678	5,807,283	510,510	6,317,793
Dover Corp.	33,772	2,800	36,572	1,960,465	162,540	2,123,005
Eaton Corp.	60,040	5,600	65,640	2,613,541	243,768	2,857,309
Flowserve Corp.	9,992	700	10,692	992,405	69,524	1,061,929
Illinois Tool Works, Inc.	86,860	7,500	94,360	4,057,231	350,325	4,407,556
Ingersoll-Rand PLC	56,714	5,100	61,814	1,728,076	155,397	1,883,473
Joy Global, Inc.	19,103	1,600	20,703	1,432,152	119,952	1,552,104
PACCAR, Inc.	63,681	5,600	69,281	2,386,127	209,832	2,595,959
Pall Corp.	21,110	700	21,810	1,206,436	40,005	1,246,441
Parker Hannifin Corp.	27,052	2,400	29,452	2,062,715	183,000	2,245,715
Snap-on, Inc.	10,432	600	11,032	528,068	30,372	558,440
Stanley Black & Decker, Inc.	30,596	2,592	33,188	2,068,290	175,219	2,243,509
Xylem, Inc.	34,905	3,000	37,905	896,709	77,070	973,779

				41,387,912	3,435,399	44,823,311

Professional Services 0.1%
Dun & Bradstreet Corp.	8,714	500	9,214	652,069	37,415	689,484
Equifax, Inc.	22,809	1,400	24,209	883,621	54,236	937,857
Robert Half International, Inc.	26,575	2,100	28,675	756,324	59,766	816,090

				2,292,014	151,417	2,443,431

Road & Rail 0.9%
CSX Corp.	188,890	17,700	206,590	3,978,023	372,762	4,350,785
Norfolk Southern Corp.	60,763	5,500	66,263	4,427,192	400,730	4,827,922
Ryder System, Inc.	8,790	1,000	9,790	467,101	53,140	520,241
Union Pacific Corp.	87,322	7,542	94,864	9,250,893	798,999	10,049,892

				18,123,209	1,625,631	19,748,840

Trading Companies & Distributors 0.2%
Fastenal Co.	53,400	3,800	57,200	2,328,774	165,718	2,494,492
W.W. Grainger, Inc.	11,009	900	11,909	2,060,775	168,471	2,229,246

				4,389,549	334,189	4,723,738

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Information Technology 18.5%
Communications Equipment 2.0%
Cisco Systems, Inc.	971,234	82,452	1,053,686	17,559,911	1,490,732	19,050,643
F5 Networks, Inc.*	14,210	1,200	15,410	1,507,965	127,344	1,635,309
Harris Corp.	21,500	1,900	23,400	774,860	68,476	843,336
JDS Uniphase Corp.*	38,539	4,500	43,039	402,347	46,980	449,327
Juniper Networks, Inc.*	95,734	8,300	104,034	1,953,931	169,403	2,123,334
Motorola Mobility Holdings, Inc.*	47,098	4,725	51,823	1,827,402	183,330	2,010,732
Motorola Solutions, Inc.	52,098	3,500	55,598	2,411,616	162,015	2,573,631
QUALCOMM, Inc.	303,158	24,728	327,886	16,582,743	1,352,622	17,935,365

				43,020,775	3,600,902	46,621,677

Computers & Peripherals 4.5%
Apple, Inc.*	167,973	13,938	181,911	68,029,065	5,644,890	73,673,955
Dell, Inc.*	275,478	21,400	296,878	4,030,243	313,082	4,343,325
EMC Corp.*	368,290	32,200	400,490	7,932,967	693,588	8,626,555
Hewlett-Packard Co.	358,479	30,196	388,675	9,234,419	777,849	10,012,268
Lexmark International, Inc. “A”	12,157	1,600	13,757	402,032	52,912	454,944
NetApp, Inc.*	64,709	5,400	70,109	2,346,995	195,858	2,542,853
SanDisk Corp.*	42,900	3,200	46,100	2,111,109	157,472	2,268,581
Western Digital Corp.*	41,635	4,000	45,635	1,288,603	123,800	1,412,403

				95,375,433	7,959,451	103,334,884

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. “A”	30,830	2,400	33,230	1,399,373	108,936	1,508,309
Corning, Inc.	284,997	21,000	305,997	3,699,261	272,580	3,971,841
FLIR Systems, Inc.	27,100	2,700	29,800	679,397	67,689	747,086
Jabil Circuit, Inc.	34,089	1,800	35,889	670,190	35,388	705,578
Molex, Inc.	26,086	1,900	27,986	622,412	45,334	667,746
TE Connectivity Ltd.	76,132	6,800	82,932	2,345,627	209,508	2,555,135

				9,416,260	739,435	10,155,695

Internet Software & Services 2.0%
Akamai Technologies, Inc.*	32,700	2,700	35,400	1,055,556	87,156	1,142,712
eBay, Inc.*	208,032	15,900	223,932	6,309,611	482,247	6,791,858
Google, Inc. “A”*	45,691	3,749	49,440	29,511,817	2,421,479	31,933,296
VeriSign, Inc.	28,300	2,400	30,700	1,010,876	85,728	1,096,604
Yahoo!, Inc.*	222,933	19,700	242,633	3,595,909	317,761	3,913,670

				41,483,769	3,394,371	44,878,140

IT Services 3.8%
Accenture PLC “A”	115,486	10,200	125,686	6,147,320	542,946	6,690,266
Automatic Data Processing, Inc.	88,710	6,300	95,010	4,791,227	340,263	5,131,490
Cognizant Technology Solutions Corp. “A”*	53,822	4,600	58,422	3,461,293	295,826	3,757,119
Computer Sciences Corp.	29,043	2,600	31,643	688,319	61,620	749,939
Fidelity National Information Services, Inc.	42,339	4,000	46,339	1,125,794	106,360	1,232,154
Fiserv, Inc.*	25,505	2,200	27,705	1,498,164	129,228	1,627,392
International Business Machines Corp.	212,987	18,013	231,000	39,164,050	3,312,231	42,476,281
MasterCard, Inc. “A”	19,200	1,500	20,700	7,158,144	559,230	7,717,374
Paychex, Inc.	58,401	5,600	64,001	1,758,454	168,616	1,927,070
SAIC, Inc.*	49,532	3,500	53,032	608,748	43,015	651,763
Teradata Corp.*	29,908	2,400	32,308	1,450,837	116,424	1,567,261
Total System Services, Inc.	29,466	1,693	31,159	576,355	33,115	609,470
Visa, Inc. “A”	91,901	7,200	99,101	9,330,708	731,016	10,061,724
Western Union Co.	113,796	9,200	122,996	2,077,915	167,992	2,245,907

				79,837,328	6,607,882	86,445,210

Office Electronics 0.1%
Xerox Corp.	255,178	20,748	275,926	2,031,217	165,154	2,196,371

Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	108,497	6,700	115,197	585,884	36,180	622,064
Altera Corp.	58,944	5,800	64,744	2,186,822	215,180	2,402,002
Analog Devices, Inc.	53,268	2,900	56,168	1,905,929	103,762	2,009,691
Applied Materials, Inc.	231,804	18,200	250,004	2,482,621	194,922	2,677,543
Broadcom Corp. “A”*	87,383	6,900	94,283	2,565,565	202,584	2,768,149
First Solar, Inc.*	9,895	800	10,695	334,055	27,008	361,063
Intel Corp.	919,815	78,894	998,709	22,305,514	1,913,179	24,218,693
KLA-Tencor Corp.	30,485	2,800	33,285	1,470,901	135,100	1,606,001
Linear Technology Corp.	40,896	3,200	44,096	1,228,107	96,096	1,324,203
LSI Corp.*	107,555	5,500	113,055	639,952	32,725	672,677
Microchip Technology, Inc.	34,000	2,700	36,700	1,245,420	98,901	1,344,321
Micron Technology, Inc.*	181,549	15,200	196,749	1,141,943	95,608	1,237,551
Novellus Systems, Inc.*	12,082	1,700	13,782	498,866	70,193	569,059
NVIDIA Corp.*	108,143	8,400	116,543	1,498,862	116,424	1,615,286
Teradyne, Inc.*	36,158	1,800	37,958	492,834	24,534	517,368
Texas Instruments, Inc.	206,515	17,300	223,815	6,011,652	503,603	6,515,255
Xilinx, Inc.	47,203	3,800	51,003	1,513,328	121,828	1,635,156

				48,108,255	3,987,827	52,096,082

Software 3.4%
Adobe Systems, Inc.*	88,844	7,200	96,044	2,511,620	203,544	2,715,164
Autodesk, Inc.*	40,148	2,900	43,048	1,217,689	87,957	1,305,646

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
BMC Software, Inc.*	31,666	2,600	34,266	1,038,011	85,228	1,123,239
CA, Inc.	66,415	6,200	72,615	1,342,579	125,333	1,467,912
Citrix Systems, Inc.*	33,914	3,100	37,014	2,059,258	188,232	2,247,490
Electronic Arts, Inc.*	61,806	5,200	67,006	1,273,204	107,120	1,380,324
Intuit, Inc.	53,530	4,900	58,430	2,815,143	257,691	3,072,834
Microsoft Corp.	1,352,190	112,970	1,465,160	35,102,852	2,932,701	38,035,553
Oracle Corp.	710,351	58,599	768,950	18,220,503	1,503,065	19,723,568
Red Hat, Inc.*	35,493	2,900	38,393	1,465,506	119,741	1,585,247
Salesforce.com, Inc.*	24,600	2,300	26,900	2,495,916	233,358	2,729,274
Symantec Corp.*	134,564	11,100	145,664	2,105,927	173,715	2,279,642

				71,648,208	6,017,685	77,665,893

Materials 3.4%
Chemicals 2.2%
Air Products & Chemicals, Inc.	37,718	3,200	40,918	3,213,197	272,608	3,485,805
Airgas, Inc.	11,950	1,200	13,150	933,056	93,696	1,026,752
CF Industries Holdings, Inc.	11,724	1,000	12,724	1,699,746	144,980	1,844,726
Dow Chemical Co.	214,358	16,800	231,158	6,164,936	483,168	6,648,104
E.I. du Pont de Nemours & Co.	166,258	14,087	180,345	7,611,291	644,903	8,256,194
Eastman Chemical Co.	25,938	2,400	28,338	1,013,138	93,744	1,106,882
Ecolab, Inc.	54,521	4,000	58,521	3,151,859	231,240	3,383,099
FMC Corp.	13,000	900	13,900	1,118,520	77,436	1,195,956
International Flavors & Fragrances, Inc.	14,716	900	15,616	771,413	47,178	818,591
Monsanto Co.	97,066	8,600	105,666	6,801,415	602,602	7,404,017
PPG Industries, Inc.	27,362	2,500	29,862	2,284,453	208,725	2,493,178
Praxair, Inc.	54,054	4,500	58,554	5,778,373	481,050	6,259,423
Sigma-Aldrich Corp.	22,016	2,200	24,216	1,375,119	137,412	1,512,531
The Mosaic Co.	53,975	4,300	58,275	2,721,959	216,849	2,938,808
The Sherwin-Williams Co.	16,005	1,300	17,305	1,428,766	116,051	1,544,817

				46,067,241	3,851,642	49,918,883

Construction Materials 0.0%
Vulcan Materials Co.	22,476	2,000	24,476	884,431	78,700	963,131

Containers & Packaging 0.1%
Ball Corp.	30,148	3,000	33,148	1,076,585	107,130	1,183,715
Bemis Co., Inc.	17,230	2,300	19,530	518,278	69,184	587,462
Owens-Illinois, Inc.*	28,100	2,100	30,200	544,578	40,698	585,276
Sealed Air Corp.	28,772	1,800	30,572	495,166	30,978	526,144

				2,634,607	247,990	2,882,597

Metals & Mining 0.9%
Alcoa, Inc.	192,338	11,200	203,538	1,663,724	96,880	1,760,604
Allegheny Technologies, Inc.	20,079	2,200	22,279	959,776	105,160	1,064,936
Cliffs Natural Resources, Inc.	26,433	2,400	28,833	1,648,098	149,640	1,797,738
Freeport-McMoRan Copper & Gold, Inc.	171,904	13,132	185,036	6,324,348	483,126	6,807,474
Newmont Mining Corp.	89,554	7,900	97,454	5,374,136	474,079	5,848,215
Nucor Corp.	56,999	4,500	61,499	2,255,450	178,065	2,433,515
Titanium Metals Corp.	12,700	700	13,400	190,246	10,486	200,732
United States Steel Corp.	25,775	2,363	28,138	682,006	62,525	744,531

				19,097,784	1,559,961	20,657,745

Paper & Forest Products 0.2%
International Paper Co.	78,312	6,300	84,612	2,318,035	186,480	2,504,515
MeadWestvaco Corp.	30,978	3,500	34,478	927,791	104,825	1,032,616

				3,245,826	291,305	3,537,131

Telecommunication Services 2.9%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	1,070,919	89,896	1,160,815	32,384,591	2,718,455	35,103,046
CenturyLink, Inc.	112,225	8,239	120,464	4,174,770	306,491	4,481,261
Frontier Communications Corp.	172,335	15,875	188,210	887,525	81,756	969,281
Verizon Communications, Inc.	511,451	42,658	554,109	20,519,414	1,711,439	22,230,853
Windstream Corp.	105,601	8,100	113,701	1,239,756	95,094	1,334,850

				59,206,056	4,913,235	64,119,291

Wireless Telecommunication Services 0.1%
MetroPCS Communications, Inc.*	55,200	2,500	57,700	479,136	21,700	500,836
Sprint Nextel Corp.*	538,714	41,200	579,914	1,260,591	96,408	1,356,999

				1,739,727	118,108	1,857,835

Utilities 3.8%
Electric Utilities 2.1%
American Electric Power Co., Inc.	87,565	7,592	95,157	3,617,310	313,626	3,930,936
Duke Energy Corp.	238,091	19,300	257,391	5,238,002	424,600	5,662,602
Edison International	59,274	4,900	64,174	2,453,944	202,860	2,656,804
Entergy Corp.	32,009	2,895	34,904	2,338,257	211,480	2,549,737
Exelon Corp.	120,188	10,400	130,588	5,212,553	451,048	5,663,601
FirstEnergy Corp.	75,902	6,704	82,606	3,362,459	296,987	3,659,446
NextEra Energy, Inc.	76,587	6,754	83,341	4,662,617	411,183	5,073,800
Northeast Utilities	32,300	3,000	35,300	1,165,061	108,210	1,273,271
Pepco Holdings, Inc.	40,800	3,700	44,500	828,240	75,110	903,350
Pinnacle West Capital Corp.	20,496	1,900	22,396	987,497	91,542	1,079,039
PPL Corp.	104,914	9,300	114,214	3,086,570	273,606	3,360,176

Pro Forma

Portfolio of Investments

as of December 31, 2011

	DWS S&P 500 Index Fund (a) Shares	DWS S&P 500 Plus Fund Shares	Combined Pro Forma Shares	DWS S&P 500 Index Fund (a) Value ($)	DWS S&P 500 Plus Fund Value ($)	Combined Pro Forma Value ($)
Progress Energy, Inc.	53,550	4,500	58,050	2,999,871	252,090	3,251,961
Southern Co.	155,579	13,653	169,232	7,201,752	631,997	7,833,749

				43,154,133	3,744,339	46,898,472

Gas Utilities 0.1%
AGL Resources, Inc.	21,154	419	21,573	893,968	17,707	911,675
ONEOK, Inc.	19,043	200	19,243	1,650,838	17,338	1,668,176

				2,544,806	35,045	2,579,851

Independent Power Producers & Energy Traders 0.2%
AES Corp.*	119,437	10,800	130,237	1,414,134	127,872	1,542,006
Constellation Energy Group, Inc.	36,787	2,700	39,487	1,459,341	107,109	1,566,450
NRG Energy, Inc.*	42,944	5,300	48,244	778,145	96,036	874,181

				3,651,620	331,017	3,982,637

Multi-Utilities 1.4%
Ameren Corp.	44,019	3,200	47,219	1,458,349	106,016	1,564,365
CenterPoint Energy, Inc.	75,068	6,600	81,668	1,508,116	132,594	1,640,710
CMS Energy Corp.	44,449	2,300	46,749	981,434	50,784	1,032,218
Consolidated Edison, Inc.	53,194	4,400	57,594	3,299,624	272,932	3,572,556
Dominion Resources, Inc.	103,301	9,100	112,401	5,483,217	483,028	5,966,245
DTE Energy Co.	30,003	2,700	32,703	1,633,663	147,015	1,780,678
Integrys Energy Group, Inc.	13,500	1,400	14,900	731,430	75,852	807,282
NiSource, Inc.	51,166	4,600	55,766	1,218,262	109,526	1,327,788
PG&E Corp.	72,916	6,500	79,416	3,005,598	267,930	3,273,528
Public Service Enterprise Group, Inc.	91,781	8,100	99,881	3,029,691	267,381	3,297,072
SCANA Corp.	20,667	1,700	22,367	931,255	76,602	1,007,857
Sempra Energy	43,596	3,400	46,996	2,397,780	187,000	2,584,780
TECO Energy, Inc.	37,088	1,900	38,988	709,864	36,366	746,230
Wisconsin Energy Corp.	41,400	3,900	45,300	1,447,344	136,344	1,583,688
Xcel Energy, Inc.	86,837	7,500	94,337	2,400,176	207,300	2,607,476

				30,235,803	2,556,670	32,792,473

Total Common Stocks (Cost $1,548,494,318, $132,063,397 and $1,680,557,715 respectively)				2,056,706,123	172,786,833	2,229,492,956

Preferred Stock 0.0%
Consumer Discretionary
Specialty Retail
Orchard Supply Hardware Stores Corp. “A”*	339	22	361	1,410	92	1,502
(Cost $2,641, $154 and $2,795 respectively)

Government & Agency Obligation 0.2%
U.S. Treasury Obligation
U.S. Treasury Bill, 0.021%, 5/3/2012	5,215,000	—	5,215,000	5,214,562	—	5,214,562
(Cost $5,214,626)

Securities Lending Collateral 39.0%
Daily Assets Fund Institutional, 0.18% (b)(c)	845,103,791	47,079,500	892,183,291	845,103,791	47,079,500	892,183,291
(Cost $845,103,791, $47,079,500 and $892,183,291 respectively)

Cash Equivalents 1.9%
Cash Management QP Trust, 0.07% (b)	35,920,469	7,231,046	43,151,515	35,920,469	7,231,046	43,151,515
(Cost $35,920,469, $7,231,046 and $43,151,515 respectively)

Total Investment Portfolio (Cost $2,434,735,845, $186,374,097 and $2,574,030,442 respectively) 138.6%				2,942,946,355	227,097,471	3,170,043,826
Other Assets and Liabilities, Net (38.6)%				(841,909,379)	(41,116,134)	(883,025,513)

Net Assets 100.0%				2,101,036,976	185,981,337	2,287,018,313

*	Non-income producing security.

(a)	DWS S&P 500 Index Fund is a feeder fund that invests substantially all of its assets in a “master portfolio”, the DWS Equity 500 Index Portfolio (the “Portfolio”) and owns a pro rata interest in the Portfolio’s net assets. At December 31, 2011, the DWS S&P 500 Index Fund owned approximately 25% of the Portfolio. The Portfolio’s Schedule of Investments is set forth above.

(b)	Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(c)	Represents collateral held in connection with securities lending.

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Pro Forma

Portfolio of Investments - Derivative Tables

as of December 31, 2011

DWS S&P 500 INDEX FUND

At December 31, 2011, open futures contracts purchased were as follows:

Futures		Expiration		Notional	Unrealized
	Currency	Date	Contracts	Value ($)	Appreciation ($)
S&P 500 Index	USD	3/15/2012	141	44,154,150	636,473

DWS S&P 500 PLUS FUND

At December 31, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Appreciation ($)
10 Year Japanese Government Bond*	JPY	3/9/2012	2	3,700,403	17,637

Federal Republic of Germany Euro-Bund*	EUR	3/8/2012	153	27,532,745	912,596

S&P 500 E-Mini Index	USD	3/16/2012	117	7,327,710	158,375

S&P 500 Index	USD	3/15/2012	24	7,515,600	140,603

United Kingdom Long Gilt Bond*	GBP	3/28/2012	127	23,066,166	532,297

Total unrealized appreciation					1,761,508

At December 31, 2011, open futures contracts sold were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Depreciation ($)
10 Year Australian Treasury Bond*	AUD	3/15/2012	29	3,526,568	(28,611)

10 Year Canadian Government Bond*	CAD	3/21/2012	217	28,508,741	(371,809)

10 Year U.S. Treasury Note Future*	USD	3/21/2012	171	22,422,375	(182,030)

Total unrealized depreciation					(582,450)

As of December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:*

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	11,705,458	AUD	11,800,000	1/20/2012	367,584	UBS AG
USD	1,583,345	CHF	1,500,000	1/20/2012	16,931	UBS AG
EUR	13,200,000	USD	17,162,178	1/20/2012	38,329	UBS AG
USD	1,154,738	JPY	90,170,000	1/20/2012	16,715	UBS AG
USD	9,993,318	NOK	59,820,000	1/20/2012	18,674	UBS AG
NOK	62,950,000	USD	10,541,828	1/20/2012	5,973	UBS AG
USD	871,207	NZD	1,130,000	1/20/2012	9,683	UBS AG
USD	11,304,995	SEK	78,120,000	1/20/2012	47,778	UBS AG

					521,667

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	3,150,000	USD	3,179,075	1/20/2012	(43,814)	UBS AG
CAD	8,780,000	USD	8,498,659	1/20/2012	(132,545)	UBS AG
GBP	4,450,000	USD	6,878,543	1/20/2012	(33,784)	UBS AG
USD	1,050,493	GBP	670,000	1/20/2012	(9,761)	UBS AG
JPY	517,450,000	USD	6,635,506	1/20/2012	(86,995)	UBS AG
NZD	7,550,000	USD	5,664,841	1/20/2012	(220,756)	UBS AG
SEK	47,820,000	USD	6,815,655	1/20/2012	(133,776)	UBS AG

					(661,431)

COMBINED PRO FORMA

At December 31, 2011, open futures contracts purchased were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Appreciation ($)
10 Year Japanese Government Bond*	JPY	3/9/2012	2	3,700,403	17,637

Federal Republic of Germany Euro-Bund*	EUR	3/8/2012	153	27,532,745	912,596

S&P 500 E-Mini Index	USD	3/16/2012	117	7,327,710	158,375

S&P 500 Index	USD	3/15/2012	165	51,669,750	777,076

United Kingdom Long Gilt Bond*	GBP	3/28/2012	127	23,066,166	532,297

Total unrealized appreciation					2,397,981

At December 31, 2011, open futures contracts sold were as follows:

Futures	Currency	Expiration	Contracts	Notional	Unrealized
		Date		Value ($)	Depreciation ($)
10 Year Australian Treasury Bond*	AUD	3/15/2012	29	3,526,568	(28,611)

10 Year Canadian Government Bond*	CAD	3/21/2012	217	28,508,741	(371,809)

10 Year U.S. Treasury Note Future*	USD	3/21/2012	171	22,422,375	(182,030)

Total unrealized depreciation					(582,450)

As of December 31, 2011, the Fund had the following open forward foreign currency exchange contracts:*

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	11,705,458	AUD	11,800,000	1/20/2012	367,584	UBS AG
USD	1,583,345	CHF	1,500,000	1/20/2012	16,931	UBS AG
EUR	13,200,000	USD	17,162,178	1/20/2012	38,329	UBS AG
USD	1,154,738	JPY	90,170,000	1/20/2012	16,715	UBS AG
USD	9,993,318	NOK	59,820,000	1/20/2012	18,674	UBS AG
NOK	62,950,000	USD	10,541,828	1/20/2012	5,973	UBS AG
USD	871,207	NZD	1,130,000	1/20/2012	9,683	UBS AG
USD	11,304,995	SEK	78,120,000	1/20/2012	47,778	UBS AG

					521,667

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
AUD	3,150,000	USD	3,179,075	1/20/2012	(43,814)	UBS AG
CAD	8,780,000	USD	8,498,659	1/20/2012	(132,545)	UBS AG
GBP	4,450,000	USD	6,878,543	1/20/2012	(33,784)	UBS AG
USD	1,050,493	GBP	670,000	1/20/2012	(9,761)	UBS AG
JPY	517,450,000	USD	6,635,506	1/20/2012	(86,995)	UBS AG
NZD	7,550,000	USD	5,664,841	1/20/2012	(220,756)	UBS AG
SEK	47,820,000	USD	6,815,655	1/20/2012	(133,776)	UBS AG

					(661,431)

Currency Abbreviations:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	Great British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	United States Dollar

The open forward currency contracts and the futures denoted with the * above are part of S&P Plus’s GTAA Strategy and are expected to expire prior to the merger

As of December 31, 2011 all securities held by DWS S&P 500 Plus Fund with the exception of the derivatives which are part of the GTAA strategy (open forward currency contracts and fixed income futures noted with * above) are consistent with the investment strategies and restrictions of DWS S&P 500 Index Fund.

The accompanying notes are an integral part of the financial statements.

PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

PRO FORMA COMBINING CONDENSED STATEMENT OF ASSETS AND LIABILITIES

As Of December 31, 2011 (Unaudited)

	Acquiring	Acquired		Pro Forma Adjustments		Pro Forma Combined
	DWS S&P 500 Index Fund	DWS S&P 500 Plus Fund
Investments, at value	$531,825,209	$227,097,471		$—		$758,922,680
Cash	$—	$6,961,890		$—		$6,961,890
Other assets less liabilities	$(1,126,466)	$(48,078,024)	(a)	$—		$(49,204,490)

Total Net assets	$530,698,743	$185,981,337		$—		$716,680,080

Net Assets
Class A	$109,870,175	$64,336,193		$12,938,964	(b)	$187,145,332
Class B	$1,286,930	$1,304,726		$—		$2,591,656
Class C	$11,857,207	$8,366,425		$—		$20,223,632
Class S	$407,684,431	$99,035,029		$—		$506,719,460
Class R	$—	$12,938,964		$(12,938,964)	(b)	$—

Total Net assets	$530,698,743	$185,981,337		$—		$716,680,080

Share Outstanding
Class A	6,590,311	5,315,015		(679,433)		11,225,893
Class B	77,300	111,242		(32,880)		155,662
Class C	712,504	711,818		(209,028)		1,215,294
Class S	24,405,392	8,242,551		(2,312,310)		30,335,633
Class R	n/a	1,084,708		(1,084,708)		—

Net Asset Value per Share
Class A	16.67	12.10				16.67
Class B	16.65	11.73				16.65
Class C	16.64	11.75				16.64
Class S	16.70	12.02				16.70
Class R	n/a	11.93				n/a

(a) - includes $47,079,500 of payable upon return of securities loaned.

(b) Class R shares of DWS S&P 500 Plus Fund will be exchanged for Class A shares of DWS S&P 500 Index Fund.

The accompanying notes are an integral part of the financial statements.

PRO FORMA COMBINING CONDENSED STATEMENT OF OPERATIONS

FOR THE TWELVE MONTH PERIOD ENDED December 31, 2011 (Unaudited)

	DWS S&P 500 Index Fund	DWS S&P 500 Plus Fund	Pro Forma Adjustments		Pro Forma Combined
Income and expenses allocated from DWS Equity 500 Index Portfolio:
Dividends	11,380,454	—			11,380,454
Interest	1,024	—			1,024
Income distributions - Central Cash Management Fund	6,175	—			6,175
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	179,043	—			179,043
Expenses	(536,546)	—	(183,823	)(a)(c)	(720,369)
Dividend Income	—	3,730,893			3,730,893
Interest Income	—	11,336			11,336
Securities Lending Income	—	30,701			30,701

Total Investment Income	11,030,150	3,772,930	(183,823)		14,619,257
Expenses
Services to shareholders	960,596	—	240,000	(c)	1,200,596
Administration fee	551,174	—	193,737	(c)	744,911
Distribution and service fees	403,918	329,593	(29,536	)(b)	703,975
Professional fees	53,197	—	8,237	(c)	61,434
Interest expense	—	35,414	—		35,414
Trustees’ fees and expenses	3,991	—	1,403	(c)	5,394
Reports to shareholders	63,495	—	48,000	(c)	111,495
Registration Fees	66,539	—	—		66,539
Other	3,259	298	—		3,557

Total expenses before reductions	2,106,169	365,305	461,841		2,933,315
Expense reductions	(43,372)	—	—		(43,372)

Expenses, net	2,062,797	365,305	461,841		2,889,943

Net investment income (loss)	8,967,353	3,407,625	(645,664)		11,729,314

Net Realized and Unrealized Gain (Loss)

Net realized gain (loss) on:
Investments	46,468,636	(1,411,362)	—		45,057,274
Futures	1,582,302	(1,077,619)	—		504,683
Foreign currency related transactions	—	(630,031)	—		(630,031)

Change in net unrealized appreciation (depreciation) on:
Investments	(47,143,415)	895,631	—		(46,247,784)
Futures	(55,370)	2,633,286	—		2,577,916
Foreign currency related transactions	—	(395,123)	—		(395,123)

Net increase in net assets from operations	$9,819,506	$3,422,407	$(645,664)		$12,596,249

(a)	Expenses of DWS Equity 500 Index Portfolio allocated to DWS S&P 500 Index Fund increased as follows: Management fees $96,868, Administration fee $58,121, Custody fee $6,181, Legal fee $4,965, Directors $6,063, Reports to shareholders $616 and Other $11,009.

(b)	Represents estimated decrease in expense as result of exchange of Class R shares of S&P Plus for Class A shares of S&P 500 Index

(c)	Adjustment to reflect different fee structure of DWS S&P 500 Plus Fund in comparison to DWS S&P 500 Index Fund.

The accompanying notes are an integral part of the financial statements.

Notes Pro Forma Combining Financial Statements

These financial statements set forth the unaudited pro forma combined condensed Statement of Assets and Liabilities as of December 31, 2011, and the unaudited pro forma combined condensed Statement of Operations for the year ended December 31, 2011 for DWS S&P 500 Index Fund (“S&P Index”) and DWS S&P 500 Plus Fund (“S&P Plus”), as adjusted, giving effect to the merger as if it had occurred as of the beginning of the period. These statements have been derived from the books and records utilized in calculating daily net asset value for each fund and have been prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates.

The S&P 500 Index is a feeder fund that seeks to achieve its investment objective by investing all of its investable assets in a master portfolio, DWS Equity 500 Index Portfolio (the “S&P Index Portfolio”). A master/feeder fund structure is one in which a fund (a “feeder fund”), instead of investing directly in a portfolio of securities, invests most or all of its investment assets in a separate registered investment company (the “master fund”) with substantially the same investment objective and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds, preserving separate identities or distribution channels at the feeder fund level. On December 31, 2011, the S&P Index owned approximately 25% of the S&P Index Portfolio.

Basis of Combination

Under the terms of the Plan of Reorganization, the combination will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of S&P Plus in exchange for an interest in the S&P Index Portfolio and subsequently an acquisition of all assets and liabilities of S&P Plus (including the S&P Plus’s interest in S&P Index Portfolio) in exchange for shares of S&P Index. Shares of S&P Plus will, in effect, be exchanged on a federal income tax-free basis for shares of the same class of S&P Index with an equal aggregate net asset value with the exception that Class R shareholders of S&P Plus will receive Class A shares of S&P Index with an equal aggregate net asset value. Following the acquisition, S&P Index will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods will not be restated. The S&P Index Portfolio’s tax basis in the S&P Plus portfolio securities received from S&P Plus will be the same as S&P Plus’s tax basis in those S&P Plus portfolio securities immediately prior to the transfer to S&P Index Portfolio. The merger costs, which are currently estimated to be $200,000, will be borne by the Advisor. It is not anticipated that there will be any transaction costs incurred in connection with repositioning S&P Plus’s portfolio, because such repositioning is expected to consist mainly of letting derivative positions expire prior to the merger. In the event there are any pre-merger transaction costs incurred, such costs would be borne by S&P Plus.

Security Valuation. The Fund records its investment in the S&P Index Portfolio at value, which reflects its proportionate interest in the net assets of the S&P Index Portfolio.

DWS S&P 500 Index Fund | 1

Investments in the S&P Index Portfolio are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the S&P Index Portfolio’s investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the S&P Index Portfolio’s own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2011 in valuing the combined pro-forma Portfolio’s investments.

Assets	Level 1	Level 2	Level 3	Total
Common Stocks and/or Other Equity Investments (e)	$2,229,491,454	$—	$3,004	$2,229,494,458

Government & Agency Obligation	—	5,214,562	—	5,214,562

Short-Term Investments (e)	935,334,806	—	—	935,334,806

Derivatives (f)	2,397,981	521,667	—	2,919,648

Total	$3,167,224,241	$5,736,229	$3,004	$3,172,963,474

Liabilities
Derivatives (e)	$(582,450)	$(661,431)	$—	$(1,243,881)

Total	$(582,450)	$(661,431)	$—	$(1,243,881)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended December 31, 2011.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the S&P Index Portfolio’s valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company’s or issuer’s financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The

2 | DWS S&P 500 Index Fund

value determined under these procedures may differ from published values for the same securities.

Federal Income Taxes. At December 31, 2011, the S&P Index had a net tax basis capital loss carryforward of approximately $77,043,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until December 31, 2012 ($21,570,000), December 31, 2013 ($7,108,000), December 31, 2014 ($6,496,000), December 31, 2016 ($16,675,000), December 31, 2017 ($17,522,000) and December 31, 2018 ($7,672,000), the respective expiration dates, whichever occurs first.

At February 28, 2011, the S&P Plus had a net tax basis capital loss carryforward of approximately $5,024,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2018, the expiration date, whichever occurs first.

Each Fund has reviewed the tax positions for the open tax years as of December 31, 2011, and has determined that no provision for income tax is required in the Fund’s financial statements. Each Fund’s federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Each Fund’s policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. After the acquisition, S&P Index intends to continue to qualify as a regulated investment company.

Other. S&P Index receives a daily allocation of the S&P Index Portfolio’s income, expenses and net realized and unrealized gains and losses in proportion to its investment in the S&P Index Portfolio. Expenses directly attributed to a fund are charged to that fund, while expenses which are attributable to the Trust are allocated among the funds in the Trust on the basis of relative net assets.

Derivative Instruments.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended December 31, 2011, the S&P Index Portfolio and the S&P Plus invested in futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the S&P Plus seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities,

DWS S&P 500 Index Fund | 3

including on financial indices and security indices. For the year ended December 31, 2011, as part of this strategy, the S&P Plus used futures contracts to attempt to take advantage of short-term and medium-term inefficiencies within the global bond and equity market.

Upon entering into a futures contract, the fund is required to deposit with financial intermediary cash or securities (“initial margin”) in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments (“variation margin”) are made or received by the fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange’s clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the fund’s ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract (“forward currency contract”) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The S&P Plus seeks to enhance returns by employing a global tactical asset allocation overlay strategy. For the six months ended December 31, 2011, as part of this strategy, the S&P Plus used forward currency contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term inefficiencies within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the fund is measured by the unrealized gain on appreciated contracts.

4 | DWS S&P 500 Index Fund

The following table summarizes the pro forma value of the derivative instruments held as of December 31, 2011 presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$521,667	$—	$521,667

Equity Contracts (b)	—	935,451	935,451

Interest Rate Contracts (b)	—	1,462,530	1,462,530

	$521,667	$2,397,981	$2,919,648

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(661,431)	$—	$(661,431)

Equity Contracts (b)	—	—	—

Interest Rate Contracts (b)	—	(582,450)	(582,450)

	$(661,431)	$(582,450)	$(1,243,881)

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the six months ended August 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(630,031)	$—	$(630,031)

Equity Contracts (b)	—	2,502,099	2,502,099

Interest Rate Contracts (b)	—	(1,997,416)	(1,997,416)

	$(630,031)	$504,683)	$(125,348)

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$(395,123)	$—	$(395,123)

Equity Contracts (b)	—	(280,532)	(280,532)

Interest Rate Contracts (b)	—	2,858,448	2,858,448

	$(395,123)	$2,577,916	$2,182,793

Related Parties. Under its Investment Management Agreement with the S&P Index, Deutsche Investment Management Americas Inc. (“DIMA” or the

DWS S&P 500 Index Fund | 5

“Advisor”), an indirect, wholly owned subsidiary of Deutsche Bank AG serves as investment manager to the S&P Index. The Advisor receives a management fee from the S&P Index Portfolio pursuant to the master/feeder structure. Under its Investment Management Agreement with the S&P Index Portfolio, the Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the S&P Index Portfolio or delegates such responsibility to the S&P Index Portfolio’s sub-advisor. Northern Trust Investments, Inc. (“NTI”) serves as sub-advisor to the S&P Index Portfolio and is paid by the Advisor for its services. NTI is responsible for the day-to-day management of the S&P Index Portfolio. The investment management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.05% of the S&P Index Portfolio’s average daily net assets, computed and accrued daily and payable monthly. Pursuant to the Investment Management Agreement, the S&P Index pays no management fee to the Advisor so long as the S&P Index is a feeder fund that invests substantially all of its assets in the S&P Index Portfolio.

Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the S&P Index and the S&P Index Portfolio. For all services provided under the Administrative Services Agreement, the S&P Index and S&P Index Portfolio pays the Advisor an annual fee (“Administration Fee”) of 0.10% and 0.03%, respectively, of the S&P Index and S&P Index Portfolio’s average daily net assets, computed and accrued daily and payable monthly.

Under the Investment Management and Unitary Fee Agreement with DIMA, the Advisor directs the investments of the S&P Plus in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the S&P Plus, or delegates such responsibilities to the S&P Plus’s sub-advisor.

QS Investors, LLC (“QS Investors”) serves as an investment sub-advisor to the S&P Plus. As an investment sub-advisor to S&P Plus, QS Investors makes investment decisions and buys and sells securities for S&P Plus and manages the portion of assets allocated to S&P Plus’s global tactical asset allocation overlay strategy. QS Investors is paid by the Advisor, not S&P Plus, for the services QS Investors provides to S&P Plus.

The S&P Plus pays the Advisor an annual fee (“Unitary Fee”) that covers the Advisor’s investment management services as described above, as well as all

6 | DWS S&P 500 Index Fund

other day-to-day expenses in the ordinary course of the S&P Plus’s business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund’s Board of Trustees).

The Unitary Fee equals an annual rate of 0.50% (the “Base Fee”), adjusted as described below, of the S&P Plus’s average daily net assets for the previous 365-day period (“Performance Period”) computed and accrued daily, and payable monthly. The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how S&P Plus’s investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the “Performance Benchmark”) over the Performance Period. If S&P Plus’s investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the S&P Plus’s investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund’s investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the S&P Index has a negative return. The amount of the performance adjustment will also be affected by changes in the size of S&P Plus over the Performance Period.

For the twelve months ended December 31, 2011, the Advisor did not receive a unitary fee.

DWS Investments Service Company, an affiliate of DIMA, is the transfer agent and dividend-disbursing agent for S&P Index and S&P Plus.

DWS Investments Distributors, Inc., an affiliate of DIMA, provides shareholder and administrative services to S&P Index and S&P Plus.

Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to S&P Index and S&P Index Portfolio.

DWS S&P 500 Index Fund | 7

Each Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

No significant accounting policies will change as the result of the proposed reorganization.

8 | DWS S&P 500 Index Fund